As filed with the U.S. Securities and Exchange Commission on November 9, 2026

Securities Act File No.

Investment Company Act File No. 811-24239

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

and

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No.	☐

StepStone Private Credit Retirement Strategy

(Exact name of Registrant as specified in charter)

128 S Tryon St., Suite 1600

Charlotte, NC 28202

(Address of Principal Executive Offices)

(704) 215-4300

(Registrant's Telephone Number, Including Area Code)

Robert W. Long

Chief Executive Officer

StepStone Group Private Wealth LLC

128 S Tryon St., Suite 1600

Charlotte, NC 28202

(Name and Address of Agent for service)

COPY TO:

Ryan P. Brizek Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, DC 20001	Bissie K. Bonner Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act
☐	immediately upon filing pursuant to paragraph (b) of Rule 486.
☐	on (date) pursuant to paragraph (b) of Rule 486.
☐	60 days after filing pursuant to paragraph (a) of Rule 486.
☐	on (date) pursuant to paragraph (a) of Rule 486

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).
☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

Preliminary Prospectus

Dated November 9, 2026

Subject to Completion

STEPSTONE PRIVATE CREDIT RETIREMENT STRATEGY PROSPECTUS

[ ], 2027

Class I Shares

Class Y Shares

StepStone Private Credit Retirement Strategy (the “Fund”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund has no operating history.

Investment Objectives. The Fund’s investment objectives are to seek to generate income and long-term capital appreciation.

Principal Investment Strategies. The Fund intends to primarily use a “multi-lender” approach to achieve its investment objectives, whereby StepStone Group Private Debt LLC utilizes a variety of non-bank or corporate lenders (“Investment Partners”) to source investment opportunities for the Fund.

Under normal circumstances, the Fund will invest, directly or indirectly, at least 80% of its total assets (net assets plus borrowings for investment purposes) in private credit investments (“Private Credit Investments”). The Fund expects to hold a significant portion of its Private Credit Investments indirectly, including through (i) investments in private investment funds (primarily private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act) (“Investment Funds”) managed by unaffiliated third-party managers, (ii) the debt and equity tranches of securitization vehicles, including collateralized loan obligations (“CLOs”), (iii) registered closed-end funds (including interval funds and tender offer funds) and business development companies (“BDCs”), (iv) loan participations and (v) joint ventures (“JVs”). For the purposes of the aforementioned 80% policy, the Fund defines Private Credit Investments to consist primarily of the following: (1) privately originated and negotiated Loans (as defined in this Prospectus) to U.S. and international private companies by a non-bank lender (for example, traditional direct lenders include asset management firms (on behalf of their investors), insurance companies, BDCs and specialty finance companies) primarily including (a) first lien senior secured and unitranche loans, (b) second lien, unsecured, subordinated or mezzanine loans and structured credit, as well as broadly syndicated loans, club deals (generally investments made by a small group of investment firms), and (c) other Loans; (2) investments in bank Loans to U.S. and international private companies, including securities representing ownership or participation in a pool of such Loans; and (3) notes or other pass-through obligations representing the right to receive the principal and interest payments on direct Loans to U.S. and international private companies (or fractional portions thereof). In addition, the Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Investment Funds or special purpose vehicles controlled by unaffiliated general partners that will acquire a Private Credit Investment, in each case that the Fund reasonably expects to be called in the future, as qualifying Private Credit Investments for purposes of its 80% policy.

In making an investment decision, an investor must rely upon his, her or its own examination of the Fund and the terms of the offering, including the merits and risks involved, of acquiring shares of the Fund as described in this prospectus (“Prospectus”). The Shares have not been approved or disapproved by the Securities and Exchange Commission or any other U.S. federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority or exchange has passed upon the accuracy or adequacy of this Prospectus or the merits of an investment in the Shares. Any representation to the contrary is a criminal offense.

	Per Class I Share	Per Class Y Share
Public Offering Price	At current net asset value	At current net asset value
Sales Load as a percentage of purchase amount	None	None
Proceeds to the Fund(1)	Current net asset value	Current net asset value

(1)
Assumes no sales load is charged. Shares will be offered in a continuous offering at the respective Share’s then-current net asset value, as described herein. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “Fund Expenses.”

The Fund currently offers an unlimited number of Shares in two separate classes of shares of beneficial interest (“Shares”) designated as Class I (“Class I Shares”) and Class Y (“Class Y Shares”) on a continuous basis at the then-calculated net asset value (“NAV”) per Share. The Fund intends to rely on exemptive relief from the SEC to, among other things, issue multiple classes of Shares with varying sales loads and asset-based services and/or distribution fees and to impose early withdrawal charges as applicable (the “Multi-Class Exemptive Relief”). The minimum initial investment amount for Class I Shares and Class Y Shares in the Fund is $5,000, and the minimum additional investment amount in the Fund is $5,000, except for additional purchases pursuant to our dividend reinvestment plan. The minimum initial and additional investment amounts may be reduced at the Adviser's discretion. Shares are being offered through the distributor at an offering price equal to the Fund’s then-current NAV per Share. Shares are subject to restrictions on transferability, and liquidity will be provided by the Fund only through tender offers, which may be made from time to time by the Fund, as determined by the Fund’s Board of Trustees (the “Board of Trustees” or the “Board”) in its sole discretion. See “Repurchases and Transfers of Shares.”

An investment in the Fund should be considered a complex investment and entails substantial risks, and a prospective investor should invest in the Fund only if the investor can sustain a substantial or complete loss of their investment and is unlikely to need short-term access to the amounts invested. See “Risk Factors—Principal Risks Related to an Investment in the Fund.”

TO ALL INVESTORS

No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus. This Prospectus is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Shares and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document). The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws, pursuant to registration or exemption from these provisions.

Investing in the Shares involves a high degree of risk. See “Risk Factors” beginning on page 27 of this Prospectus. Also consider the following:

•
Shareholders should not expect to be able to sell all or most of their Shares (other than through the Fund's repurchase program), regardless of how the Fund performs.
•
Shareholders should consider that they may not have access to the money they invest for an extended period of time.
•
An investment in the Fund is speculative with a substantial risk of loss. The Fund and the Adviser do not guarantee any level of return or risk on investments and there can be no assurance that the Fund's investment objectives will be achieved. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to invest in the Fund. See “Risk Factors—Principal Risks Related to an Investment in the Fund.”
•
The Fund’s Shares will not be listed on an exchange, and no secondary market is expected to develop. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.
•
An investment in the Fund is suitable only for investors who can bear the risks associated with private market investments with potential limited liquidity. The Fund’s Shares should be viewed as a long-term investment within a multi-asset personal portfolio and should not be viewed individually as a complete investment program.
•
The amount of distributions that the Fund may pay, if any, is uncertain.
•
The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as borrowings.
•
The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment, and although the Fund generally expects to fund distributions from net investment income, the Fund has not established limits on the amounts it may pay from such sources. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses. A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may have taxable gains in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.
•
Shareholders will bear substantial direct and indirect fees and expenses in connection with their investment. See “Fund Expenses” and “Management Fee.”
•
Investing in the Fund’s Shares may be speculative and involves a high degree of risk, including the risks associated with leverage.
•
The Fund may invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. See “Risk Factors—Principal Risks Related to an Investment in the Fund—High Yield Securities and Distressed Securities.”

•
An Investment Fund may invest in leveraged loans and/or distressed debt, which may be considered speculative investments. See “Risk Factors—Principal Risks Related to an Investment in the Fund—Special Situations and Distressed Investments” and “—Risks Associated With Covenant-Lite Loans,” respectively.
•
The Fund will invest in Private Credit investments, including Investment Funds. Investment Funds are subject to certain risks, including risks related to illiquidity, indirect fees, valuation, limited operating histories, and limited information regarding underlying investments. See “Risk Factors—Principal Risks Related to an Investment in the Fund.” In connection with the Fund’s investments in Investment Funds, the Fund may hold a significant portion of its assets in cash and cash equivalents in support of unfunded commitments.
•
Private Credit investments involve a high degree of business and financial risk that can result in substantial losses.

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information (“SAI”) dated [ ], 2027, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus. The SAI and the Fund’s annual and semi-annual reports and other information filed with the SEC are available upon written or oral request and without charge by writing to the Fund at c/o StepStone Group Private Wealth LLC (formerly known as StepStone Conversus LLC), 128 S Tryon St., Suite 1600, Charlotte, NC 28202, by calling (877) 772-7724 or by visiting the Fund’s website, www.stepstonepw.com. Shareholder inquiries about the Fund or the Shares should be made by writing to the Fund at c/o StepStone Group Private Wealth LLC, 128 S Tryon St., Suite 1600, Charlotte, NC 28202, by calling (877) 772-7724. The SAI, and other information about the Fund, is also available on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov. The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Shares in any state or other jurisdiction where the offer is not permitted.

[ ]

SUMMARY OF PROSPECTUS

This summary highlights selected information contained elsewhere in this Prospectus and the Statement of Additional Information (the “SAI”) and does not contain all of the information that you may want to consider when making your investment decision. To understand this offering fully, you should read the entire Prospectus carefully, including the section entitled “Risk Factors,” before making a decision to invest in our Shares.

StepStone Private Credit Retirement Strategy is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund has no operating history. Unless the context requires otherwise or as otherwise noted, the terms “we,” “us,” “our,” and the “Fund” refer to StepStone Private Credit Retirement Strategy; the terms “Adviser” or “StepStone Private Wealth” refer to StepStone Group Private Wealth LLC; the terms “Sub-Adviser” or “StepStone Private Debt” refer to StepStone Group Private Debt LLC; the terms “Sub-Sub-Adviser” or “SGEAIL” refer to StepStone Group Europe Alternative Investments Limited; the term “Advisers” refers to StepStone Private Wealth, StepStone Group Private Debt LLC and SGEAIL together; the term “Shares” refers to Class I Shares and Class Y Shares, and the term “Shareholders” refers to all shareholders; and the term “Distributor” refers to [ ].

Q:	What is the StepStone Private Credit Retirement Strategy?
A:

The Fund’s investment objectives are to seek to generate income and long-term capital appreciation.

The Fund intends to primarily use a “multi-lender” approach to achieve its investment objectives, whereby the Advisers utilize a variety of non-bank or corporate lenders (“Investment Partners”) to source investment opportunities for the Fund.

Under normal circumstances, the Fund will invest, directly or indirectly, at least 80% of its total assets (net assets plus borrowings for investment purposes) in private credit investments (“Private Credit Investments”). The Fund defines Private Credit Investments to consist primarily of the following:

(1)
privately originated and negotiated Loans (as defined below) to U.S. and international private companies by a non-bank lender (for example, traditional direct lenders include asset management firms (on behalf of their investors), insurance companies, business development companies (“BDCs”) and specialty finance companies) primarily including (a) first lien senior secured and unitranche loans, (b) second lien, unsecured, subordinated or mezzanine loans and structured credit, as well as broadly syndicated loans, club deals (generally investments made by a small group of investment firms), and (c) other Loans;
(2)
investments in bank Loans to U.S. and international private companies, including securities representing ownership or participation in a pool of such Loans; and
(3)
notes or other pass-through obligations representing the right to receive the principal and interest payments on direct Loans to U.S. and international private companies (or fractional portions thereof).

The Fund expects to hold a significant portion of its Private Credit Investments indirectly, including through (i) investments in private investment funds (primarily private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act) (“Investment Funds”) managed by unaffiliated third-party managers, (ii) the debt and equity tranches of securitization vehicles, including collateralized loan obligations (“CLOs”), (iii) registered closed-end funds (including interval funds and tender offer funds) and BDCs, (iv) loan participations and (v) joint ventures (“JVs”). With respect to Private Credit Investments that are sourced by Investment Partners or through structured credit products, the Fund may be required to pay an origination or similar fee in connection with making such investment, which fees will be indirectly borne by the Fund's shareholders and are in addition to the fees charged to the Investment Funds by their managers or general partners.

“Loans,” as used in this Prospectus, refers to loans of any type including, but not limited to, loan promissory notes, secured or unsecured loans, debtor-in-possession loans, priority or lien loans, assignments, participations or sub-interests in loans, syndicated loans, term loans, revolving loans, delayed draw loans or synthetic interests in loans. In connection with a direct Loan, the Fund may receive non-cash income features, including payment-in-kind (“PIK”) interest and original issue discount (“OID”) and, to a lesser extent, the Fund may invest in warrants or other equity securities of borrowers. The Fund may make investments at different levels of a borrower’s capital structure or otherwise in different classes of a borrower’s securities, to the extent permitted by law.

We may make Private Credit Investments through asset-backed securities representing ownership or participation in a pool of direct Loans; high yield securities, including securities representing ownership or participation in a pool of such securities; special purpose vehicles (“SPVs”) and/or joint ventures that primarily hold loans or credit-like securities; CLO-related strategies (including equity, warehousing and mezzanine); convertible debt; and equity of U.S. private companies. The Fund may also opportunistically invest, on a limited basis, in publicly traded securities of large corporate issuers and liquid credit (including, for example, long/short credit (including public securities)).

Private Credit Investments, along with all other forms of private assets in which the Fund may invest, are broadly referred to as “Private Market Assets.”

The Fund expects to implement a portion of its investment strategy via secondary market transactions (“Secondary Investments” or “secondaries”) in Investment Funds where all or a substantial portion of the capital has already been invested.

The Fund expects that its allocations between significant segments of its portfolio may vary significantly over time.

In addition, the Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Investment Funds or special purpose vehicles controlled by unaffiliated general partners that will acquire a Private Credit Investment, in each case that the Fund reasonably expects to be called in the future, as qualifying Private Credit Investments for purposes of its 80% policy. The Fund will provide shareholders with 60 days’ notice prior to changing the aforementioned 80% policy, provided that the Fund provides such notice in advance of a repurchase offer and such repurchase offer is not oversubscribed. The Fund must review its portfolio investments at least quarterly. If, subsequent to an investment, the Fund identifies that the requirements to its 80% policy are no longer met, the Fund will make future investments in a manner that will bring it into compliance with its 80% policy as soon as reasonably practicable in accordance with the timeframes set out in Rule 35d-1 under the 1940 Act as interpreted by the SEC and its staff.

While the Fund will be largely invested in U.S. issuers, the Fund may invest in issuers globally without a cap.

We cannot assure you that we will achieve our investment objectives. See “Investment Program — Investment Objectives” and “Risk Factors.”

Q:	Who is responsible for managing the Fund?
A:

StepStone Group Private Wealth LLC, a wholly-owned business of StepStone Group LP, serves as the Adviser of the Fund and is responsible for the overall management of the Fund’s activities, including structuring, governance, distribution, reporting and oversight.

StepStone Group Private Debt LLC (“StepStone Private Debt” or the “Sub-Adviser”) serves as the Sub-Adviser of the Fund and provides ongoing research, recommendations and portfolio management regarding the Fund’s investment portfolio. StepStone Private Debt is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, and is an affiliate of StepStone Group LP.

StepStone Group Europe Alternative Investments Limited (“SGEAIL” or “Sub-Sub-Adviser”) serves as the Sub-Sub-Adviser of the Fund and provides ongoing research regarding the Fund’s investment portfolio and is an affiliate of StepStone Group LP.

SGEAIL is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended.

As affiliates of StepStone Group LP, StepStone Private Wealth, StepStone Private Debt, and SGEAIL (together, the “Advisers”) benefit from the organization’s scale and depth across private markets.

StepStone Group LP is a global private markets investment firm focused on providing customized investment solutions and advisory and data services to its clients. StepStone Group LP’s clients include some of the world’s largest public and private defined benefit and defined contribution pension funds, sovereign wealth funds and insurance companies, as well as prominent endowments, foundations, family offices and private wealth clients. As of [ ], 2026, StepStone

Group LP was responsible for $[ ] billion of “private market allocations” which includes $[ ] billion of assets under management and $[ ] billion of assets under advisement.[1] StepStone Group LP has over [ ] professionals across [ ] offices in [ ] countries. StepStone Group LP is not performing investment advisory services to the Fund.

StepStone Group Inc. is the sole managing member of StepStone Group Holdings LLC, which in turn is the general partner of StepStone Group LP. StepStone Group Inc. is listed and trades on the Nasdaq Global Select Market under the trading symbol STEP. Please see StepStone Group Inc.’s website at www.stepstonegroup.com for more information. See “Management of the Fund – General.”

Q:	What are the Fund’s areas of differentiation?
A:

The Advisers believe the following attributes create an attractive opportunity for investors when considering an investment in the Fund.

•
Proactive Investment Sourcing: The Sub-Adviser believes that its advisory practice, separate account investment management mandates and portfolio analytics and reporting capabilities serve as differentiated advantages that will enable the Fund to capitalize on attractive investment opportunities sourced directly from Investment Partners. These advantages include:
o
Approximately $14 billion of private credit primary commitments are approved annually, on average, making StepStone Group LP what we believe to be one of the top global allocators of primary capital in private credit.
o
Access to top-tier investment managers and proprietary opportunities including over 100 private credit Investment Partners.
o
Benefits of leveraging a global network that includes 31 offices in 19 countries.
o
Large, stable senior team of professionals, each of whom offers their own extensive personal relationship network.
o
Ability to remain highly selective in all market environments and to select from the transactions which the Advisers believe provide the best relative value.
o
Part of StepStone Group LP’s broad private markets business that consistently has thousands of third-party sponsor interactions each year, oversees approximately $[ ] billion of private market assets as of [ ], 2026.
•
Deep Knowledge and Expertise in Private Debt: The Sub-Adviser utilizes a highly disciplined, research-focused investment approach with a fully scaled, global and dedicated private credit team to provide broad, educated and highly networked coverage of the private credit asset class. The Sub-Adviser believes that its dedicated and broad coverage of the private credit market differentiates StepStone Group LP from other private market managers, who typically cover private credit through a more generalist approach or with a smaller dedicated footprint.
o
Expertise in private credit since 1998.
o
Dedicated investment team with over 100 investment professionals focused on private credit investments.

1 “Private market allocations” means the total amount of assets under management and assets under advisement. StepStone Group LP classifies assets under management if StepStone Group LP has full discretion over the investment decisions in an account or has responsibility or custody of assets. Assets under advisement consists of client assets for which StepStone Group LP does not have full discretion to make investment decisions but plays a role in advising the client or monitoring their investments.

o
Over $88 billion of private credit assets under advisement or assets under management.[2]
o
Senior team members have an average of 20 years of experience in private debt.

•
Information Advantage: We believe StepStone Group LP’s proprietary database (“SPI”) represents one of the industry’s most comprehensive and powerful databases tracking over 20,000 general partners across 53,000 investment funds and 304,000 investments in underlying assets garnered from the over 5,700 annual investment manager meetings StepStone Group LP holds per year. Combined with over two decades of investment experience, StepStone Group LP believes that these tools enable it to identify historically top performing managers across the private credit investing landscape and make better informed underwriting decisions.
•
Multi-Dimensional Due Diligence Approach: The Fund will leverage the differentiated attributes and advantages of the Sub-Adviser’s global platform through an investment process that integrates StepStone Group LP’s analytical and investment expertise, access to proprietary information and insights gained through deep relationships with Investment Partners. The Fund will target opportunities where the Sub-Adviser’s evaluation, independent due diligence and broad reference network intersect, and will use its access to a large pool of investment opportunities to make comparisons and seek-out the most attractive opportunities, based on a relative assessment of prospective investments in the market.
•
Highly Diversified Private Debt Exposure: The Fund will seek to provide exposure that varies across sectors, markets, Investment Partners, and borrowers, with a focus on managing risk while considering the underlying investment and credit characteristics of each opportunity when assessing relative attractiveness and associated portfolio construction.
•
Expanded Access: The Advisers believe that individual investors have historically had limited access to private credit investments. Through a single investment in the Fund, investors can gain broad exposure to this part of the private markets with a comprehensive solution in a structure that solves for many of the common challenges that have historically restricted access to these types of investments.
•
Favorable Structure: Our structure solves many of the common challenges that have historically restricted access for individual investors. We believe the Fund offers a favorable structure as compared to private markets funds, including Form 1099-DIV or Form 1099-B tax reporting instead of K-1s, a single investment instead of recurring capital calls, and potential liquidity in the form of a share repurchase program.

Q:	Please describe features about the Fund that would be considered ‘investor friendly’?
A:

Shareholders can access Private Credit through an investment product with terms that we believe are more attractive than historically available investment vehicles providing similar exposure.

•
Shareholders will fund their entire investment concurrent with their subscription and avoid the complexity of capital calls. Upon investment, Shareholders immediately gain broad exposure to Private Credit.
•
An investment in the Fund will not require Shareholders to file for an extension. Tax information is reported via a 1099-DIV or 1099-B for the current year rather than a Schedule K-1 that is typically provided later in the year, potentially past the April 15th tax deadline.
•
The Shares may be purchased by IRAs, Keogh plans, and 401(k) plans.
•
Liquidity provisions that may allow Shareholders to tender their Shares to the Fund at the then-calculated NAV on a periodic basis, as discussed below.

2 StepStone Group LP classifies assets as assets under management if StepStone Group LP has full discretion over the investment decisions in an account or has responsibility or custody of assets. Assets under advisement consists of client assets for which StepStone Group LP does not have full discretion to make investment decisions but play a role in advising the client or monitoring their investments.

Q:	Will the Fund invest in the same Private Credit investments as other StepStone Group LP-advised funds and clients?
A:

To the extent permitted by law, the Fund intends to co-invest alongside other StepStone-advised funds and clients in the same assets. The 1940 Act imposes significant limits on the ability of the Fund to co-invest with other StepStone-advised funds and clients. The Advisers and certain affiliates have obtained an exemptive order from the SEC that permits funds advised by the Advisers, including the Fund, to co-invest alongside its affiliates, subject to certain terms and conditions. The Fund intends to rely on such exemptive order following the commencement of its investment operations. See “Investment Program” and “Conflicts of Interest.”

Q:	What are the Fund’s plans regarding leverage?
A:

The Fund does not anticipate using leverage for investment purposes, but intends to enter into a credit facility after it commences operations to provide leverage for temporary liquidity to the extent permitted by the 1940 Act. The Fund’s borrowings will always be subject to the Asset Coverage Requirement as defined below.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the investment company’s total indebtedness may not exceed one third the value of its total assets (including the indebtedness). The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement.

In general, the use of leverage may increase the volatility of an investment in the Fund. See “Investment Program—Leverage” and “Risk Factors—Investment Related Risks—Leverage Utilized by the Fund.”

Q:	For whom may an investment in our Shares be appropriate?
A:

An investment in Shares of the Fund may be appropriate if investors:

•
Desire to obtain the potential benefit of current income and to a lesser extent, long-term capital appreciation.
•
Can hold the Shares as a long-term investment and do not need short-term liquidity from the investment.

We cannot assure you that an investment in our Shares will allow you to realize any of these objectives. An investment in our Shares is only intended for investors who do not need the ability to sell their Shares quickly in the future.

Q:	What is the purchase price for each Share?
A:

The Fund’s Shares are offered in a continuous offering at the respective Share’s then-current NAV, as described herein. Revisions to the share price are made daily to reflect updated valuations and other Fund activity. See “Calculation of Net Asset Value” and “Purchases of Shares.”

Class I Shares and Class Y Shares are generally available for purchase. The minimum initial investment amount for Class I Shares and Class Y Shares in the Fund is $5,000 and the minimum additional investment amount in the Fund is $5,000 except for additional purchases pursuant to our dividend reinvestment plan. The minimum initial and additional investment amounts may be reduced at the Adviser's discretion. There is no minimum net worth, income or investor sophistication requirement for an investment in the Fund.

See “Purchases of Shares” and “Plan of Distribution” for additional information regarding Class I Shares and Class Y Shares.

Q:	What are the fees that investors pay with respect to the specific class of Shares they purchase in the offering?
A:

Class I Shares and Class Y Shares are not subject to any sales load or distribution and/or shareholder servicing fee. Additional details regarding the fees that investors pay with respect to purchased Shares are discussed in “Summary of Fees and Expenses” and “Plan of Distribution.”

Q:	What are the Fund’s other expected expenses?
A:

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund will pay the Adviser a monthly investment management fee (“Management Fee”) equal to 1.80% on an annualized basis of the Fund’s daily net assets. The Management Fee will be accrued daily and payable monthly in arrears within ten (10) business days after the end of the month. The Management Fee is an expense paid out of the Fund’s assets. For the avoidance of doubt, the Management Fee is applied to any assets in respect of Shares that will be repurchased by the Fund on such date. The Adviser pays 50% of the Management Fee proceeds to the Sub-Adviser on a monthly basis. See “Management Fee.”

In addition, the Fund will also pay for certain recurring expenses, including administrative costs, interest expenses on the Fund's borrowings, and organizational and offering costs. The Fund will also indirectly bear operating expenses of Investment Funds (e.g., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds). See “Summary of Fees and Expenses.”

Q:	Will there be any fee waivers or limitation on the fees charged by the Fund?
A:

The Adviser or one of its affiliates may charge certain fees in underlying special purpose vehicles in which the Fund may invest. The Adviser has contractually agreed to waive its Management Fee in the amount of any fees charged at the level of a subsidiary of the Fund (the “Subsidiary Fee Offset Waiver Agreement”).

The Adviser has contractually agreed to reduce its Management Fee to an annual rate of [ ]% for a term of [ ] from the date the Fund commences operations (the “Management Fee Waiver Agreement”). Unless otherwise extended by agreement between the Fund and the Adviser, the Management Fee payable by the Fund after the conclusion of the expiration of the Management Fee Waiver Agreement will be at the annual rate of 1.80%. [The waiver or reduction of the Management Fee under the Subsidiary Fee Offset Waiver Agreement and the Management Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation and Reimbursement Agreement described below.]

The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund through [ ] (the “Limitation Period”). The Adviser may extend the Limitation Period for a period of one year on an annual basis. The Expense Limitation and Reimbursement Agreement limits the amount of the Fund’s aggregate ordinary operating expenses, excluding certain Specified Expenses as outlined in “Summary of Fees and Expenses” and “Fund Expenses” sections below, borne by the Fund during the Limitation Period to an amount not to exceed [ ]% for Class I and Y Shares, on an annualized basis, of the Fund’s prior day net assets (the “Expense Cap”). If the Fund’s aggregate ordinary operating expenses, exclusive of the Specified Expenses, in respect of any Class of Shares for any day exceed the Expense Cap, the Adviser will waive its Management Fee, directly pay expenses on behalf of the Fund and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser waives its Management Fee, reimburses expenses to the Fund or pays expenses directly on behalf of the Fund, it is permitted to recoup from the Fund any such amounts for a period not to exceed three years from the month in which such fees and expenses were waived, reimbursed, or paid, even if such recoupment occurs after the termination of the Limitation Period. However, the Adviser may only recoup the waived fees, reimbursed expenses or directly paid expenses in respect of the applicable Class of Shares if (i) the aggregate ordinary operating expenses have fallen to a level below the Expense Cap and (ii) the recouped amount does not raise the level of aggregate ordinary operating expenses plus waived fees, reimbursed expenses or directly paid expenses in respect of a Class of Shares in the month of recoupment to a level that exceeds (x) the Expense Cap applicable at that time or (y) the Expense Cap in effect at the time such fees and expenses were waived, reimbursed, or paid. See “Summary of Fees and Expenses—Expenses Limitation and Reimbursement Agreement” and “Fund Expenses.”

Q:	If I buy Shares, will I receive distributions and how often?
A:

As required in connection with the Fund's intention to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will, at a minimum, make distributions annually in amounts that represent substantially all of the net investment income and net capital gains, if any, earned each year. See “Distribution Policy.”

Q:	May I reinvest my cash distributions in additional Shares?
A:

Yes. We have adopted a dividend reinvestment plan (“DRIP”) whereby Shareholders will have their cash distributions automatically reinvested in additional Shares unless they elect to receive their distributions in cash.

The DRIP is discussed later in the document. See “Distribution Policy— Automatic Dividend Reinvestment Plan.”

Q:	When can Shares be purchased?
A:

This is a continuous offering of Shares without a termination date, as permitted by the federal securities laws. Shares are offered for purchase daily on any day the New York Stock Exchange (“NYSE”) is open for business at a price based upon the Fund’s then-current NAV. See “Purchases of Shares” and “Plan of Distribution.”

Q:	Can I invest through my IRA, SEP or after-tax deferred account?
A:

Yes, subject to the suitability standards and applicable law. An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans, and 401(k) plans. In the case of investments through IRAs, Keogh plans, and 401(k) plans, our transfer agent will send the confirmation and notice of our acceptance to the trustee. Please be aware that in purchasing Shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing Shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “ERISA and Certain Other Considerations.”

Q:	How will the payment of fees and expenses affect my invested capital?
A:

The payment of fees and expenses will reduce the funds available to us to execute our business strategy as well as funds available for distribution to Shareholders. The payment of fees and expenses will also reduce the value of your Shares. See “Fund Expenses.”

Q:	What is the tax treatment of the Fund and Fund distributions for U.S. Shareholders?
A:

The Fund intends to qualify as a RIC under Subchapter M of the Code. For each taxable year that the Fund so qualifies, the Fund will generally not be subject to U.S. federal income tax on its taxable income and gains that it distributes as dividends for U.S. federal income tax purposes to Shareholders. The Fund intends to distribute its taxable income and gains in a manner that it should not be subject to an entity-level income tax. These distributions generally will be taxable as ordinary income or capital gains to the Shareholders, whether or not they are reinvested in Shares. U.S. federally tax-exempt investors generally will not recognize unrelated business taxable income with respect to an investment in Shares as long as they do not borrow to make such investment. See “Tax Aspects—Distributions.”

Q:	What provisions exist for the repurchase, transfer or sale of Shares by Shareholders?
A:

The Shares are not a liquid investment. Investors should consider their investment goals, time horizons, and risk tolerance before investing in the Fund. No Shareholder will have the right to require the Fund to redeem its Shares. The Fund may offer from time to time to repurchase Shares pursuant to written tenders by the Shareholders as described below.

The Advisers intend to seek the Board’s approval to offer a quarterly share repurchase program where the aggregate repurchases of Shares amounts to up to 2.50% of the Fund’s outstanding Shares per quarter. There is no guarantee that the Advisers will seek Board approval of, or that the Board will approve, a tender offer in any given quarter.

Details regarding restrictions on the transfer of Shares can be found in “Repurchases and Transfers of Shares—Transfers of Shares.”

Q:	Where can I find additional information on the Fund?
A:

Our website, www.stepstonepw.com, is the best source for additional information on the Fund. We regularly post updated information regarding our portfolio and activity in documents such as the most recent Prospectus and SAI, the Fund’s annual and semi-annual shareholder reports on Form N-CSR, a monthly fact card, an investor presentation, a fund commentary and the portfolio holdings report, along with other news, information and updates. The website also contains a link to our SEC filings. We may change the information posted on the website over time. The information on the website is not incorporated by reference into this Prospectus, and investors should not consider it a part of this Prospectus.

Q:	Will there be a board responsible for the Fund?
A:

The Fund has a Board of Trustees with overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the “Trustees” are not “interested persons” of the Fund or Advisers (as defined in the 1940 Act). See “Management of the Fund—Trustees and Officers” located in the SAI.

Q:	What will I receive in terms of Fund reporting?
A:

The Adviser prepares, and makes available to Shareholders, an audited annual report and an unaudited semi-annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. The Adviser also makes available a report on our operations on at least a quarterly basis. See “Reports to Shareholders” located in the SAI.

Q:	When will I receive my detailed tax information?
A:	As soon as practicable after the end of each calendar year, Shareholders will be provided tax information via a 1099-DIV or 1099-B. See “Tax Aspects.”
Q:	What are the principal risks involved in an investment in the Fund?
A:

An investment in the Fund involves several principal risks. Investing in the Shares may be considered speculative and involves a high degree of risk, including the risk of the loss of your investment. The Shares are illiquid and appropriate only as a long-term investment.

•
The Fund’s performance depends upon the performance of its assets.
•
Underlying investments involve a high degree of business and financial risk that can result in substantial losses.
•
The Fund allocates a portion of its assets to multiple Investment Funds, and Shareholders will bear two layers of fees and expenses: management fees and administrative expenses at the Fund level, and asset-based management fees, carried interests, incentive allocations or fees and expenses at the Investment Fund level.
•
The Fund intends to qualify as a RIC under the Code but may be subject to substantial tax liabilities if it fails to do so qualify.
•
The Shares are an illiquid investment. There is no market exchange available for Shares of the Fund, thereby making them difficult to liquidate.
•
Utilization of leverage, as limited by the requirements of the 1940 Act, may increase the Fund’s volatility.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment. A discussion of the risks associated with an investment in the Fund can be found under “Risk Factors” in the Prospectus and “Other Risks” in the SAI.

Q:	What are the types of potential conflicts that the Advisers anticipate in their management of the Fund and what are the Advisers’ policies to manage conflicts?
A:

The Advisers or their affiliates provide or may provide investment advisory and other services to various entities. The Advisers and certain of their investment professionals and other principals, may also carry-on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Advisers and their affiliates, “Other Accounts”). The Fund has no interest in these activities. The Adviser and its affiliates may receive payments from Investment Managers in connection with such activities. As a result of the foregoing, the Adviser and the investment professionals who, on behalf of the Adviser, will manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which the Advisers will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Advisers will commit the Fund’s assets. There also may be circumstances under which the Advisers will make investments for Other Accounts in which the Advisers do not invest on behalf of the Fund, or vice versa.

Investment opportunities are made available to the Fund and other clients of StepStone where the investment is within the parameters of the applicable strategy. Further, investment opportunities may arise where there is more demand from the Fund and other clients of StepStone for a particular investment opportunity than supply. StepStone has adopted an Allocation Policy designed to reasonably ensure that all of its clients will be treated fairly and equitably over time. See “Investment Program—StepStone Allocation Policy.”

Allocation decisions may arise when there is more demand from the Fund and other StepStone clients for a particular investment opportunity, such as the capacity in an Investment Fund or a co-investment, than available supply. StepStone employs an allocation policy designed to ensure that all of its clients will be treated fairly and equitably over time. With respect to primary purchases of Investment Funds, StepStone uses its best efforts to defer the allocation decision to the relevant investment manager, mitigating any potential conflict. In Secondary Investments, StepStone typically manages the allocation of the transaction across its clients. Under the StepStone allocation policy, if clients are similarly situated, considering all relevant facts and circumstances, allocations will be made pro rata based on the proportion budgeted for such investment by each client to the total amount of capital offered to all clients in the particular investment. Allocation of co-investments is a hybrid of StepStone’s approach on primary purchases of Investment Funds and secondaries; in certain cases, co-investments are allocated by the general partner leading the transaction, while in others StepStone has the ability to allocate the transaction across its clients, in which case the allocation method outlined with respect to secondaries is used. Due to these processes, StepStone does not believe there is a material risk of a conflict arising in the area of allocations that would disadvantage the Fund relative to another StepStone client.

The 1940 Act imposes significant limits on co-investments with affiliates of the Fund. The Advisers and certain affiliates have obtained an exemptive order from the SEC that permits funds advised by the Advisers, including the Fund, to co-invest alongside its affiliates in Private Credit and Income investments, subject to certain terms and conditions. The Fund intends to rely on such exemptive order following the commencement of its investment operations.

A discussion of potential conflicts of interest and the Advisers’ policies to manage such conflicts can be found under “Conflicts of Interest” in the Prospectus and “Conflicts of Interest” in the SAI.

SUMMARY OF FEES AND EXPENSES

The fee table below is intended to assist Shareholders in understanding the various costs and expenses that the Fund expects to incur, and that Shareholders can expect to bear, by investing in the Fund.

Investors purchasing Class I Shares may pay other fees (such as placement fees, wrap account fees or brokerage commissions) to their broker or other financial professional that are not reflected in the following table or the examples below. Investors should contact their broker or other financial professional for more information about these costs.

	Class I	Class Y
ANNUAL FUND OPERATING EXPENSES (as a percentage of the Fund’s average net assets)
Management Fee(1)	[ ]%	[ ]%
Acquired Fund Fees and Expenses (2)	[ ]%	[ ]%
Other Expenses (3),(4)	[ ]%	[ ]%
Total Annual Fund Operating Expenses	[ ]%	[ ]%
Less Fee Waiver and/or Expense Limitation and Reimbursement (5), (6)	[ ]%	[ ]%
Annual Net Expenses (7)	[ ]%	[ ]%

(1)
The Fund pays the Adviser a Management Fee at an annual rate of 1.80% based on the Fund’s daily net assets, accrued daily and payable monthly in arrears within ten (10) business days after the end of the month.
(2)
Some or all of the Investment Funds in which the Fund intends to invest charge carried interests, incentive fees or allocations based on the Investment Funds’ performance (“Performance Fees”). The Investment Funds in which the Fund intends to invest generally charge a management fee of 0.50% to 2.00% based on invested capital, and approximately 0.0% to 20% of net profits as a carried interest allocation. The Acquired Fund Fees and Expenses disclosed above are based on historic returns of the Investment Funds in which the Fund anticipates investing in for the current fiscal year, which may change substantially over time, and therefore, significantly affect “Acquired Fund Fees and Expenses”. The [ ]% shown as Acquired Fund Fees and Expenses reflects operating expenses of the Investment Funds (e.g., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds) after refunds, excluding any Performance Fees or allocations paid by the Investment Funds that are paid solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Investment Funds.

(3)
Other Expenses include all other expenses incurred by the Fund, such as professional fees relating to legal, tax and audit expenses; Fund operating expenses such as transfer agency fees, custody fees, administration fees, trustee fees, certain origination or similar fees paid with respect to Private Credit and Income investments approved by the Adviser that are sourced by Investment Partners or through Investment Funds; and expenses relating to the offering and sale of Shares. See “Fund Expenses—Organizational and Offering Expenses.” Other expenses are estimated for the 12 months ending [    ].
(4)
Includes amounts paid under an administration agreement (the “Administration Agreement”) between the Fund and [StepStone Private Wealth] as administrator (the “Administrator”). Under the Administration Agreement, the Fund pays the Administrator an administration fee (the “Administration Fee”) in an amount up to [ ]% on an annualized basis of the Fund’s net assets. From the proceeds of the Administration Fee, the Administrator pays [ ] (the “Sub-Administrator”) a sub-administration fee (the “Sub-Administration Fee”) in an amount up to [ ]% on an annualized basis of the Fund’s net assets, subject to a minimum annual fee. The Sub-Administration Fee is paid pursuant to a sub-administration agreement and a fund accounting agreement each between the Administrator and the Sub-Administrator. The Administration Fee is accrued daily based on the value of the net assets of the Fund as of the close of business on each business day (including any assets in respect of shares that are repurchased by the Fund on such date) and payable in arrears within ten business days after the end of the month. The Sub-Administration Fee is calculated in a manner substantially similar to the Administration Fee and is payable monthly in arrears.
(5)
The Adviser or one of its affiliates may charge certain fees in underlying special purpose vehicles in which the Fund may invest. The Adviser has contractually agreed to waive its Management Fee in the amount of any fees charged at the level of a subsidiary of the Fund pursuant to the Subsidiary Fee Offset Waiver Agreement. In addition, the Adviser has contractually agreed to reduce its Management Fee to an annual rate of [ ]% for a term of [ ] from the date the Fund commences operations pursuant to the Management Fee Waiver Agreement. Unless otherwise extended by agreement between the Fund and the Adviser, the Management Fee payable by the Fund after the conclusion of the expiration of the Management Fee Waiver Agreement will be at the annual rate of 1.80%. [The waiver or reduction of the Management Fee under the Subsidiary Fee Offset Waiver Agreement and the Management Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation and Reimbursement Agreement described below.]
(6)
The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund for the one-year term beginning on the initial closing date for subscriptions for Shares and ending on the one-year anniversary thereof. The Adviser may extend the Limitation Period for a period of one year on an annual basis. The Expense Limitation and Reimbursement Agreement limits the amount of the Fund’s aggregate ordinary operating expenses, excluding certain Specified Expenses listed below, borne by the Fund during the Limitation Period to an amount not to exceed [ ]% for Class I Shares and Class Y Shares, on an annualized basis, of the Fund’s prior day net assets (the “Expense Cap”). “Specified Expenses” that are not covered by the Expense Limitation and Reimbursement Agreement include: (i) the Management Fee; (ii) all fees and expenses of Private Credit investments and other investments in which the Fund invests (including the underlying fees of the Investment Funds and other investments (the Acquired Fund Fees and Expenses)); (iii) transactional costs, including legal costs and brokerage commissions, and sourcing and servicing or related fees incurred by the Fund in connection with the servicing by non-affiliated third parties of, and other related administrative services associated with the acquisition and disposition of the Fund’s investments; (iv) distribution and shareholder servicing fees, as applicable; (v) taxes; and (vi) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of Shareholders. See “Fund Expenses” for additional information. If the Fund’s aggregate ordinary operating expenses, exclusive of the Specified Expenses, in respect of any Class of Shares for any day exceed the Expense Cap, the Adviser will waive its Management Fee, directly pay expenses on behalf of the Fund and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser waives its Management Fee, reimburses expenses to the Fund or pays expenses directly on behalf of the Fund, it is permitted to recoup from the Fund any such amounts for a period not to exceed three years from the month in which such fees and expenses were waived, reimbursed, or paid, even if such recoupment occurs after the termination of the Limitation Period. However, the Adviser may only recoup the waived fees, reimbursed expenses or directly paid expenses in respect of the applicable Class of Shares if (i) the aggregate ordinary operating expenses have fallen to a level below the Expense Cap and (ii) the recouped amount does not raise the level of aggregate ordinary operating expenses plus waived fees, reimbursed expenses or directly paid expenses in respect of a Class of Shares in the month of recoupment to a level that exceeds (x) the Expense Cap applicable at that time or (y) the Expense Cap in effect at the time such fees and expenses were waived, reimbursed, or paid.
(7)
Annual Net Expenses include Management Fees waived pursuant to the management fee waivers described above and expenses limited by the Fund’s Expense Limitation and Reimbursement Agreement.

EXAMPLE:

Below is an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in Class I Shares and Class Y Shares, assuming that: (1) the Fund’s annual operating expenses and offering expenses remain at the levels set forth in the table above, except to reduce annual expenses upon completion of organization and offering expenses; (2) the annual return before fees and expenses is 5.00%; (3) the net return after payment of fees and expenses is distributed to shareholders and reinvested at NAV; (4) your financial intermediary does not directly charge you transaction or other fees; and (5) the Expense Cap has been applied through the first anniversary of the effectiveness date of this registration statement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year		3 Years		5 Years		10 Years
Class I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

If You HELD Your Shares
	1 Year		3 Years		5 Years		10 Years
Class I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

The examples should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. The rate of return of the Fund may be greater or less than the hypothetical 5.00% return used in the Example.

The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “Fund Expenses,” “Management Fee” and “Purchases of Shares.”

FINANCIAL HIGHLIGHTS

Financial highlights have not been included in this prospectus, as the Fund has not yet commenced operations.

THE FUND

The Fund is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on October 28, 2026. The Fund’s principal office is located at 128 S Tryon St., Suite 1600, Charlotte, NC 28202, and its telephone number is (704) 215-4300. Investment advisory services are provided to the Fund by the Adviser and Sub-Adviser pursuant to an investment advisory agreement (the “Advisory Agreement”) and an investment sub-advisory agreement (the “Sub-Advisory Agreement”), respectively. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the individuals who serve on the Board of Trustees. See “Management of the Fund” and “Statement of Additional Information—Management of the Fund.”

USE OF PROCEEDS

Under normal circumstances, the proceeds from the sale of Shares, net of the Fund’s fees and expenses, are invested by the Fund to pursue its investment program and objectives as soon as practicable. It is anticipated that proceeds from the sale of Shares will be invested, as appropriate, in investment opportunities within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending as long as six months. See “Other Risks—Availability of Investment Opportunities” in the SAI for a discussion of the timing of Investment Funds’ subscription activities, market conditions, and other considerations relevant to the timing of the Fund’s investments generally.

STRUCTURE

The Fund has been organized as a continuously offered, non-diversified closed-end management investment company. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to Shareholders, the Advisers intend to seek the Board’s approval to offer a quarterly share repurchase program where the aggregate repurchases of Shares amounts to up to 2.50% of the Fund’s outstanding Shares per quarter. There is no guarantee that the Advisers will seek Board approval of, or that the Board will approve, a tender offer in any given quarter.

The Fund believes that a closed-end structure is most appropriate for the long-term nature of the Fund’s strategy. The Fund’s NAV per Share may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Fund, except through written tender offers on a periodic basis, no matter how the Fund performs.

The Fund is a specialized investment vehicle that provides investors within the structure of a registered closed-end investment company with exposure to private credit investments that typically are made by investment funds not registered under the 1940 Act, often referred to as a “private investment fund.” Private investment funds, such as the Investment Funds, are collective asset pools that typically offer their securities privately, without registering such securities under the Securities Act. The Advisers believe that securities offered by private investment funds are typically sold in large minimum denominations (often at least $5,000,000 to $20,000,000) to a limited number of institutional investors and high net worth individuals. Compared to Investment Funds, registered closed-end investment companies often impose relatively modest minimum investment requirements and offer their shares to a broader range of investors. The managers or investment advisers of private investment funds are usually compensated through asset-based fees and incentive-based fees. The advisers to registered closed-end investment companies are typically compensated through asset-based fees.

Investors may purchase Shares of the Fund daily based upon the Fund’s daily NAV per Share. Unlike the practices of many private investment funds, the Fund intends to offer Shares without limiting the number of investors that can participate in its investment program.

In private investment funds, often organized as limited partnerships, investors usually commit to provide up to a certain amount of capital as and when requested by the fund’s manager or general partner. The general partner then makes private market investments on behalf of the fund, typically over a two-to-five-year period according to a pre-defined investment strategy. The Fund’s Private Credit investments typically have a five-to-seven year maturity, and the proceeds are distributed to the Fund’s investors. The private investment funds themselves typically have a duration of six to eight years. In contrast, registered closed-end funds typically reinvest most of the proceeds of realized investments and do not have a stated duration. This attribute provides investors with more consistent exposure to the underlying assets through economic cycles and maintains an investor’s intended allocation to the target asset class, such as private markets.

INVESTMENT PROGRAM

Investment Objectives

The Fund’s investment objectives are to seek to generate income and long-term capital appreciation.

Investment Strategy

Under normal circumstances, the Fund will invest, directly or indirectly, at least 80% of its total assets (net assets plus borrowings for investment purposes) in Private Credit Investments. Except as otherwise disclosed in this Prospectus, we may modify or waive our investment objectives and any of our investment policies, restrictions, strategies, and techniques without prior notice and without shareholder approval. If we change our 80% Private Credit Investment policy, we will provide shareholders with at least 60 days’ advance notice of such change. The Fund must review its portfolio investments at least quarterly. If, subsequent to an investment, the Fund identifies that the requirements to its 80% policy are no longer met, the Fund will make future investments in a manner that will bring it into compliance with its 80% policy as soon as reasonably practicable in accordance with the timeframes set out in Rule 35d-1 under the 1940 Act as interpreted by the SEC and its staff.

Under the Fund’s 80% policy, the Fund is not limited in relation to the investment strategies to which it has exposure, provided such investment strategies are substantially credit-related. For purposes of the Fund's 80% policy, the Fund will include direct investments in structured products, such as Investment Funds, CLOs, JVs, and BDCs, that make investments in Loans. In addition, the Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Investment Funds or special purpose vehicles controlled by unaffiliated general partners that will acquire Private Credit Investments, in each case that the Fund reasonably expects to be called in the future, as qualifying Private Credit Investments for purposes of its 80% policy. For a complete description of the Fund's fundamental policies, see “Fundamental Policies” and “Other Fundamental Policies” in the Fund's Statement of Additional Information. The Fund may undertake a variety of investment strategies, as discussed further below.

The Fund intends to primarily use a “multi-lender” approach to achieve its investment objectives, whereby the Advisers utilize a variety of Investment Partners to source investment opportunities for the Fund. There can be no assurance that the Fund will achieve its investment objectives.

With respect to Private Credit Investments approved by the Adviser that are sourced by Investment Partners or through Investment Funds, the Fund may be required to pay an origination or similar fee in connection with making such investment, as well as any ongoing fees for administrative services provided by the Investment Partners to the Fund with respect to such investments, which fees will be indirectly borne by the Fund’s shareholders and are in addition to the fees charged to the Investment Funds by their managers or general partner.

The Fund will use data and analysis throughout all stages of the investment process, including in the sourcing, underwriting, and monitoring stages. The Fund will use various data sources throughout the process, including the institutional expertise of StepStone private debt and private equity teams, StepStone’s access to a network of private debt general partners, sponsors, and industry experts, and access to databases containing credit-specific data.

The Loans in which we expect to invest, directly or indirectly, may pay floating interest rates based on a variable base rate. The secured debt (including first lien senior secured, unitranche and second lien debt) in which we will invest generally have stated terms of five to eight years, and the mezzanine, unsecured or subordinated debt investments that we may make will generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and five years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. Loans and securities purchased in the secondary market will generally have shorter remaining terms to maturity than newly issued investments. We expect most of our debt investments will be unrated. Our debt investments may also be rated by a nationally recognized statistical rating organization, and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service, Inc. or lower than “BBB-” by Standard & Poor’s Ratings Services). These types of loans are often called “junk” bonds. We expect that our unrated debt investments will generally have credit quality consistent with below investment grade securities.

To the extent the Fund holds a direct Loan, the Fund may receive non-cash income features, including PIK interest and OID and, to a lesser extent, the Fund may invest in warrants or other equity securities of borrowers. The Fund may make investments at different levels of a borrower’s capital structure or otherwise in different classes of a borrower’s securities, to the extent permitted by law.

The Advisers will allocate the Fund’s assets in such proportions as the Advisers deem appropriate from time to time, in accordance with the Advisers’ allocation policy. The Fund may invest in U.S., European and other non-U.S. companies, including to a limited extent companies in emerging markets.

The Fund is classified as a non-diversified investment Fund within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Under the 1940 Act, a “diversified” investment Fund is required to invest at least 75% of the value of its total assets in cash and cash items, government securities, securities of other investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of such Fund and no more than 10% of the outstanding voting securities of such issuer. As a non-diversified investment Fund, we are not subject to this requirement. To the extent that we assume large positions in the securities of a small number of issuers or within a particular industry, our NAV may fluctuate to a greater extent than that of a more diversified investment Fund as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment Fund or to a general downturn in the economy. However, we are subject to the diversification requirements applicable to a regulated investment company (“RIC”) under Subchapter M of the Code.

Notwithstanding the above, the Advisers do not follow a rigid investment policy with respect to the Fund’s investment portfolio that would restrict it from participating in any market, strategy or investment, and the Fund’s investment portfolio may be concentrated in one or more investment strategies from time to time. The Fund’s assets may be deployed in whatever investment strategies are deemed appropriate under prevailing economic and market conditions to seek to achieve the Fund’s investment objectives.

To effectuate the Fund’s investment strategy, the Advisers intend to utilize a variety of Investment Partners to source Private Credit Investments primarily consisting of the following:

(1)
privately originated and negotiated Loans to U.S. and international private companies by a non-bank lender (for example, traditional direct lenders include asset management firms (on behalf of their investors), insurance companies, BDCs and specialty finance companies) primarily including (a) first lien senior secured and unitranche loans, (b) second lien, unsecured, subordinated or mezzanine loans and structured credit, as well as broadly syndicated loans, club deals (generally investments made by a small group of investment firms), and (c) other Loans;
(2)
investments in bank Loans to U.S. and international private companies, including securities representing ownership or participation in a pool of such Loans; and
(3)
notes or other pass-through obligations representing the right to receive the principal and interest payments on direct Loans to U.S. and international private companies (or fractional portions thereof).

The Fund expects to hold a significant portion of its Private Credit Investments indirectly, including through (i) Investment Funds managed by unaffiliated third-party managers, (ii) the debt and equity tranches of securitization vehicles, including CLOs, (iii) registered closed-end funds (including interval funds and tender offer funds) and BDCs, (iv) loan participations and (v) JVs. With respect to Private Credit Investments that are sourced by Investment Partners or through structured credit products, the Fund may be required to pay an origination or similar fee in connection with making such investment, which fees will be indirectly borne by the Fund's shareholders and are in addition to the fees charged to the Investment Funds by their managers or general partners.

Investment Process

The Adviser and the Sub-Adviser intend to adhere to a disciplined, focused investment screening and selection process with an emphasis on fundamental analysis and due diligence in connection with investing the Fund’s assets. The Advisers will also retain, in certain situations, external consultants, advisors and accountants to augment due diligence. The Advisers’ approach of working closely with lenders and issuers on transactions is expected to allow for a thorough due diligence process as well as providing the Advisers with the requisite time to complete each step in its screening, due diligence and monitoring process for the Fund, which will typically include the below steps in connection with the Fund’s Lending Strategy.

The Adviser’s Investment Committee

The Adviser carries out portfolio management through its Investment Committee (the “Investment Committee”). The Investment Committee comprises senior personnel of the StepStone Group LP. The committee functions include the consideration, and if appropriate, approval of proposed investments based on investment memorandum prepared by the investment teams within the Advisers, decisions on allocations to eligible funds, ongoing monitoring of the investments and incidents, among other matters.

The Investment Committee review process is multi-step and iterative and occurs in parallel with the diligence of investments. Once the diligence process has begun, the investment team presents updates at twice-weekly Investment Committee meetings. The Investment Committee reviews all activity from the prior week, with a focus on detailed updates of ongoing situations and in-depth review of all new investment opportunities.

The ultimate results and findings of the investment analysis are compiled into an investment memorandum that is used as the basis to support the investment thesis and utilized by the Investment Committee for final investment review and approval.

The Investment Process Steps

The Adviser’s investment process for an investment opportunity generally spans one to two months, from the initial screen through final approval and funding. The process begins with the work of the investment team. The investment team are investment professionals in StepStone Group LP to whom the Adviser has access by virtue of a resource sharing agreement.

Sourcing and Initial Review

In order to source transactions, the Adviser primarily utilizes its significant access to transaction flow through more than 100 different relationships with Investment Partners. With respect to StepStone’s origination channels, the global presence of StepStone generates access to a substantial amount of opportunities with attractive investment characteristics. The broad network of Investment Partners includes private credit asset managers, origination platforms, private equity asset managers, financial intermediaries, and other parties.

The investment team examines information furnished by the Investment Partner and, as applicable, the target company and external sources. The investment team determines whether the investment meets the Fund’s basic investment criteria and offers an acceptable probability of attractive risk adjusted returns.

Only the most attractive opportunities are pursued further, meaning that many opportunities are declined by the investment team at this stage with respective communication to the Investment Partner. For opportunities that proceed to the next stage, a list of initial due diligence questions and a request for additional diligence materials are prepared.

Evaluation and Further Review

The investment team reviews additional diligence materials to answer initial due diligence questions identified in the Initial Review.

Due Diligence

Once the diligence process has begun, the investment team presents updates at twice-weekly Investment Committee meetings. The Investment Committee conducts a thorough and rigorous review of the opportunity with the investment team to ensure the potential investment fits the Fund’s investment strategy. The investment team may examine some or all of the following deal attributes, along with other factors:

•
transaction dynamics such as deal rationale, use of proceeds, co-investment rationale;
•
borrower and portfolio credit profile including credit metrics, size of the borrower, resiliency of business model, market position, industry fundamentals, and relative value assessment;
•
historical financial performance; including asset valuation, financial analysis, scenario analysis, future projections, growth assumptions, free cash flow generation, de-leveraging profile, other key financial credit metrics, and comparable credit and equity analyses;

•
legal considerations including the strength of the credit structure and related documentation;
•
performance track record, workout experience, investment process and experience of the Investment Partner who sourced the opportunity;
•
performance track record and experience of the private equity sponsor;
•
compliance and conflict of interest considerations;
•
analysis of the structure and leverage of the transaction;
•
analysis of the operational characteristics of the transaction; and
•
analysis on how the particular investment fits into the overall investment strategy of the Fund, including diversification, concentration and liquidity.

To enhance the analysis of potential investments, the investment team may review additional materials including but not limited to consulting and accounting reports, legal documents and other relevant borrower information. The investment team may also conduct reference calls with other Investment Partners and industry participants. In addition, the Adviser may schedule meetings and/or calls with the private equity sponsor(s).

Final Approval

Once all investment team questions are answered appropriately, the investment team seeks final Investment Committee approval. A majority approval of the Investment Committee is required to approve any initial or follow-on investment or disposition for the Fund.

Monitoring

The Advisers will receive financial reports typically detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics on a quarterly basis from portfolio companies. The Advisers will use this data to conduct an ongoing assessment of the investment’s operating performance and prospects.

The Advisers will regularly monitor the Fund’s investments, including Investment Funds, with regard to their adherence to investment strategy and style, their performance and their exposure to adverse market developments.

Primary Investment Types

The Fund’s portfolio will primarily consist of the following investment types:

Structured Credit

The Fund expects to invest in the debt and equity tranches of securitization vehicles and other structured products, including CLOs, collateralized fund obligations and rated note feeders, that are backed primarily by corporate Loans or interests in private credit funds. Such structured credit investments may be rated investment grade, rated below investment grade, or unrated, and may be held directly or indirectly, including through Investment Funds or JVs.

Bank Loans

The Fund’s portfolio will have exposure to Loans originated by banks and other financial institutions, which will primarily consist of Loans to U.S. and international private companies. These loans may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated.

Loan Participations and Assignments

The Fund may acquire interests in Loans either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Opportunistic Credit

The Fund expects to invest opportunistically from time to time, with a view to enhance returns, in asset-backed securities, convertible debt, loan participations, bridge loans, structured products such as CLOs, debtor-in-possession financings, lending to lenders and equity in loan portfolios or portfolios of receivables. With its opportunistic credit investments, the Fund expects to provide flexible financing solutions across the capital structure. The Fund expects to make investments in opportunities that involve complexity and structural inefficiencies and retains the ability to invest across the capital structure in both public and private markets, including senior secured credit, structurally- or lien-subordinated credit, and certain opportunities through equity and equity-linked securities. The Fund’s opportunistic credit investments may include (i) highly-structured and privately-negotiated capital solutions supporting corporate borrowers as an alternative to traditional capital markets (including through secured loans, senior subordinated debt, mezzanine debt, convertible notes, preferred equity, warrants and other debt-like instruments, as well as equity in such corporate borrowers) and (ii) event-driven opportunities that exhibit hybrid credit and equity features (e.g., asset-level investing or bank regulatory capital replacement).

Special Situations

The Fund expects to invest in directly negotiated and highly structured transactions, providing bespoke solutions for company specific needs and/or complex situations. The Fund expects to make investments in debt and equity securities of companies seeking liability management, growth or broader strategic objectives. To a lesser extent, the Fund may seek to invest in the following: (i) corporate debt instruments relating to stressed and distressed industries or issuers; (ii) rescue-capital opportunities; (iii) public and private stock issued in connection with restructurings and reorganizations or otherwise; and (iv) other opportunistic investments resulting from periods of market dislocation, including primary and secondary market investments in liquid debt instruments that arise as a result of temporary market volatility (e.g., hung bank syndications and stressed liquid credit). A hung bank syndication occurs when a bank provides funding for a transaction, expecting it to be refinanced at a later date, and market forces cause the bank to sell the debt at a discount in order to attract investor interest to meet prior expectations.

Direct Loans

The Fund’s portfolio will have limited exposure to direct Loans to U.S. and international private companies by purchasing or investing in Loans or other investments from/with non-bank lenders (for example, traditional direct lenders include asset management firms (on behalf of their investors), insurance companies, BDCs and specialty finance companies) that specialize in direct Loan originations. The Fund will utilize a variety of Investment Partners to source direct Loans. The Fund’s direct Loans will primarily include secured debt (including first lien senior secured, unitranche and second lien debt) and mezzanine loans, but may also include unsecured debt (including senior unsecured and subordinated debt) or structured credit, as well as broadly syndicated loans and club deals (generally investments made by a small group of investment firms). First lien senior secured debt has first claim to any underlying collateral of a loan, second lien debt is secured but subordinated in payment and/or lower in lien priority to first lien holders, and unitranche loans are secured loans that combine both senior and subordinated debt into one tranche of debt, generally in a first lien position. In connection with a direct Loan, the Fund may invest in warrants or other equity securities of borrowers and may receive non-cash income features, including PIK interest and OID. The Fund may make investments at different levels of a borrower’s capital structure or otherwise in different classes of a borrower’s securities, to the extent permitted by law.

A portion of the Fund’s debt portfolio investment exposure will be made in certain high-yield securities known as mezzanine investments, which are subordinated debt securities that may be issued together with an equity security (e.g., with attached warrants). Those mezzanine investments may be issued with or without registration rights. Mezzanine investments can be unsecured and generally subordinate to other obligations of the issuer. The expected average life of the Fund’s mezzanine investments may be significantly shorter than the maturity of these investments due to prepayment rights.

Co-Investment

As stated above, the Advisers intend to utilize a variety of Investment Partners to source Loans. The Fund may also co-invest in Loans and Investment Funds alongside one or more other investment funds or investment vehicles managed, sponsored or advised by the Advisers or their affiliates. As a closed-end fund registered under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which, in certain circumstances, likely may limit the Fund’s ability to make investments or enter into other transactions alongside other clients. The Advisers and certain affiliates have obtained an exemptive order from the SEC that permits funds advised by the Advisers, including the Fund, among other things, to co-invest with certain other persons, including certain affiliates of the Advisers and certain funds managed and controlled by the Advisers and their affiliates, subject to certain terms and conditions. The Fund intends to rely on such exemptive order following the commencement of its investment operations.

Ancillary Investments

The Fund may also invest in ancillary liquid assets, being investments primarily in cash or equivalent instruments, including money market funds and other investment grade liquid financial instruments issued by governments or by corporate issuers such as commercial paper, fixed and/or floating rate bonds, notes, bills, deposits and certificates of deposit, to make follow-on investments, if necessary, in existing portfolio companies, for the purposes of maintaining liquidity for the Fund’s share repurchase program or to take advantage of new opportunities

The Fund may employ, utilize, acquire or dispose of derivative instruments and techniques of all kinds for investment or for the efficient management of the Fund’s assets to hedge against currency, interest rate and market risks as may be permitted by applicable law and regulation and, without prejudice to the generality of the foregoing, to enter into (whether by way of ISDA master agreement, ancillary documentation or any other form of agreement or contract), accept, issue, write and otherwise deal with long and short sales of securities, futures contracts of any type, options, forwards, warrants, securities lending agreements, when issued, delayed delivery and forward commitment agreements, foreign currency spot and forward rate exchange contracts, forward rate agreements, synthetic agreements for foreign exchange, range forward contracts, break forward contracts, participating forward contracts, currency, interest rate or asset swaps, swaptions, collars, floors and caps, contracts for differences, convertible bonds and any foreign exchange or interest rate hedging and investment arrangements and such other instruments, whether exchanged traded or “over-the-counter” as are similar to or derived from any of the foregoing whether for the purpose of making a profit or avoiding a loss or managing a currency or interest rate exposure or any other exposure or for any other purpose. The use of such instruments will expose the Fund to counterparty and derivative risks.

For the purpose of providing margin or collateral in respect of transactions in techniques and instruments, the Fund may transfer, mortgage, charge or encumber any assets or cash.

Joint Ventures

The Fund will hold a portion of its investments through JVs with third party investors. Joint Ventures may originate, acquire or finance Private Credit Investments, and the Fund may be exposed to the credit, governance and liquidity risks of both the JV and its underlying assets.

Investment Funds

In furtherance of the Fund’s investment strategy, the Fund will invest in Investment Funds, which are expected to represent a significant portion of the Fund's portfolio. The Fund’s investments in Investment Funds will primarily be made in private investment funds and investment vehicles that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, which are managed by non-affiliated third-party managers that operate various Private Credit-related strategies. The Fund’s investments in Investment Funds also will include investments in the equity or debt of both non-traded registered and traded closed-end funds (including interval and tender offer funds) and BDCs that primarily originate and manage private middle market debt, subject to compliance with the 1940 Act limitations on such investments.

Investment Funds themselves may originate loans and debt instruments, and they may also have the ability to acquire investments through secondary transactions, including through loan portfolios, receivables, contractual obligations to purchase subsequently originated loans and other debt instruments. Certain Investment Funds may invest in co-investments or secondary loan transactions in the above instruments. Investment Funds may invest in opportunistic investments with a view to enhance returns, asset-backed securities, convertible debt, loan participations, bridge loans, structured products such as CLOs, debtor-in-possession financings, lending to lenders and equity in loan portfolios or portfolios of receivables. In addition, Investment Funds may also invest in equities, including warrants and equity related to relevant debt investments on limited basis. The Fund may invest in Investments Fund through secondary or primary market activity.

The market for purchasing Investment Funds on the secondary market may be very limited and competitive, and the strategies and Investment Funds to which the Fund wishes to allocate capital may not be available for secondary investment at any given time. However, the Advisers expect to have ample opportunities for sourcing secondary investments in Investment Funds. In the Advisers’ and StepStone Group LP’s experience, seller motivations are myriad, and such motivations continue to increase in immediacy particularly due to enhanced time to liquidity among private credit markets. Further, the Advisers and StepStone Group LP also believe that larger investment firms that buy and sell limited partner interests in Investment Funds from existing limited partners continue to exhibit general indifference to many Private Credit Investment Fund secondary transactions as they are often sub-scale for the larger firms and are difficult to evaluate due to a minimal level of provided or obtainable information. Additionally, investment managers of the funds in these types of transactions typically seek to avoid adding new investor relationships, posing a challenge to potential secondary buyers who are not existing investors in the funds. The Advisers believe their value-added approach will allow the Fund to garner access and more effectively transact on these opportunities. Finally, the sponsors of funds are becoming increasingly proactive about offering secondary liquidity options to existing investors as their funds approach the end of their respective terms with substantial remaining unrealized value. Examples of such liquidity options include tender offers or investment manager-led restructurings. StepStone Group LP believes that its position as a meaningful primary fund investor in many funds globally and its deep relationships with a large number of investment managers position StepStone Group LP and its affiliates as a preferred partner to lead these transactions, further enhancing possible deal flow.

The Advisers expect to allocate a meaningful share of the Fund’s available capital to Investment Funds on a primary basis, leveraging StepStone Group LP’s longstanding relationship with historically top-performing fund managers across stage, sectors and geographies. Primary Investment Funds, or “Primaries,” refer to investments in newly established private funds which have not yet begun operation. Capital commitments in Primary Investment Funds are called down by the applicable fund and utilized to finance its investments in portfolio companies during a predefined period. An Investment Fund’s NAV will typically exhibit a “J-Curve,” undergoing a decline in the early portion of the fund’s lifecycle as investment-related expenses and fees accrue prior to the realization of investment gains from portfolio investments, with the trend typically reversing in the later portion of the fund’s lifecycle as portfolio investments are sold and gains from investments are realized and distributed. The Fund will also invest in seasoned Primary Investment Funds (“Seasoned Primaries”), a sub-category of Primary Investment Funds made after the Primary has already invested a certain percentage of its capital commitments (e.g., 25%, at the time of closing). As Seasoned Primaries are made later in an Investment Fund’s lifecycle than typical Primaries, these investments, like secondaries, may receive earlier distributions, and the investment returns from these investments may exhibit to a lesser degree the delayed cash flow and return “J-curve” performance associated with investments in Primaries. In addition, Seasoned Primaries may enable the Fund to deploy capital more readily with less blind pool risk than investments in typical Primaries. There can be no assurance that any or all Primary Investment Funds made by the Fund will exhibit this pattern of investment returns and realization of later gains is dependent upon the performance and disposition of each Primary Investment Fund’s underlying portfolio investments.

In assessing Investment Funds, the Advisers will assess the Investment Funds’ strategies with a view to whether such strategies offer attractive risk-adjusted returns, diversified exposures, capital deployment management, market capacity and experienced investment managers. The managers or general partners of the Investment Funds may impose management fees or performance-based fees, a proportionate share of which will be borne by the Fund and, indirectly, its shareholders.

StepStone Group LP’s Allocation Policy

Allocation decisions may arise when there is more demand from the Fund and other StepStone Group LP clients for a particular investment opportunity, such as the capacity in an Investment Fund or a direct investment, than supply. StepStone Group LP employs an allocation policy designed to ensure that all of its clients will be treated fairly and equitably over time. The portfolio managers have discretion to lower the allocation as appropriate for portfolio construction purposes.

With respect to primary purchases of Investment Funds, StepStone Group LP uses its best efforts to defer the allocation decision to the relevant investment manager, mitigating the potential conflict. With regard to secondary purchases of Investment Funds, StepStone Group LP typically manages the allocation of the transactions across its clients. Under the StepStone Group LP’s allocation policy, if clients are similarly situated, considering all relevant facts and circumstances, allocations will be made pro rata based on the deployment pace for each client determined in accordance with StepStone Group LP’s standard operational processes and specified in each client’s annual portfolio plan. Allocation of direct investments is a hybrid of StepStone Group LP’s approach on Investment Funds; in certain cases, direct investments are allocated by the investment manager leading the transaction, while in others, StepStone Group LP has the ability to allocate the transaction across its clients, in which case the allocation method outlined with respect to secondaries is used. Due to these processes, StepStone Group LP does not believe there is a material risk of a conflict arising in the area of allocations that would disadvantage the Fund relative to another StepStone Group LP client. With respect to evergreen funds such as the Fund, StepStone Group LP may evaluate the deployment pace, investment budget and portfolio plan of such client more frequently than annually.

Importantly, StepStone Group LP’s allocation process is managed independently by StepStone Group LP’s Investment Operations team and ratified by the StepStone Group LP’s Legal and Compliance department.

Leverage

The Fund does not anticipate using leverage for investment purposes, but intends to enter into a credit facility after it commences operations to provide leverage for temporary liquidity to the extent permitted by the 1940 Act.

The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the investment company’s total indebtedness may not exceed one third the value of its Managed Assets. The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).

The Fund’s assets may also utilize leverage in their investment activities. Borrowings at the individual investment level are not subject to the Asset Coverage Requirement. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain assets and the volatility of the value of Shares may be great, especially during times of a “credit crunch” and/or general market turmoil, such as that experienced during late 2008 or the recent global pandemic. In general, the use of leverage by the Fund’s assets may increase the volatility of their values and of the value of the Shares. See “Risk Factors— Principal Risks Related to an Investment in the Fund—Leverage Utilized by the Fund.” To the extent the Fund enters into derivative transactions that have leverage embedded in them, the Fund must comply with Rule 18f-4 under the 1940 Act, which, among other things, requires the Fund to either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. See “Investment Policies and Practices—Other Risks—Regulation of Derivatives” in the SAI.

RISK FACTORS

General

The value of the Fund’s total assets may be expected to fluctuate in response to fluctuations in the value of the Private Credit investments in which the Fund invests. Discussed below are the principal risks that the Advisers and the Fund believe are associated with and investment in the Shares and the Fund's investments in Private Credit investments. In addition, the Fund may also make these types of investments pending the investment in Private Credit investments or to maintain the liquidity necessary to effect repurchases of Shares. When the Fund takes a defensive position or otherwise makes these types of investments, it may not achieve its investment objectives.

Principal Risks Related to an Investment in the Fund

General Economic and Market Conditions. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. Any use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Fund involves a high degree of risk, including the risk that the Shareholder’s entire investment may be lost. The Fund’s performance depends upon the Advisers’ selection of Private Credit Investments, the allocation of offering proceeds thereto and the performance of the Private Credit Investments. The Fund’s investment activities involve the risks associated with private market investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Fund or the underlying assets. Unexpected volatility or lack of liquidity, such as the general market conditions that had prevailed in 2008, could impair the Fund’s profitability or result in its suffering losses.

No Operating History. The Fund is a newly formed non-diversified, closed-end management investment company with no performance history that Shareholders can use to evaluate the Fund’s investment performance. The initial operating expenses for a newly formed fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. In addition, Private Credit investments may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance.

Closed-end Fund; Illiquidity of Shares. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop in the foreseeable future. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund intends to make quarterly tender offers to repurchase up to 2.5% of its outstanding Shares at NAV, the number of Shares submitted for repurchase in connection with a tender offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares submitted for repurchase in that tender offer will be repurchased. There is no guarantee that the Advisers will seek Board approval of, or that the Board will approve, a tender offer in any given quarter. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its subscriptions. Similarly, identification of attractive investment opportunities by investment managers is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by an investment manager, it may not be permitted to take advantage of the opportunity to the fullest extent desired. Other investment vehicles sponsored, managed or advised by the Advisers and their affiliates may seek investment opportunities similar to those the Fund may be seeking. The Advisers will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles. See “Conflicts of Interest—The Advisers.”

Sourcing Investment Opportunities Risk. The Advisers will rely on third-party Investment Partners to source investment opportunities. On an ongoing basis, it cannot be certain that the Advisers will be able to continue to locate a sufficient number of suitable investment opportunities through Investment Partners to allow the Fund to fully implement its investment strategy. In addition, privately negotiated investments in loans and illiquid securities of private companies and issuers require substantial due diligence and structuring, and the Fund may not be able to achieve its anticipated investment pace. Additionally, while the Fund expects that its allocation between primary and secondary investments will vary, the Advisers’ reliance on third-party Investment Partners may impact the ability of the Fund to reach its intended allocation between such investments. These factors increase the uncertainty, and thus the risk, of investing in the Fund. To the extent the Fund is unable to deploy its capital, its investment income and, in turn, the results of its operations, will likely be materially adversely affected.

Competition for Assets Risk. The current lending market in which the Fund participates is competitive and rapidly changing. The Fund may face increasing competition for access to loans and especially direct loans as the lending industry continues to evolve. The Fund may face competition from other institutional lenders such as pooled investment vehicles and commercial banks that are substantially larger and have considerably greater financial and other resources than the Fund. These potential competitors may have higher risk tolerances or different risk assessments than the Fund, which could allow them to consider a wider variety of investments than the Fund and establish relationships with direct lending managers. A direct lending manager may have similar arrangements with other parties, thereby reducing the potential investments of the Fund through such manager. There can be no assurance that the competitive pressures the Fund may face will not erode the Fund’s ability to deploy capital. If the Fund is limited in its ability to invest in loans, it may be forced to invest in cash, cash equivalents or other assets that may result in lower returns than otherwise may be available through investments in loans. If the Fund’s access to loans is limited, it would also be subject to increased concentration and counterparty risk. The lending business is highly competitive. Without a sufficient number of new qualified loan requests, there can be no assurances that the Fund will be able to compete effectively for loans with other market participants. General economic factors and market conditions, including the general interest rate environment, unemployment rates, and perceived consumer demand may affect borrower willingness to seek loans and investor ability and desire to invest in such loans.

Leverage Utilized by the Fund. The Fund does not intend to borrow money in connection with its investment activities, but may borrow money to satisfy repurchase requests from Shareholders and to otherwise provide the Fund with liquidity. Leverage may be used to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of proceeds from the realization of other assets or additional sales of Shares. See “Investment Program—Leverage.” The use of leverage is speculative and involves certain risks. Although any leverage will increase the Fund’s investment return if the Fund’s interest in an asset purchased with borrowed funds earns a greater return than the interest expense the Fund pays for the use of those funds, the use of leverage will decrease the return on the Fund if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Fund, especially in times of a “credit crunch” or during general market turmoil, such as that experienced during late 2008. The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in Investment Funds at inopportune times, which may further depress the returns of the Fund. The 1940 Act’s Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement.

Tax Status. The Fund intends to maintain its qualification to be treated as a RIC under the Code. To qualify as a RIC under the Code, the Fund must, among other things, diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships.” As such, the Advisers typically endeavor to limit the Fund’s investments in any one investment to no more than 25% of the Fund’s gross assets (measured at the time of purchase).

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions made to Shareholders. In addition, all distributions (including distributions of net capital gain) made to Shareholders generally would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits. If before the end of any taxable quarter of its taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure. However, the action typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the asset diversification discrepancy) may be difficult for the Fund to pursue because of the limited liquidity of the interests in Private Credit investments. See “Tax Aspects.”

Regulatory Risks of Investment Funds. The regulatory environment for Investment Funds (and for registered investment companies investing in Investment Funds) is complex and evolving. Changes in the regulation or taxation of Investment Funds are impossible to predict and may adversely affect the value of Private Credit investments, the ability of the Fund to execute its investment strategy, and the ability of the Fund to offer its interests to investors who do not qualify as “accredited investors” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. There is no guarantee that the SEC will not require the Fund’s Shareholders to meet certain eligibility criteria in the future. Under such circumstances, any Shareholders of the Fund who are not “accredited investors” may be subject to mandatory repurchase of all of their Shares in the Fund.

Investments in the Debt Securities of Small or Middle-Market Portfolio Companies. Our investments may consist of loans to small and/or less well-established privately held companies. While smaller private companies may have potential for rapid growth, investments in private companies pose significantly greater risks than investments in public companies. For example, private companies:

•
have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress;
•
may have limited financial resources and may be unable to meet their obligations under their debt securities, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of realizing any guarantees that may have obtained in connection with the investment;
•
may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;
•
generally, are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on the Investment Fund that has invested in the portfolio company; and
•
generally, have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies, as these securities typically are less liquid, traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

In addition, investments in private companies tend to be less liquid. The securities of many of the companies in which we invest are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors only. Such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of target portfolio companies may affect our investment returns.

First Lien Senior Secured Loans, Second Lien Senior Secured Loans and Unitranche Debt. When we invest, directly or indirectly, in first lien senior secured loans, second lien senior secured loans, and unitranche debt of portfolio companies, we will generally seek to take a security interest in the available assets of those portfolio companies, including the equity interests of the portfolio companies’ subsidiaries. There is a risk that the collateral securing these loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent a debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Fund’s lien may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Loans that are under- collateralized involve a greater risk of loss. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should the remedies be enforced. Finally, particularly with respect to a unitranche debt structure, unitranche debt will generally have higher leverage levels than a standard first lien term loan.

Mezzanine Investments. We may, directly or indirectly, invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to six years. Mezzanine investments are usually unsecured and subordinate to other debt obligations of an issuer.

Risks Associated with Covenant-Lite Loans. A significant number of leveraged loans in the market may consist of loans that do not contain financial maintenance covenants (“Covenant-Lite Loans”). While the Fund does not intend to invest in Covenant-Lite Loans as part of its principal investment strategy, it is possible that such loans may comprise a small portion of the Fund’s portfolio. Such loans do not require the borrower to maintain debt service or other financial ratios. Ownership of Covenant-Lite Loans may expose the Fund to different risks, including with respect to liquidity, price volatility, ability to restructure loans, credit risks and less protective loan documentation than is the case with loans that also contain financial maintenance covenants.

High Yield Securities and Distressed Securities. Our Private Market Assets may include investments in fixed income securities rated investment grade or non-investment grade (commonly referred to as high yield securities or “junk” securities) and may include investments in unrated fixed income securities. Non-investment grade securities are fixed income securities rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB-” by Standard & Poor’s Ratings Services by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or if unrated considered by an investment manager to be equivalent quality. Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. Private Market Assets in non-investment grade securities expose it to a substantial degree of credit risk. Non-investment grade securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. Non-investment grade securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. Non-investment grade securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In the event of a default, an Investment Fund or the Fund may incur additional expenses to seek recovery. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Certain Private Credit Investments may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. The characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. These securities may also present a substantial risk of default. An Investment Fund’s or the Fund’s investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which an Investment Fund or the Fund may invest may be non-investment grade (commonly referred to as “junk” securities), which may result in the Investment Fund or the Fund experiencing greater risks than it would if investing in higher rated instruments.

Special Situations and Distressed Investments. We may, directly or indirectly, invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that we or an investment manager will correctly evaluate the value of the assets securing these debt investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to such companies, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Financial Institutions Risk. Financial institutions in which the Fund may invest, directly or indirectly, are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds and can fluctuate significantly when interest rates change.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to a Fund and issuers in which it invests. For example, if a bank in which the Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

Geographic Concentration Risks. Our investments may be concentrated in specific geographic regions. This focus may constrain the liquidity and the number of portfolio companies available for investment. In addition, our investments will be disproportionately exposed to the risks associated with the region of concentration.

Emerging Markets. We may invest, directly and indirectly, in companies located in emerging industrialized or less developed countries or that derive their revenues principally from such countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

Non-U.S. Risk. Certain Private Credit investments may invest in assets outside of the United States. Non-U.S. securities or instruments involve certain factors not typically associated with investing in U.S. securities or instruments, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Fund’s non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between the U.S. and non-U.S. securities markets, including higher rates of inflation, higher transaction costs and potential price volatility in, and relative illiquidity of, some non-U.S. securities markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less governmental supervision and regulation in some countries; (v) certain economic, social and political risks, including potential exchange control regulations and restrictions on non-U.S. investment and repatriation of capital, the risks of political, economic or social instability, including the risk of sovereign defaults, and the possibility of expropriation or confiscatory taxation and adverse economic and political development; (vi) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such securities or instruments; (vii) differing, and potentially less well developed or well-tested laws regarding creditor’s rights (including the rights of secured parties), corporate governance, fiduciary duties and the protection of investors; (viii) difficulty in enforcing contractual obligations; (ix) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (x) reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; (xi) political hostility to investments by foreign or private investment fund investors; and (xii) less publicly available information.

Additionally, certain Private Credit investments may include or invest in foreign portfolio companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States.

Accordingly, information supplied regarding the Private Market Assets may be incomplete, inaccurate and/or significantly delayed. The Fund and the Investment Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such portfolio companies, which may ultimately have an adverse impact on the NAV of the Fund.

The Fund’s Private Credit investments could be negatively impacted by the current hostilities in Eastern Europe, Iran, and the escalating conflicts in other parts of the Middle East, including direct and indirect effects on their operations and financial condition. In the event these hostilities escalate, the impact could more significant. Certain of the Private Credit investments in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, as a result of recent events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on Russian sovereign debt and on certain Russian individuals, financial institutions, and others. Sanctions could result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. These sanctions could also impair the Fund’s ability to meet its investment objectives. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments.

Debt Securities. Under normal market conditions, the Fund expects to primarily invest in debt and debt-related securities. One of the fundamental risks associated with such investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Adverse changes in the financial condition of an issuer or in general economic conditions (or both) may impair the ability of such issuer to make such payments and result in defaults on, and declines in, the value of its debt. The Fund’s return to Shareholders would be adversely impacted if an issuer of debt securities in which the Fund invests becomes unable to make such payments when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Direct Lending Risk. To the extent the Fund is the sole lender in privately offered debt, it may be solely responsible for the expense of servicing that debt, including, if necessary, taking legal actions to foreclose on any security instrument securing the debt (e.g., the mortgage or, in the case of a mezzanine loan, the pledge). This may increase the risk and expense to the Fund compared to syndicated or publicly offered debt.

Direct Origination Risk. A significant portion of the Fund’s investments may be originated. The results of the Fund’s operations depend on several factors, including the availability of opportunities for the origination or acquisition of target investments, the level and volatility of interest rates, the availability of adequate short and long-term financing, conditions in the financial markets and economic conditions. Further, the Fund’s inability to raise capital and the risk of portfolio company defaults may materially and adversely affect the Fund’s investment originations, business, liquidity, financial condition, results of operations and its ability to make distributions to its Shareholders. In addition, competition for originations of and investments in the Fund’s target investments may lead to the price of such assets increasing or the decrease of interest income from loans originated by the Fund, which may further limit its ability to generate desired returns. Also, as a result of this competition, desirable investments in the Fund’s target investments may be limited in the future, and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that the Advisers will be able to identify and make investments that are consistent with its investment objectives.

Interest Rate Risk. The Fund is subject to the risks of changes in interest rates. While it is expected that the majority of the Fund’s investments will be in floating rate loans, which typically re-price every 90 days, some of the Fund’s investments may be in fixed rate loans and similar debt obligations. The value of such fixed rate loans is susceptible to general changes in interest rates. A decline in interest rates could reduce the amount of current income the Fund is able to achieve from interest on fixed-income securities and convertible debt. An increase in interest rates could reduce the value of any fixed income securities and convertible securities owned by the Fund. To the extent that the cash flow from a fixed income security is known in advance, the present value (i.e., discounted value) of that cash flow decreases as interest rates increase; to the extent that the cash flow is contingent, the dollar value of the payment may be linked to then prevailing interest rates. Moreover, the value of many fixed income securities depends on the shape of the yield curve, not just on a single interest rate. Thus, for example, a callable cash flow, the coupons of which depend on a short term rate, may shorten (i.e., be called away) if the long rate decreases. In this way, such securities are exposed to the difference between long rates and short rates.

The Fund expects to invest the majority of its assets in variable and floating rate securities. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. When the Fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

In addition, a decline in the prices of debt that the Fund may own could adversely affect the Fund’s NAV. Changes in market interest rates could also affect the ability of operating companies in which the Fund may invest to service debt, which could materially impact the Investment Funds in which the Fund may invest, thus impacting the Fund.

Extension Risk. Rising interest rates tend to extend the duration of long-term, fixed rate securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Prepayment Risk. When interest rates decline, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Reinvestment Risk. Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification because the portfolio manager believes the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels, NAV and/or overall return of the Fund’s shares.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

PIK Interest. To the extent that the Fund invests in loans with a PIK interest component and the accretion of PIK interest constitutes a portion of the Fund’s income, the Fund will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following: (i) loans with a PIK interest component may have higher interest rates that reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans; (ii) loans with a PIK interest component may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (iii) the deferral of PIK interest increases the loan-to-value ratio, which is a fundamental measure of loan risk; and (iv) even if the accounting conditions for PIK interest accrual are met, the borrower could still default when the borrower’s actual payment is due at the maturity of the loan.

Bank Loans. The Fund may invest in loans originated by banks and other financial institutions. The loans invested in by the Fund may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. Special risks associated with investments in bank loans and participations include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) the risk that bank loans may not be securities and therefore may not have the protections afforded by the federal securities laws, and (v) limitations on the ability of the Fund to directly enforce its rights with respect to participations. Successful claims in respect of such matters may reduce the cash flow and/or market value of the investment. In addition, the bank loan market may face illiquidity and volatility. There can be no assurance that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or the market will not experience periods of significant illiquidity in the future.

In addition to the special risks generally associated with investments in bank loans described above, the Fund’s investments in second-lien and unsecured bank loans will entail additional risks, including (i) the subordination of the Fund’s claims to a senior lien in terms of the coverage and recovery from the collateral and (ii) with respect to second-lien loans, the prohibition of or limitation on the right to foreclose on a second-lien or exercise other rights as a second-lien holder, and with respect to unsecured loans, the absence of any collateral on which the Fund may foreclose to satisfy its claim in whole or in part. In certain cases, therefore, no recovery may be available from a defaulted second-lien or unsecured loan. The Fund’s investments in bank loans of below investment grade companies also entail specific risks associated with investments in non-investment grade securities.

Loan Participations and Assignments. The Fund may acquire interests in loans either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation. A selling institution voting in connection with a potential waiver of a default by a borrower may have interests different from those of the Fund, and the selling institution might not consider the interests of the Fund in connection with its vote. Notwithstanding the foregoing, many participation agreements with respect to loans provide that the selling institution may not vote in favor of any amendment, modification or waiver that forgives principal, interest or fees, reduces principal, interest or fees that are payable, postpones any payment of principal (whether a scheduled payment or a mandatory prepayment), interest or fees or releases any material guarantee or collateral without the consent of the participant (at least to the extent the participant would be affected by any such amendment, modification or waiver). In addition, many participation agreements with respect to loans that provide voting rights to the participant further provide that if the participant does not vote in favor of amendments, modifications or waivers, the selling institution may repurchase such participation at par.

Non-Performing Loans. The Fund may invest in non-performing and sub-performing loans which often involve workout negotiations, restructuring and the possibility of foreclosure. These processes are often lengthy and expensive. In addition, the Fund’s investments may include securities and debt obligations of financially distressed issuers, including companies involved in bankruptcy or other reorganization and liquidation proceedings. As a result, the Fund’s investments may be subject to additional bankruptcy related risks, and returns on such investments may not be realized for a considerable period of time.

Business Development Companies (“BDCs”). The Fund may invest in private BDCs and publicly traded BDCs. A BDC is a type of closed-end investment company regulated under the Investment Company Act. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income at the corporate level, provided the income is distributed to their shareholders and that the BDC complies with the applicable requirements of Subchapter M of Subtitle A, Chapter 1 of the Code.

Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objectives and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Private BDCs are illiquid investments, and there is no guarantee the Fund will be able to liquidate or sell its private BDC investments.

Certain BDCs may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s income may fall if the interest rate on any borrowings of the BDC rises.

To comply with the Investment Company Act, the investment manager may be required to vote shares of a BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC. Please see “Investment Fund Risk” above for additional information regarding recent SEC regulations with respect to the Fund’s investments in other investment companies.

Asset-Backed Securities Risk. Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

An investment in subordinated (residual) classes of asset-backed securities is typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes. The risks associated with an investment in such subordinated classes of asset-backed securities include credit risk, regulatory risk pertaining to the Fund’s ability to collect on such securities and liquidity risk.

Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”). The Fund may invest in CLOs and CDOs. CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a SPV to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities bear different interest rates, which may be fixed or floating.

Investors in CLOs and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving S&P of A to AAA and the latter receiving ratings of B to BBB. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, CLOs and CDOs can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the Shareholders. The credit characteristics of CLOs and CDOs also differ in a number of respects from those of traditional debt securities. The credit quality of most CLOs and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.

In addition to the typical risks associated with fixed-income securities and asset-backed securities, CLOs and CDOs carry other risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value or quality, or be downgraded by a rating agency; (iii) the Fund may invest in tranches of CLOs and CDOs that are subordinate to other tranches, diminishing the likelihood of payment; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes with the issuer or unexpected investment results; (v) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (vi) the manager of the CLO or CDO may perform poorly.

Structured Products. The CLOs and other CDOs in which the Fund may invest are structured products. Holders of structured products bear risks of the underlying assets and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of assets underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below-market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs, CDOs and credit-linked notes are typically privately offered and sold. As a result, investments in structured products may be characterized by the Fund as illiquid securities. In addition to the general risks associated with fixed-income securities, structured products carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in structured products are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Distressed Securities. Certain of the companies in whose securities the Fund may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. The characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic factors affecting a particular industry or specific developments within the companies. Such investments can result in significant or even total losses. In addition, the markets for distressed investment assets are frequently illiquid. Also, among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Advisers’ judgment about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made. Consequently, the Fund will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied (e.g., through a liquidation of the issuer’s assets, an exchange offer or plan of reorganization, or a payment of some amount in satisfaction of the obligation). In certain transactions, the Fund may not be “hedged” against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

Default Risk. The ability of the Fund to generate income through its loan investments is dependent upon payments being made by the borrower underlying such loan investments. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

A portion of the loans in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. The Fund may need to rely on the collection efforts of third parties, which also may be limited in their ability to collect on defaulted loans. The Fund may not have direct recourse against borrowers, may not be able to contact a borrower about a loan and may not be able to pursue borrowers to collect payment under loans. To the extent a loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the loans. Loans are credit obligations of the borrowers and the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance would ultimately impair the ability of that borrower to make payments on its loans and the Fund’s ability to receive the principal and interest payments that it expects to receive on such loan. To the extent borrowers incur other indebtedness that is secured, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its loans, or it may impair a third party’s ability to collect, on behalf of the Fund, on the loan upon default. To the extent that a loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying an unsecured loan because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower or whether such debt is secured.

If a borrower files for bankruptcy, any pending collection actions will automatically be put on hold and further collection action will not be permitted absent court approval. It is possible that a borrower’s liability on its loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured loan, unsecured creditors will receive only a fraction of any amount outstanding on the loan, if anything.

Secured Debt. Secured debt holds the most senior position in the capital structure of a borrower. Secured debt in most circumstances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. However, there is a risk that the collateral securing the Fund’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the borrower to raise additional capital. Also, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. In some circumstances, the Fund’s security interest could be subordinated to claims of other creditors. In addition, any deterioration in a borrower’s financial condition and prospects, including any inability on its part to raise additional capital, may result in the deterioration in the value of the related collateral. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the investment terms or at all, or that the Fund will be able to collect on the investment should the Fund be forced to enforce its remedies. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured debt usually includes restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans, including delayed draw term loans and revolving facilities, upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured debt typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its Subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Unsecured Loans. The Fund may make unsecured loans to borrowers, meaning that such loans will not benefit from any interest in collateral of such borrowers. Liens on such a borrower’s collateral, if any, will secure the borrower’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the borrower under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before the Fund. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy the Fund’s unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then the Fund’s unsecured claims generally would rank equally with the unpaid portion of such secured creditors’ claims against the borrower’s remaining assets, if any.

Equity Investments. When the Fund invests in loans and debt securities, the Fund may acquire warrants or other equity securities of borrowers as well. The Fund may also invest in warrants and equity securities directly. To the extent the Fund holds equity investments, the Fund will attempt to dispose of them and realize gains upon the disposition of such equity investments. However, the equity interests the Fund receives may not appreciate in value and may decline in value. As a result, the Fund may not be able to realize gains from its equity interests, and any gains that the Fund does realize on the disposition of any equity interests may not be sufficient to offset any other losses the Fund experiences.

Warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

Private Investment Funds Risk. The Fund may invest in private Investment Funds that are not registered as investment companies. As a result, the Fund as an investor in these funds would not have the benefit of certain protections afforded to investors in registered investment companies. The Fund may not have the same amount of information about the identity, value, or performance of the private Investment Funds’ investments as such private Investment Funds’ managers. Investments in private Investment Funds generally will be illiquid and generally may not be transferred without the consent of the fund. The Fund may be unable to liquidate its investment in a private Investment Fund when desired (and may incur losses as a result), or may be required to sell such investment regardless of whether it desires to do so. Upon its withdrawal of all or a portion of its interest in a private Investment Fund, the Fund may receive securities that are illiquid or difficult to value. The Fund may not be able to withdraw from a private Investment Fund except at certain designated times, thereby limiting the ability of the Fund to withdraw assets from the private fund due to poor performance or other reasons. The fees paid by private Investment Funds to their advisers and general partners or managing members often are higher than those paid by registered funds and generally include a percentage of gains. The Fund will bear its proportionate share of the management fees and other expenses that are charged by a private Investment Fund in addition to the management fees and other expenses paid by the Fund.

Investment Fund Risk. The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in shares of mutual funds (including money market funds), BDCs, closed-end funds, ETFs and other registered and private investment funds (“Investment Funds”). There is also the risk that the Fund may suffer losses due to the investment practices of the Investment Funds (such as the use of derivatives). The ETFs in which the Fund invests that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transactions costs and other expenses of the ETFs. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. The shares of listed closed-end funds may also frequently trade at a discount to their NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase.

The SEC adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes certain conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. The Fund will comply with the requirements of Rule 12d1-4 with respect to its fund of funds arrangements.

Secondary Investments Risks. The performance of the Fund’s secondary investments will be influenced, in part, by the acquisition price paid, which can be determined through negotiations relying on incomplete or imperfect information. There is a risk that investors who exit a co-investment or an investment fund through a secondary transaction may have access to superior knowledge regarding the value of their investment. As a result, the Fund may end up paying a higher price for a secondary investment compared to what it would have paid if it had the same information. In certain instances, the Fund may acquire certain secondary investments as a portfolio, and in such situations, it may not be feasible for the Fund to selectively exclude investments that the Advisers deem less appealing due to commercial, tax, legal, or other considerations. When the Fund acquires a secondary investment fund, it is typically not empowered to make modifications or amendments to the constituent documents (e.g., limited partnership agreements) of that secondary investment fund. Additionally, the Fund usually does not have the authority to negotiate the economic terms of the interests it is acquiring except with regard to the acquisition price paid which is negotiated directly with and affected to the sellers of such positions, rather than the underlying general partner of said investment fund(s). Furthermore, it is important to note that the costs and resources necessary for investigating the commercial, tax, and legal aspects of secondary investments may be higher compared to those associated with primary investments. When the Fund acquires a secondary investment fund, it may also assume contingent liabilities related to that interest. Specifically, if the seller of the interest has previously received distributions from the relevant secondary investment fund and, subsequently, the secondary investment fund demands the return of any portion of those distributions, the Fund (as the purchaser of the interest) may be obliged to pay an equivalent amount to the secondary investment fund. While the Fund may have the option to seek reimbursement from the seller for any funds paid to the secondary investment fund, there is no guarantee that the Fund would possess such a right or succeed in such a claim.

Lack Of Control Over Private Investment Funds And Other Portfolio Investments. Once the Fund has invested in a private investment fund or other similar investment vehicle, the Advisers generally will have no control over the investment decisions made by such investment fund. The Advisers may be constrained by the withdrawal limitations imposed by private investment funds, which may restrict the Fund’s ability to terminate investments in private investment funds that are performing poorly or have otherwise had adverse changes. The Advisers will be dependent on information provided by the private investment funds, including quarterly unaudited financial statements, which if inaccurate, could adversely affect the Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objectives and/or the Fund’s ability to calculate its net asset value accurately. By investing in the Fund, a Shareholder will not be deemed to be an investor in any investment fund and will not have the ability to exercise any rights attributable to an investor in any such investment fund related to their investment.

Illiquid Portfolio Investments. The Fund is expected to invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities may be volatile and the Fund may not be able to sell them when the Advisers desire to do so or to realize what the Advisers perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over the counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

Investors acquiring direct loans hoping to recoup their entire principal must generally hold their loans through maturity. Direct loans may not be registered under the Securities Act and are not listed on any securities exchange. Accordingly, those loan investments may not be transferred unless they are first registered under the Securities Act and all applicable state or foreign securities laws or the transfer qualifies for an exemption from such registration. A reliable secondary market has yet to develop, nor may one ever develop for direct loans and, as such, these investments should be considered illiquid. Until an active secondary market develops, the Fund intends to primarily hold its direct loans until maturity. The Fund may not be able to sell any of its direct loans even under circumstances when the Advisers believes it would be in the best interests of the Fund to sell such investments. In such circumstances, the overall returns to the Fund from its direct loans may be adversely affected. Moreover, certain direct loans may be subject to certain additional significant restrictions on transferability. Although the Fund may attempt to increase its liquidity by borrowing from a bank or other institution, its assets may not readily be accepted as collateral for such borrowing.

Lender Liability Considerations And Equitable Subordination. A number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Advisers may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Risks Associated with Changes in Reference Rates. Certain of the Fund’s investments, payment obligations and financing terms may be based on floating interest rates, such as the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offer Rate (“EURIBOR”), the Sterling Overnight Interbank Average Rate (“SONIA”), the Secured Overnight Financing Rate (“SOFR”), rates derived from SOFR, such as the SOFR Averages (“SOFR Averages”) published by the Federal Reserve Bank of New York (“FRBNY”), rates determined with reference to markets related to SOFR, such as the CME Term SOFR Rates (“Term SOFR”) published by the CME Group, and other similar types of reference rates (“Reference Rates”).

As a result of supervisory guidance and requirements of law, regulated entities have generally ceased investing in LIBOR contracts. All LIBOR settings have ceased to be published. In April 2023, however, the United Kingdom’s Financial Conduct Authority announced that some USD LIBOR settings would continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. After September 30, 2024, the remaining synthetic LIBOR settings ceased to be published, and all LIBOR settings have permanently ceased. and any still outstanding instruments or investments using synthetic LIBOR settings were expected to transition to alternative floating rate Reference Rates. On March 15, 2022, the Consolidation Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act (“LIBOR Act”), was signed into law in the United States. This legislation established a uniform benchmark replacement process for certain financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable LIBOR fallback provisions. The legislation also created a safe harbor that shields lenders from litigation if they choose to utilize a replacement rate provided for in the LIBOR Act. Many legacy LIBOR contracts have been transitioned away from LIBOR either as a result of contractual fallbacks, negotiated amendments or as a result of the LIBOR Act. Some legacy contracts continued to use synthetic LIBOR. The discontinuance of synthetic LIBOR may have required the Fund to renegotiate credit agreements that continued to use synthetic LIBOR with the Fund’s portfolio companies, in order to replace synthetic LIBOR with an alternative Reference Rate, which may have an adverse effect on the Fund’s ability to receive attractive returns.

Although the transition process away from LIBOR was increasingly well-defined in advance of LIBOR’s anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement Reference Rate with respect to LIBOR. With regards to replacement Reference Rates for LIBOR, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced in 2017 its selection of SOFR, which is intended to be a broad measure of secured overnight U.S. Treasury repo rates and certain other related Reference Rates such as the SOFR Averages or Term SOFR, as appropriate replacements for LIBOR. Similarly, bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England. No alternative Reference Rate may become generally accepted and regularly implemented in the market in the same way that LIBOR was.

The elimination of a Reference Rate, including LIBOR, or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. The potential effect of a transition away from any Reference Rate, including LIBOR, on the Fund or the financial instruments in which the Fund may invest may not be able to be determined in advance, but will depend on a variety of factors, including (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new Reference Rates for both legacy and new products and instruments. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or net asset value. The Fund’s business, financial condition and results of operations could be materially adversely impacted by the market transition or reform of certain Reference Rates, including LIBOR. There can be no assurances that the Fund will be able to manage its business in a profitable manner before, during or after any Reference Rate transition, such as the pending transition with respect to LIBOR.

SOFR Risk. SOFR and other related Reference Rates such as SOFR Averages and Term SOFR may perform differently than LIBOR and other Reference Rates. SOFR and related Reference Rates such as SOFR Averages and Term SOFR are fundamentally different from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. LIBOR was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR and related Reference Rates such as SOFR Averages and Term SOFR are largely insensitive to the same sort of credit-risk considerations and to short-term interest rate risks. SOFR, for example, is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR has also been more volatile at times compared to other Reference Rates like LIBOR. For these reasons, among others, there is no assurance that SOFR, or related rates such as SOFR Averages and Term SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that such SOFR-based rates will be a suitable substitute for LIBOR. All SOFR-related rates have a limited history, SOFR having been first published in April 2018. The future performance of SOFR, and SOFR-related rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Force Majeure Risk. Issuers may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism and labor strikes). Some force majeure events may adversely affect the ability of a party (including an issuer or a counterparty to the Fund or an issuer) to perform its obligations until it is able to remedy the force majeure event. In addition, the cost to an issuer or the Fund of repairing or replacing damaged assets resulting from such force majeure event could be considerable. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund may invest specifically. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more issuers or its assets, could result in a loss to the Fund, including if its investment in such issuer is canceled, unwound or acquired (which could be without what the Fund considers to be adequate compensation). Any of the foregoing may therefore adversely affect the performance of the Fund and its investments.

Valuation of the Funds’ Interests in Investment Funds. The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The valuation of the Fund’s investments in Investment Funds is ordinarily determined based upon valuations provided by the investment managers on a quarterly basis. Although such valuations are provided on a quarterly basis, the Fund will provide valuations, and will issue Shares, on a daily basis. A large percentage of the securities in which the Fund invests will not have a readily ascertainable market price and will be fair valued by the investment manager. In this regard, an investment manager may face a conflict of interest in valuing the securities, as their value may affect the investment manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any investment manager, the accuracy of the valuations provided by the investment managers, that the investment managers will comply with their own internal policies or procedures for keeping records or making valuations, or that the investment managers’ policies and procedures and systems will not change without notice to the Fund. As a result, an investment manager’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities. Shareholders should recognize that valuations of illiquid assets involve various judgments and consideration of factors that may be subjective.

Secondary Investments may be acquired at a discount to the Investment Fund’s NAV. Secondary Investments acquired at a discount will be marked up to the most recent NAV reported by the applicable investment manager when the Fund next determines its daily NAV, resulting in an unrealized gain. Such unrealized gains will increase the Fund’s NAV and performance by the difference between the most recent NAV reported by the investment manager and the negotiated purchase price. Conversely, a Secondary Investment sold at a discount will result in a decrease in the Fund’s NAV and performance by the difference between the value of the Secondary Investment as reflected in the books and records of the Fund and the negotiated sale price.

An investment manager’s information could also be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever. Even if the Adviser elects to cause the Fund to sell its interests in such an Investment Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the investment fund manager’s valuations of such interests could remain subject to such fraud or error, and the Adviser may determine to discount the value of the interests or value them at zero. The investment manager may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value.

Valuations Subject to Adjustment. The Fund determines its NAV daily based upon the quarterly valuations reported by the investment managers typically within 45-60 days of each quarter-end, which may not reflect market or other events occurring subsequent to the quarter-end. The Adviser will fair value the Fund's holdings in Investment Funds to reflect such events, consistent with its valuation policies; and considering all appropriate factors relevant to value and all indicators of value available to the Adviser; however, the determination of fair value involves judgment and there is no guarantee the Adviser will correctly fair value such investments. Additionally, the valuations reported by investment managers may be subject to later adjustment or revision. For example, fiscal year-end NAV calculations of the Investment Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. The Fund’s NAV reported for regulatory purposes, may differ from the NAV and returns reported for Shareholder transactions, resulting from adjustments made in the preparation of the Fund's financial statements in accordance with U.S. generally accepted accounting principles required at period end. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. In other words, if the Fund’s NAV is adjusted after Shareholders have received their repurchase proceeds, the adjustment will not, in most cases, result in an adjustment to a Shareholder’s repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the investment managers or revisions to the NAV of an Investment Fund adversely affect the Fund’s NAV, the remaining outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount.

Similarly, if the Fund’s NAV is adjusted after a Shareholder purchases Shares, the adjustment generally will not result in an adjustment to the purchase price of the Shares. As a result, to the extent that such subsequently adjusted valuations from the Investment Managers or revisions to the NAV of an Investment Fund adversely affect the Fund’s NAV, a purchasing Shareholder may be adversely affected by having purchased Shares at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may benefit a purchasing Shareholder who purchased Shares at a NAV lower than the adjusted amount. Furthermore, the Fund’s compliance with the asset diversification tests under the Internal Revenue Code depends on the fair market values of the Fund’s assets, and, accordingly, a challenge to the valuations ascribed by the Fund could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof.

Daily Valuation Risk. The Fund is offered on a daily basis and calculates a daily NAV per Share. The Adviser seeks to evaluate on a daily basis material information about the Fund’s holdings; however, for the reasons noted herein, the Adviser may not be able to acquire and/or evaluate properly such information on a daily basis. Due to these various factors, the Adviser’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase Shares may receive more or less Shares and investors who submit their Shares for repurchase may receive more or less cash proceeds than they otherwise would receive.

Furthermore, the value at which the Fund’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation.

Valuation Risk. The Fund’s NAV is determined based on the valuation of its underlying investments, many of which do not have readily ascertainable market prices and are valued using fair value methodologies that necessarily involve the exercise of judgment. The Fund’s NAV is a critical component in several operational matters including computation of the Management Fee and the Administration Fee, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses Shareholders will pay, the price a Shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund.

The legal, regulatory, disclosure, accounting, auditing and reporting standards in certain of the countries in which the Fund’s portfolio investments may be made may differ from those in the United States and may not provide the same degree of information to investors as would generally apply in the United States. The accounting, auditing and financial reporting standards and practices applicable to foreign companies may be less rigorous, and there may be differences between financial statements prepared in accordance with those accounting standards as compared to financial statements prepared in accordance with international accounting standards.

Commitment Strategy. The Fund’s investments in Secondary Investments typically will include an unfunded portion where the Fund commits to invest equity in an Investment Fund in the future, as will the Fund’s investments in Primary Investments. Similarly, the Fund’s Co-Investments may include an unfunded commitment to invest equity in special purpose vehicles or other issuers. These unfunded commitments generally can be drawn at the discretion of the general partner of the Investment Fund or other issuer subject to certain conditions (e.g., notice provisions). At times, the Fund expects that a significant portion of its assets will be invested in money market funds or other cash items, pending the calling of these unfunded commitments, as part of its risk management process to seek to ensure the Fund will have sufficient cash and cash equivalents to meet its obligations with respect to its unfunded commitments to invest equity in Investment Funds and special purpose vehicles that acquire Private Credit investments as they come due. The overall impact on performance due to holding a portion of the investment portfolio in cash or cash equivalents could be negative.

The Fund will employ an “over-commitment” strategy, which could result in an insufficient cash supply to fund unfunded commitments to Investment Funds. Such a short fall would have negative impacts on the Fund, including an adverse impact on the Fund’s ability to pay for repurchases of Shares submitted for repurchase by Shareholders, pay distributions or to meet expenses generally. Moreover, if the Fund defaults on its unfunded commitments or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Investment Fund. Any failure by the Fund to make timely capital contributions in respect of its unfunded commitments may (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow, indirectly cause the Fund, and, indirectly, the Shareholders to be subject to certain penalties from the Investment Funds (including the complete forfeiture of the Fund’s investment in an Investment Fund), or (iii) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

Allocation Risk. StepStone Group LP advises clients and sponsors, administers, manages and/or advises traditional and non-traditional investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the “Related Investment Accounts”). Certain Related Investment Accounts may have investment objectives and/or utilize investment strategies that are similar or comparable to those of the Fund (the “Related Funds”). As a result, certain investments may be appropriate for the Fund and also for other Related Investment Accounts.

Decisions as to the allocation of investment opportunities among the Fund and other Related Investment Accounts present numerous inherent conflicts of interest, particularly where an investment opportunity has limited availability. In order to address these conflicts of interest, StepStone Group LP adopted allocation policies and procedures that were designed to require that all investment allocation decisions made by the investment team are being made fairly and equitably among Related Investment Accounts over time.

Subject to applicable law, StepStone Group LP will allocate opportunities among the Fund and the Related Investment Accounts in its sole discretion. StepStone Group LP will determine such allocations among its Related Investment Accounts in its sole discretion in accordance with their respective guidelines and based on such factors and considerations as it deems appropriate. Subject to the foregoing and the paragraph below, available capacity with respect to each investment opportunity generally will be allocated among the various Related Investment Accounts for which the investment has been approved pro rata.

The 1940 Act imposes significant limits on co-investments with affiliates of the Fund. The Advisers and certain affiliates have obtained an exemptive order from the SEC that permits funds advised by the Advisers, including the Fund, to co-invest alongside its affiliates in privately negotiated investments. The Fund intends to rely on such exemptive order following the commencement of its investment operations. However, the SEC exemptive order contains certain conditions that limit or restrict the Fund’s ability to participate in a Private Credit investment, including, without limitation, in the event that the available capacity with respect to a Private Credit investment is less than the aggregate recommended allocation to the Fund and the Related Investment Accounts. In such cases, the Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment. Additionally, third parties, such as the general partners of primary investments, may not prioritize an allocation to the Fund when faced with a more established pool of capital also competing for allocation. Ultimately, an inability to receive the desired allocation to certain Private Credit investments could represent a risk to the Fund’s ability to achieve the desired investment returns. See “Investment Program—StepStone Group LP’s Allocation Policy.”

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund’s NAV may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification.

Participation On Creditors’ Committees And Boards Of Directors. The Advisers or their affiliates, on behalf of the Fund or of other funds or accounts they manage, may participate on committees formed by creditors to negotiate with the management of financially troubled companies that may or may not be in bankruptcy. The Advisers may also seek to negotiate directly with debtors with respect to restructuring issues. In the situation where a representative of the Advisers choose to join a creditors’ committee, the representative would likely be only one of many participants, each of whom would be interested in obtaining an outcome that is in its individual best interest. There can be no assurance that the representative would be successful in obtaining results most favorable to the Fund in such proceedings, although the representative may incur significant legal fees and other expenses in attempting to do so. As a result of participation by the representative on such committees, the representative may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Fund to liability to such other creditors who disagree with the representative’s actions.

Need For Follow-On Investments. Following an initial investment in a portfolio company, the Fund may make additional investments in that portfolio company as “follow-on” investments, including exercising warrants, options or convertible securities that were acquired in the original or subsequent financing; in seeking to: (i) increase or maintain in whole or in part the Fund’s position as a creditor or the Fund’s equity ownership percentage in a portfolio company; or (ii) preserve or enhance the value of the Fund’s investment. The Fund has discretion to make follow-on investments, subject to the availability of capital resources. Failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of an underlying portfolio company and the Fund’s initial investment, or may result in a missed opportunity for the Fund to increase its participation in a successful operation. Even if the Fund has sufficient capital to make a desired follow-on investment, the Advisers may elect not to make a follow-on investment because the Advisers may not want to increase the Fund’s level of risk or because the Advisers prefer other opportunities for the Fund.

Preferred Securities. The Fund may invest in preferred securities. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible securities are similar to fixed-income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future. The market value of fixed-income and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline. Convertible securities have characteristics of a fixed-income security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond or preferred share. Fixed-income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. In addition, the Fund may invest in fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities. Fixed-income and preferred securities also may be subject to prepayment or redemption risk. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund. Such securities also may be subject to resale restrictions. The lack of a liquid market for these securities could decrease the Fund’s share price. Convertible securities with a conversion value that is the same as the value of the bond or preferred share have characteristics similar to common stocks. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Derivative Instruments. The Fund may use options, swaps, futures contracts, forward agreements, reverse repurchase agreements and other similar transactions. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Advisers to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Rule 18f-4 under the Investment Company Act permits a fund to enter into derivatives transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of senior securities contained in Section 18 of the Investment Company Act, provided that the fund complies with the conditions of the Rule. The fund’s use of derivatives transactions and other similar instruments is generally subject to a value-at-risk leverage limit, derivatives risk management program, and reporting requirements under Rule 18f-4 unless the fund qualifies as a “limited derivatives user” as defined in the rule or the fund’s use of such an instrument satisfies the conditions of certain exemptions under the rule. Derivatives, reverse repurchase agreements and other such instruments may represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of the fund’s investment portfolio and could result in larger losses to shareholders than if these strategies were not used.

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “

Delayed-Settlement Securities Provision”). The ultimate impact of the new rule remains unclear, but it may limit the Fund’s ability to engage in derivatives transactions and/or increase the costs of such transactions.

•
Foreign Currency Forwards. Forward foreign currency contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain. In order to execute such an agreement, the Fund would contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually widespread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.
•
Reverse Repurchase Agreements. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
•
Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment, and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.
•
Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile, and the use of options can lower total returns.
•
Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation and leverage risk. Certain standardized swaps are now subject to mandatory central clearing requirements, and others are now required to be exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty and liquidity risk, they do not make swap transactions risk-free. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the

Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of that obligation. The use of credit default swaps can result in losses if the Fund’s assumptions regarding the creditworthiness of the underlying obligation prove to be incorrect.

Derivatives Management Risk. Certain portfolio management techniques, such as, among other things, entering into swap agreements, using reverse repurchase agreements, futures contracts or other derivative transactions, may be considered senior securities under the Investment Company Act. Under Rule 18f-4 under the Investment Company Act, a fund’s derivatives exposure is limited through a value-at-risk test. Funds whose use of derivatives is more than a limited specified exposure amount are required to adopt and implement a value-at-risk based limit to their use of certain derivatives instruments, maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. Rule 18f-4 categorizes funds for purposes of compliance into one of three types: funds that are not derivatives users, funds that are “limited derivatives users” and funds that are derivatives users that must adopt a derivatives risk management program in compliance with Rule 18f-4. A fund that limits its use of derivatives instruments is not subject to the full requirements of Rule 18f-4 and qualifies as a “limited derivatives user.” The Fund will comply with Rule 18f-4. Rule 18f-4 also governs a fund’s use of certain other transactions that create future payment and/or delivery obligations by the fund, such as short sale borrowings and reverse repurchase agreements or similar financing transactions, and certain transactions entered into on a when-issued, delayed-delivery or forward-commitment basis. In addition, Rule 18f-4 may restrict the Fund’s ability to engage in certain derivatives transactions and certain other transactions noted above and/or increase the cost of such transactions, which could adversely impact the value or performance of the Fund.

Currency Risk. The Fund may engage in practices and strategies that will result in exposure to fluctuations in foreign exchange rates, in which case the Fund will be subject to foreign currency risk. The Fund’s shares are priced in U.S. dollars and the distributions paid by the Fund to Shareholders are paid in U.S. dollars. However, a portion of the Fund’s assets may be denominated directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Shareholders. The Fund intends to hedge exposure to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that these strategies will be available or will be used by the Fund or, if used, that they will be successful. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that the Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Investments In Cash, Cash-Equivalent Investments or Money Market Funds. A portion of the Fund’s assets may be invested in cash, cash-equivalent investments or money market funds when, for example, other investments are unattractive, to provide a reserve for anticipated obligations of the Fund or for other temporary purposes. Although such a practice may assist in the preservation of capital, the assumption of cash positions may also impact overall investment return. Cash investment practices of the Fund may be expected, therefore, to affect total investment performance of the Fund. Although a money market fund seeks to preserve a $1.00 per share NAV, it cannot guarantee it will do so. The sponsor of a money market fund has no legal obligation to provide financial support to the money market fund and investors in money market funds should not expect that the sponsor will provide support to a money market fund at any time.

Uncertain Tax Treatment. The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in connection with the Fund’s intention to distribute sufficient income each tax year to minimize the risk that it becomes subject to U.S. federal income or excise tax. If the treatment of these instruments prevents the Fund from complying with the requirements of a RIC under the Code, the Fund may become subject to U.S. federal income or excise tax, which would reduce a Shareholder’s return on investment.

Warehouse Investment Risk. The Fund may invest in warehouses, which are financing structures created prior to and in anticipation of CLO or CDO closings and issuing securities and are intended to aggregate direct loans, corporate loans and/or other debt obligations that may be used to form the basis of CLO or CDO vehicles (“Warehouses”). To finance the acquisition of a Warehouse’s assets, a financing facility (a “Warehouse Facility”) is often opened by (i) the entity or affiliates of the entity that will become the collateral manager of the CLO or CDO upon its closing and/or (ii) third-party investors that may or may not invest in the CLO or CDO. The period from the date that a Warehouse is opened and asset accumulation begins to the date that the CLO or CDO closes is commonly referred to as the “warehousing period.” In practice, investments in Warehouses (“Warehouse Investments”) are structured in a variety of legal forms, including subscriptions for equity interests or subordinated debt investments in special purpose vehicles (“SPVs”) that obtain a Warehouse Facility secured by the assets acquired in anticipation of a CLO or CDO closing.

A Warehouse Investment generally bears the risk that (i) the warehoused assets (typically senior secured corporate loans) will drop in value during the warehousing period, (ii) certain of the warehoused assets default or for another reason are not permitted to be included in a CLO or CDO and a loss is incurred upon their disposition, and (iii) the anticipated CLO or CDO is delayed past the maturity date of the related Warehouse Facility or does not close at all, and, in either case, losses are incurred upon disposition of all of the warehoused assets. In the case of (iii), a particular CLO or CDO may not close for many reasons, including as a result of a market-wide material adverse change, a manager-related material adverse change or the discretion of the manager or the underwriter.

There can be no assurance that a CLO or CDO related to Warehouse Investments will be consummated. In the event a planned CLO or CDO is not consummated, investors in a Warehouse (which may include the Fund) may be responsible for either holding or disposing of the warehoused assets. Because leverage is typically used in Warehouses, the potential risk of loss may be increased for the owners of Warehouse Investments. This could expose the Fund to losses, including in some cases a complete loss of all capital invested in a Warehouse Investment.

The Warehouse Investments represent leveraged investments in the underlying assets of a Warehouse. Therefore, the value of a Warehouse Investment is often affected by, among other things, (i) changes in the market value of the underlying assets of the Warehouse; (ii) distributions, defaults, recoveries, capital gains, capital losses and prepayments on the underlying assets of the Warehouse; and (iii) the prices, interest rates and availability of eligible assets for reinvestment. Due to the leveraged nature of a Warehouse Investment, a significant portion (and in some circumstances all) of the Warehouse Investments made by the Fund may not be repaid.

Potential Future Conversion to an Interval Fund. In the future, the Fund could determine to adopt a policy in reliance on Rule 23c-3 under the Investment Company Act and operate as an “interval fund.” While the Fund expects to provide liquidity to shareholders through quarterly tender offers of up to 2.5% of the Fund’s net assets, subject to approval by the Board, conducted in accordance with Rule 13e-4 under the Exchange Act, the Fund reserves the right to determine whether operating as an “interval fund” in reliance on Rule 23c-3 would be feasible from an operational perspective. If the Fund were to adopt a fundamental policy to operate as an interval fund in the future, however, then the Fund would be required to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the Investment Company Act. Interval funds also are subject to specific liquidity requirements under Rule 23c-3, which currently require an interval fund to maintain assets equal to 100% of a repurchase offer amount that can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a repurchase request deadline and the repurchase pricing date, or of assets that mature by the next repurchase payment deadline, from the time the Fund sends a notification of a repurchase offer to shareholders until the repurchase pricing date. Notwithstanding these liquidity requirements under Rule 23c-3, however, interval funds are not subject to Rule 22e-4 under the Investment Company Act and therefore do not implement liquidity risk management programs under such rule that apply to mutual funds. There is currently no timeline for an adoption of a fundamental policy to operate as an interval fund. If the Fund determines to adopt such a fundamental policy in the future, however, then it would notify shareholders in advance. The likelihood of whether the Fund adopts a fundamental policy to operate as an interval is not known at this time and will depend on a continuing evaluation of its feasibility from an operational perspective.

LIMITS OF RISK DISCLOSURES

The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund as the above discussion does not address unknown risks that may be material to the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus. The Fund will update this Prospectus to account for any material changes in the risks involved with an investment in the Fund.

MANAGEMENT OF THE FUND

General

The Fund’s Board of Trustees provides broad oversight over the operations and affairs of the Fund. A majority of the Fund’s Board of Trustees is comprised of persons who are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Trustees”). StepStone Private Wealth serves as the Fund’s Adviser, StepStone Private Debt serves as the Fund’s Sub-Adviser and SGEAIL serves as the Fund’s Sub-Sub-Adviser.

The Adviser, StepStone Private Wealth, is an investment platform designed to expand access to the private markets for high net worth investors. SPW intends to create innovative solutions for investors by focusing on convenience, efficiency and transparency. StepStone Private Wealth's mission is to convert the private market advantages enjoyed by institutional investors into opportunities for individual investors. SPW is registered as an investment adviser under the Investment Advisers Act of 1940. SPW, established in 2019, is based in Charlotte, North Carolina. Please see SPW’s website at www.stepstonepw.com for the most up-to-date information.

StepStone Private Debt and SGEAIL, each an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, are wholly-owned subsidiaries of StepStone Private Debt AG (formerly, Swiss Capital Alternative Investments AG). StepStone Private Debt AG is a subsidiary of StepStone Group Inc., which is the sole managing member of StepStone Group Holdings LLC, which in turn is the general partner of StepStone Group LP. SGEAIL is incorporated outside of the United States and all or a significant portion of its assets are located outside the United States. As a result, it may be difficult for investors to effect service of process within the United States or to enforce against it in U.S. courts judgments obtained in such courts predicated upon the civil liability provisions of the U.S. federal securities laws. It may also not be possible to enforce against SGEAIL in foreign courts judgments of U.S. courts predicated upon the civil liability provisions of the U.S. federal securities laws. Further, it is not certain that such courts would enforce, in an original action, liabilities against SGEAIL predicated solely on U.S. federal securities laws. The offices of StepStone Private Debt, the Sub-Adviser, are located at 277 Park Avenue, 45th Floor, New York, New York 10172. The offices of SGEAIL, the Sub-Sub-Adviser, are located at Third Floor, One Haddington Buildings, Haddington Road, Dublin 4, D04 X4C9, Ireland.

As affiliates of StepStone Group LP, the Advisers benefit from the organization’s scale and depth across private markets. StepStone Group LP is a global private markets investment firm focused on providing customized investment solutions and advisory and data services to its clients. StepStone Group LP’s clients include some of the world’s largest public and private defined benefit and defined contribution pension funds, sovereign wealth funds and insurance companies, as well as prominent endowments, foundations, family offices and private wealth clients. As of [ ], 2026, StepStone Group LP was responsible for $[ ] billion of “private market allocations” which includes $[ ] billion of assets under management and $[ ] billion of assets under advisement.3 StepStone Group LP has over [ ] professionals across [ ] offices in [ ] countries. StepStone Group LP is not performing investment advisory services to the Fund.

StepStone Group Inc. is listed and trades on the Nasdaq Global Select Market under the trading symbol STEP. StepStone Group Inc. is the sole managing member of StepStone Group Holdings LLC, which in turn is the general partner of StepStone Group LP. Please see StepStone’s website at www.stepstonegroup.com for the most up-to-date information.

StepStone Group LP advises and/or manages accounts other than that of the Fund, which may give rise to certain conflicts of interest. In addition, StepStone wholly owns SPW. See “Conflicts of Interest.”

6 “Private market allocations” means the total amount of assets under management and assets under advisement. StepStone Group LP classifies assets under management if the StepStone Group LP has full discretion over the investment decisions in an account or has responsibility or custody of assets. Assets under advisement consists of client assets for which StepStone Group LP does not have full discretion to make investment decisions but plays a role in advising the client or monitoring their investments.

Under the terms of the Advisory Agreement, the Adviser is responsible for the overall management of the Fund’s activities. The Adviser is responsible for formulating and updating (as needed) the overall investment strategy of the Fund. The Adviser is also responsible for the structuring and distribution functions for the Fund. In addition, the Adviser is responsible for the operational and governance aspects of the Fund, including the selection and management of the Fund’s service providers and the management of the Fund’s repurchase offers and distributions and dividend reinvestment plan. The Adviser is also responsible for the Fund’s SEC and other regulatory reporting obligations. The Adviser is subject to the ultimate supervision of, and any policies established by, the Board of Trustees.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets and activities. The Sub-Adviser provides ongoing research, recommendations, and portfolio management regarding the Fund’s investment portfolio subject to the overall supervision of the Adviser and the Fund’s officers and Board of Trustees.

The Sub-Adviser has entered into a Sub-Sub-Advisory Agreement with SGEAIL, which provides ongoing research regarding the Fund’s investment portfolio.

A description of the factors considered by the Fund’s Board of Trustees in approving the Advisory Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement will be set forth in the Fund’s first annual or semi-annual report on Form N-CSR following the commencement of operations.

Management Team

The personnel of the Advisers principally responsible for management of the Fund are experienced and educated investment professionals with a long performance record in private market investments. They have identified, evaluated, structured, managed and monitored billions of dollars in a wide range of private market investments globally and maintain a strong network within the private markets investment community as a result of their prior and ongoing experience. The Advisers believe that, as a result of these relationships, the Fund should have access to a large number of Private Credit Investment opportunities from which to select.

StepStone Private Wealth Team

Bob Long

Bob Long is the Chief Executive Officer of StepStone Private Wealth. Mr. Long has three decades of experience in the private markets and has served as the CEO of two publicly traded companies focused on expanding access for high net worth investors. He was a founding Director of the Defined Contribution Alternatives Association and chairs its Public Policy Committee.

Mr. Long has served as the CEO of a Nasdaq-listed business development company managed by Oak Hill Advisors, a leading global credit investment firm. He was the co-founder and CEO of Conversus Capital, and along with Mr. Smith, led the $2 billion IPO of this innovative permanent capital vehicle that was the largest publicly traded fund of private equity funds. Mr. Long also ran Bank of America’s $7 billion AUM Strategic Capital Division, which held investments in over 1,000 private market funds and direct investments.

Early in his career, Mr. Long served as the lead in-house counsel for a large portion of Bank of America’s Investment Banking Division and worked as a securities lawyer for a major law firm. He graduated from UNC-Chapel Hill and the University of Virginia School of Law.

A frequent commentator on private market topics, Mr. Long was named one of 50 Game Changers by Private Equity International, has been profiled in the Wall Street Journal, and guest hosted CNBC Squawk Box Europe on numerous occasions. He currently serves on the Gift of Adoption Strategic Advisory Council and previously served on the board of the Children’s Home Society of North Carolina.

Tom Sittema

Tom Sittema is the Executive Chairman of StepStone Private Wealth. In his four decades of capital markets experience, Mr. Sittema has served as the CEO of an industry-leading private markets asset manager and the Chairman of the Board of numerous publicly registered funds designed for individual investors. He serves on the Board of the Institute for Portfolio Alternatives, a private markets industry group, and during his term as Chairman, led several of its strategic initiatives.

Mr. Sittema served as the CEO of CNL Financial Group, a $10 billion asset manager providing access for individual investors to the private markets where he recruited Mr. Menard. Mr. Sittema held a variety of leadership roles at Bank of America Merrill Lynch / Bank of America over a 27-year career, including the U.S. Head of Real Estate Investment Trusts and Lodging Investment Banking, and worked closely with Mr. Long for over 10 years.

Mr. Sittema graduated from Dordt College and Indiana University Kelley School of Business. He serves as Board Chair of Advent Health’s Consumer Innovation Advisory Board and is the co-founder and board chair of LIFT Orlando, an organization established to break the cycle of generational concentrated poverty in a community in Central Florida. Mr. Sittema is Director of the Florida Council of 100 and has received numerous economic development and civic awards, including Central Florida Social Entrepreneur of the Year.

Brett Schlemovitz

Brett Schlemovitz is the President of StepStone Private Wealth. Mr. Schlemovitz focuses on strategic relationships and product development. Prior to joining StepStone, Mr. Schlemovitz served as a Managing Director of CNL Financial Group, a $10 billion asset manager providing access for individual investors to the private markets. At CNL he created and oversaw the firm’s Private Equity platform and was the Chief Operating Officer of Strategic Capital. Previously Mr. Schlemovitz was an Executive Director in Investment Banking at J.P. Morgan where he led equity and debt capital raising and merger and acquisition transactions for Financial Institution clients.

Mr. Schlemovitz received his BA from Emory University and is a CFA charterholder.

Neil Menard

Neil Menard is the President of Distribution for StepStone Private Wealth. Mr. Menard is a seasoned distribution leader with over 30 years of experience in the financial services industry. Over his career, he has built a broad and deep network within the financial advisor and broker dealer communities. He has led sales teams distributing billions of dollars of private capital to hundreds of advisory firms, including the largest players in several verticals.

Mr. Menard recently served as the President of CNL Securities Corporation and CNL Capital Markets where he oversaw the capital raising efforts of the firm then led by Mr. Sittema. Previously, he served as senior vice president of Franklin Square Capital Partners, where he was responsible for creating a new business unit to sell business development companies to registered investment advisors (RIAs), strategically setting a vision for the products and executing that vision in the marketplace. Additionally, he sat on the firm’s management committee where he led the firm’s initiatives in building relationships, as well as creating its RIA team and growing market share in the RIA space.

Mr. Menard spent nine years at Steben & Company Inc., a leading provider of managed futures to independent broker-dealers and RIAs. He was responsible for the day-to-day operation of the firm, and he was the head of distribution.

Mr. Menard has served on the board of the Institute for Portfolio Alternatives, a private markets industry group. He is on the board of the Florida Hospital Cardiovascular Institute and graduated from Colby College.

Tim Smith

Tim Smith is the Chief Operating Officer of StepStone Private Wealth. Mr. Smith brings over 30 years of operational experience working in private equity, private markets distribution and asset management businesses. During that time, he has served as the CFO and CEO of two publicly traded companies.

Mr. Smith co-founded Carolon Capital UK Limited, a U.K. based distribution firm focusing on long-only strategies for asset managers. He also co-founded Carolon Investment Funds headquartered in Dublin, Ireland to assist asset managers with fund structuring and regulatory oversight.

Mr. Smith worked with Mr. Long to launch Conversus Capital and was the CFO of the publicly traded entity. Mr. Smith led all facets of Conversus’ operations, finance, treasury and investor relations activities and led the sale of Conversus’ $2 billion portfolio in 2012.

Mr. Smith is a Certified Public Accountant, has an undergraduate degree from the University of Virginia and a graduate degree from the University of Richmond. Mr. Smith is active with the Loaves and Fishes Food Pantry and serves on the board of the Emergency Medical Center at the University of Virginia.

Kimberly Zeitvogel

Kimberly Zeitvogel is Partner and Head of Fund Accounting of StepStone Private Wealth.

Ms. Zeitvogel has over 20 years of finance experience working in asset management, structured finance, investment banking and fixed income trading. Prior to joining StepStone, Ms. Zeitvogel spent 12 years at Chapter IV Investors, LLC, an investment adviser that managed a privately held hedge fund with $300 million of assets under management, where she was CFO and CCO. Prior to joining Chapter IV, Ms. Zeitvogel was the CFO of a structured finance firm focused on the acquisition, securitization and value enhancement of distressed debt. Previously, she worked for Wachovia Securities in Investment Banking Finance supporting various business units, including private equity, mergers & acquisitions, leveraged capital and fund investing. Ms. Zeitvogel began her professional career in public accounting at Arthur Andersen, LLP.

Ms. Zeitvogel has her BS from Appalachian State University and is a Certified Public Accountant. Ms. Zeitvogel also is on the steering committee for the Charlotte Chapter of CFO Leadership Council.

Dean Caruvana

Dean Caruvana serves as General Counsel of StepStone Private Wealth and Senior Associate General Counsel of StepStone, where he is responsible for legal matters for StepStone Private Wealth and its investment products, with a focus on securities law and corporate governance matters.

Prior to joining StepStone Private Wealth, Mr. Caruvana was Principal at Blue Owl Capital, where he was responsible for legal oversight of the firm’s BDCs. Mr. Caruvana previously was Vice President at BlackRock, Inc., where he focused on U.S. registered products including open-end funds, closed-end funds, exchange-traded funds and BDCs. Mr. Caruvana began his career an associate in the Asset Management group at Willkie Farr & Gallagher LLP.

Mr. Caruvana received a B.S. in Accounting and Finance and a M.S. in Accounting from Wagner College and a J.D. from Cornell Law School.

Matthew Fleischer

Matthew. Fleischer is a member of the legal and compliance team, overseeing StepStone registered funds and leading the compliance effort with regards to StepStone evergreen products.

Mr. Fleischer is an attorney with extensive experience in finance and the registered funds space, most recently as Funds CCO for Exchange Traded Concepts, LLC, which specializes in white label exchange traded funds. Previously Mr. Fleischer was in the compliance group at Goldman Sachs and before that practiced law in the registered funds space.

Mr. Fleischer has a Bachelor’s degree from Vanderbilt University and a JD from Brooklyn Law School. He is admitted to practice law in New York, New Jersey, and Nevada.

Joseph Cambareri

Joseph Cambareri serves as Chief Operating Officer of StepStone Group Private Debt and as a Managing Director and member of the private debt team at StepStone Group. Prior to joining StepStone Group in November 2022, Mr. Cambareri was the Chief Financial Officer of Credit Value Partners, a registered investment adviser focusing on high-yielding, stressed and distressed corporate debt investments, from November 2010 to September 2019 and March 2021 to November 2022. Prior to that, Mr. Cambareri was a Controller at Solar Capital Ltd., a publicly listed middle-market BDC, from May 2008 to October 2010. Before joining Solar Capital, Mr. Cambareri was a manager at Morgan Stanley in Loan Operations and Accounting. From September 2019 to March 2021, Mr. Cambareri was also the Chief Accounting Officer at Churchill Asset Management, a large private credit manager. Mr. Cambareri is a Certified Public Accountant and has a BS in Accounting and Finance and an MBA from New York University Stern School of Business.

StepStone Private Debt Team

As portfolio managers, Gary Gipkhin and Ariel Goldblatt have primary responsibility for ongoing research, recommendations, and portfolio management regarding the Fund’s investment portfolio. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Gary Gipkhin

Gary Gipkhin is a managing director and member of the private debt investment team at StepStone Group LP. Prior to joining StepStone Group LP in July 2018, Mr. Gipkhin worked in investment banking at SunTrust Robinson Humphrey, where he originated and executed a variety of M&A, debt and equity transactions for clients in the industrials space. Mr. Gipkhin received his BS in finance and accounting from the Kelley School of Business at Indiana University.

Ariel Goldblatt

Ariel Goldblatt is a partner and member of the private debt team at StepStone Group LP. Prior to joining StepStone Group LP in April 2019, Ms. Goldblatt was a director of business development at CNBC, Inc., where she led business development and M&A activity. Prior to that, Ms. Goldblatt was a senior analyst at Eachwin Capital, L.P. an institutionally oriented investment management firm, from February 2013 to February 2017. Before that she worked in private equity, private credit and investment banking at Apax Partners LLP, Crescent Capital Group L.P. and Merrill Lynch & Co. Ms. Goldblatt received her MBA from The Wharton School, University of Pennsylvania and her BS in finance from the Schreyer Honors College, Pennsylvania State University.

Control Persons

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. [[    ] has provided the initial investment for the Fund. For so long as [    ] has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.]

Administrator

StepStone Private Wealth serves as the Fund’s Administrator under an Administration Agreement with the Fund, and performs certain administrative, accounting and other services for the Fund. In consideration for these services, the Fund pays the Administrator the Administration Fee in an amount up to [    ]% on an annualized basis of the Fund’s net assets. The Administration Fee is calculated based on the Fund's average daily net asset value and payable monthly in arrears. The Administration Fee is due and payable in arrears within ten business days after the end of the month. The Administration Fee is an expense paid out of the Fund’s net assets. The Administrator’s principal business address is [    ]. The Administrator may delegate or sub-contract certain of its services to other entities, including a sub-administrator, and has done so as described below.

Sub-Administrator

[    ] serves as the Fund’s Sub-Administrator to provide certain sub-administration and sub-accounting services for the Fund. In consideration of the sub-administrative services and sub-accounting services provided by the Sub-Administrator to the Fund, the Administrator pays the Sub-Administrator from the proceeds of the Administration Fee a sub-administration fee (the “Sub-Administration Fee”) in an amount up to [ ]% on an annualized basis of the Fund’s net assets, subject to a minimum annual fee. The Sub-Administration Fee is calculated based on the Fund's average daily net asset value and payable monthly in arrears. The Sub-Administrator’s principal business address is [    ].

Custodian and Transfer Agent

[    ] (the “Custodian”) serves as the custodian of the Fund’s assets. The Custodian’s principal business address is [    ].

[    ] (the “Transfer Agent”) serves as transfer agent with respect to maintaining the registry of the Fund’s Shareholders and processing matters relating to subscriptions for, and repurchases of, Shares. The Transfer Agent also serves as the Fund's dividend disbursing agent. The Transfer Agent’s principal business address is [    ].

FUND EXPENSES

The Advisers bear all of their own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses related to its investment program. The Administrator provides, or arranges for certain administrative services to be provided to the Fund, among those services are: providing office space, adequate personnel, and communications and other facilities necessary for administration of the Fund, performing certain administrative functions to support the Fund and its service providers, supporting the Fund’s Board and providing it with information, providing accounting and legal services in support of the Fund, compliance testing services, and reviewing and arranging for payment of the Fund’s expenses and other support services. Such administrative services are included in the Administration Fee. In addition to the services above, the Administrator is responsible for overseeing the Sub-Administrator.

Expenses borne by the Fund (and thus indirectly by Shareholders) include:

•
all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the underlying assets, including any fees and expenses charged by the investment managers (including management fees, carried interest or incentive fees and redemption or withdrawal fees, however titled or structured), all costs and expenses directly related to due diligence of portfolio transactions for the Fund such as direct and indirect expenses associated with the Fund’s investments (whether or not consummated), and enforcing the Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, debt acquisition costs (including upfront fees, administrative fees, legal fees and closing costs), interest expense and commitment fees on credit facilities, loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;
•
attorneys’ fees and disbursements associated with preparing and updating the Fund’s registration statement and other regulatory filings, and with reviewing potential investments to be made and executing the Fund’s investments;
•
fees and disbursements of all accountants or auditors engaged by the Fund, expenses related to the annual audit of the Fund, expenses related to the unaudited financial statements of the Fund and expenses related to the preparation, review, approval and filing of the Fund’s tax information;
•
recordkeeping, custody and transfer agency fees and expenses, and fees and expenses of any other agent engaged by the Fund;
•
the costs of errors and omissions/Trustees’ and officers’ liability insurance and a fidelity bond;
•
the Management Fee, and the Administration Fee;
•
fees paid to third-party consultants or service providers relating to the Fund’s establishment or operations and fees paid to third-party providers for due diligence and valuation services;
•
the costs of preparing and mailing reports and other communications, including proxy, repurchase offer correspondence, annual reports or similar materials, to Shareholders;
•
fees of Trustees who are not “interested persons” and travel and administrative expenses of Trustees who are not “interested persons” relating to meetings of the Board of Trustees and committees thereof;
•
costs and charges related to electronic or other platforms through which investors may access, complete and submit subscription and other fund documents or otherwise facilitate activity with respect to their investment in the Fund;
•
costs of administrative, sub-accounting, recordkeeping or investor related services charged by financial intermediaries in conjunction with processing through the National Securities Clearing Corporation’s Fund/SERV and Networking or similar systems;
•
all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund;

•
any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Fund’s organizational documents;
•
any expenses incurred by the Adviser in responding to legal, administrative, judicial or regulatory action, claim or suit relating to the Fund; and
•
other expenses not explicitly borne by the Adviser or Administrator associated with the investment operations of the Fund; and all reasonable costs and expenses incurred in connection with the formation and organization of, and offering and sale of Shares in, the Fund, as determined by the Adviser, including all out-of-pocket legal, accounting, registration and filing fees and expenses will be borne by the Fund. The Fund will also bear certain administrative costs.

The Adviser and Administrator will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund, except as otherwise provided above.

Expense Limitation and Reimbursement Agreement

[The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term beginning on the initial closing date for subscriptions for Shares and ending on the one-year anniversary thereof. The Adviser may extend the Limitation Period for a period of one year on an annual basis.] The Expense Limitation and Reimbursement Agreement limits the amount of the Fund’s aggregate ordinary operating expenses, excluding certain Specified Expenses listed below, borne by the Fund during the Limitation Period to an amount not to exceed [ ]% for Class I Shares and Class Y Shares, on an annualized basis, of the Fund's prior day net assets.

“Specified Expenses” that are not covered by the Expense Limitation and Reimbursement Agreement include: (i) the Management Fee; (ii) all fees and expenses of Private Credit investments and other investments in which the Fund invests (including the underlying fees of the Investment Funds and other investments (the Acquired Fund Fees and Expenses)); (iii) transactional costs, including legal costs and brokerage commissions, and sourcing and servicing or related fees incurred by the Fund in connection with the servicing by non-affiliated third parties of, and other related administrative services associated with the acquisition and disposition of the Fund’s investments; (iv) distribution and shareholder servicing fees, as applicable; (v) taxes; and (vi) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of Shareholders.

If the Fund’s aggregate ordinary operating expenses, exclusive of the Specified Expenses, in respect of any Class of Shares for any day exceed the Expense Cap, the Adviser will waive its Management Fee, directly pay expenses on behalf of the Fund and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser waives its Management Fee, reimburses expenses to the Fund or pays expenses directly on behalf of the Fund, it is permitted to recoup from the Fund any such amounts for a period not to exceed three years from the month in which such fees and expenses were waived, reimbursed, or paid, even if such recoupment occurs after the termination of the Limitation Period. However, the Adviser may only recoup the waived fees, reimbursed expenses or directly paid expenses in respect of the applicable Class of Shares if (i) the aggregate ordinary operating expenses have fallen to a level below the Expense Cap and (ii) the recouped amount does not raise the level of aggregate ordinary operating expenses plus waived fees, reimbursed expenses or directly paid expenses in respect of a Class of Shares in the month of recoupment to a level that exceeds (x) the Expense Cap applicable at that time or (y) the Expense Cap in effect at the time such fees and expenses were waived, reimbursed, or paid.

Expenses of Investment Funds

The Fund’s Investment Funds bear various expenses in connection with their operations similar to those incurred by the Fund. Investment managers generally assess asset-based fees to, and receive incentive-based fees from, the Investment Funds (or their investors), which effectively will reduce the investment returns of the Fund. These expenses and fees will be in addition to those incurred by the Fund itself. As an investor in the Investment Funds, the Fund will bear its proportionate share of the expenses and fees and will also be subject to incentive fees to the investment managers.

Organizational and Offering Costs

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. The Fund is expected to incur organizational and offering expenses of approximately $[ ] in connection with the initial offering of Shares.

Organizational costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund and will be paid by the Adviser on behalf of the Fund prior to commencement of operations.

The Fund’s initial offering costs include, among other things, legal, printing and other expenses pertaining to this offering. Any offering costs paid by the Adviser on behalf of the Fund prior to commencement of operations will be recorded as due to the Adviser in the Statement of Assets and Liabilities and accounted for as a deferred charge until commencement of operations. Costs associated with the offering of its shares, capitalized as deferred offering costs, are amortized over a twelve month period from the date of the associated offering. Following such time, costs associated with the organization and offering of the Fund will be expensed as incurred.

All organizational and offering costs of the Fund paid by the Adviser shall be subject to recoupment by the Adviser under the terms of the Expense Limitation and Reimbursement Agreement.

MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund will pay the Adviser a Management Fee equal to 1.80% on an annualized basis of the Fund’s daily net assets. The Management Fee will be accrued daily and payable monthly in arrears within ten (10) business days after the end of the month. The Management Fee is an expense paid out of the Fund’s net assets. For the avoidance of doubt, the Management Fee is applied to any assets in respect of Shares that will be repurchased by the Fund on such date.

The Adviser or one of its affiliates may charge certain fees in underlying special purpose vehicles in which the Fund may invest. The Adviser has contractually agreed to waive its Management Fee in the amount of any fees charged at the level of a subsidiary of the Fund pursuant to the Subsidiary Fee Offset Waiver Agreement.

The Adviser has contractually agreed to reduce its Management Fee to an annual rate of [ ]% for a term of [ ] from the date the Fund commences operations pursuant to the Management Fee Waiver Agreement. Unless otherwise extended by agreement between the Fund and the Adviser, the Management Fee payable by the Fund after the conclusion of the expiration of the Management Fee Waiver Agreement will be at the annual rate of 1.80%. [The waiver or reduction of the Management Fee under the Subsidiary Fee Offset Waiver Agreement and the Management Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation and Reimbursement Agreement described below.]

The Adviser will pay 50% of the Management Fee proceeds to the Sub-Adviser on a monthly basis. The Sub-Adviser will pay the Sub-Sub-Adviser a percentage of the Management Fee received by the Sub-Adviser.

CALCULATION OF NET ASSET VALUE

The Fund will calculate its NAV as of the close of the regular trading session on the NYSE (normally 4:00 p.m., Eastern Time) on each business day that the NYSE is open for trading (which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day), in accordance with the procedures described below or as may be determined from time to time in accordance with policies approved by the Board (each, a “Determination Date”). In determining the Fund’s NAV, the Adviser will value the Fund’s investments as of the relevant Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date. The NAV per Share is determined by dividing the value of the Fund’s total assets minus liabilities by the total number of Shares outstanding as of the Determination Date.

[The Board has designated the Adviser as the Fund’s valuation designee (the “Valuation Designee”) for purposes of Rule 2a-5 under the 1940 Act. The Board has approved a valuation policy for the Fund and the Adviser (the “Valuation Policy”).]

As a general matter, to value the Fund’s investments, the Adviser will use current market values when readily available, and otherwise value the Fund’s investments with fair value methodologies set forth in the Valuation Policy.

Additionally, the values of the Fund’s direct loan investments may be adjusted daily based on the estimated total return that the asset will generate. The Valuation Designee monitors these estimates regularly and updates them as necessary if macro or individual changes warrant any adjustments. This information is updated as soon as the information becomes available.

These fair value calculations will involve significant professional judgment by the Adviser in the application of both observable and unobservable attributes, and it is possible that the fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. There is no single standard for determining fair value of an investment. Likewise, there can be no assurance that the Fund will be able to purchase or sell an investment at the fair value price used to calculate the Fund’s NAV. Rather, in determining the fair value of an investment for which there are no readily available market quotations, the Adviser may consider several factors, including the below depending on the type of investment:

Publicly Traded Securities

For securities or investments that are quoted, traded or exchanged in an accessible, active market, the Adviser will value the asset by multiplying the number of securities held by the quoted market price as of the measurement (or reporting) date. The Adviser does not apply any liquidity or restriction discount regardless of ownership structure or the ability to control the sale of the asset.

Private Credit/Debt/Debt-Like Securities

In determining the estimated fair value of private credit/debt or debt-like securities for which there is no actively traded market, the Adviser generally uses a market interest rate yield analysis. Expected cash flows are projected based on the contractual terms of the debt security and discounted back to the measurement date based on a market yield. A market yield is determined based upon an assessment of current and expected market yields for similar private credit/debt positions and risk profiles. The Fund considers the current contractual interest rate, the expected life and other terms of the private credit/debt position relative to risk of the company and the specific private credit/debt position.

Each direct private credit/debt position is assigned internal credit rating. The ratings are based on available fundamental information and used in conjunction with market inputs to create an estimate of fair value. Private credit/debt positions with higher ratings, no additional steps are taken. Private credit/debt positions with lower internal credit ratings are considered for additional or alternative procedures to determine a fair value, which will include but are not limited to, a review of additional market inputs and performance and other relevant information on comparable assets.

Defaulted private credit/debt positions are valued using several methods including the following: discounting the expected cash flows of the investment; valuing the net assets of the company; reviewing comparable precedent transactions involving similar companies; and using a performance multiple or market-based approach.

For defaulted private credit/debt positions, discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Generally, an increase in market yields or discount rates or a decrease in EBITDA multiples may result in a decrease in the fair value of certain private credit/debt positions of the Fund.

Collateralized Loan Obligations

CLOs are not traded on a national securities exchange and instead are valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling price of similar securities. The types of factors that may be taken into account in pricing CLOs include: the yield of similar CLOs where pricing is available in the market; the riskiness of the underlying pool of loans; and features of the CLO, including weighted average life test, liability pricing, management fees, covenant cushions, weighted average spread of underlying loans and net asset value. These factors are used to determine an effective yield that is reassessed generally once a quarter at the time of payment or upon a transaction such as an add-on purchase, refinancing or reset.

Private Equity Investments

In fair valuing certain equity investments, the Adviser may consider a number of factors such as the Fund’s cost, latest round of financing, company operating performance, market-based performance multiples, announced capital markets activity and any other relevant information will be considered at the time the Adviser values the Fund’s portfolio.

Investment Funds

The Valuation Policy provides that the Fund will value its investments in Investment Funds at fair value in accordance with ASC Topic 820 - Fair Value Measurements and Disclosures. Under ASC Topic 820, the Fund uses a practical expedient to value certain Private Credit investments by using the net asset value of the Fund’s ownership in the investment subject to adjustments in certain circumstances. More specifically, the starting point for fair value of such investments as of each Determination Date ordinarily will be the capital account value of the Fund’s interest in such investments as provided by the relevant investment manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Adviser values the Fund’s portfolio, including capital activity and material events occurring between the reference dates of the investment manager’s valuations and the relevant Determination Date. Secondary Investments acquired by the Fund at a discount to fair value (as determined in accordance with the Valuation Policy) may result in unrealized gains when the Fund next calculates its daily NAV since any such discounted Secondary Investment will be marked to its net asset value (which may be a price that is higher than its acquisition cost).

The Adviser has developed a proprietary, predictive analytics tool that is intended to track the performance of the private markets and produce a current estimate of the value of the portion of the Fund’s investment portfolio that is invested in Investment Funds. The analytics tool considers several data points from broad securities indices. The application of these factors results in a daily adjustment factor that is applied to the portion of the Fund invested in certain Investment Funds and is intended to minimize the potential deviation of the value of the Investment Funds as reflected in the books and records of the Fund as compared to the net asset value of each Investment Fund provided on a quarterly basis by the investment manager. As appropriate, the Adviser will use the analytics tool to adjust the value of its Investment Funds as part of its determination of fair value.

The valuation of the Fund’s investments in private fund or limited partnership (“LP”) investments is performed in accordance with Topic 820 — Fair Value Measurements and Disclosures. Generally, investment managers value investments at their market price if market quotations are readily available. In the absence of observable market prices, investment managers value investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. The Investment Managers’ determination of fair value is then based on the best information available in the circumstances and may incorporate management’s own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, projects, properties or certain debt positions. Market quotations will not be readily available for most of the Fund’s investments.

The actual realized returns on the investment managers’ unrealized investments will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions on which the investment managers’ valuations are based. Neither the Fund nor the Adviser has oversight or control over the implementation of the investment managers’ valuation process.

In reviewing the valuations provided by investment managers, the Valuation Policy requires the consideration of all relevant information reasonably available at the time the Adviser values the Fund’s portfolio, including the output of the predictive analytics tool. The Adviser will consider such information and may conclude in certain circumstances that the information provided by the investment manager does not represent the fair value of a particular Private Credit asset. In accordance with the Valuation Policy, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests based on the NAV reported or expected to be reported by the relevant investment manager, or whether to adjust such value to reflect a premium or discount to such NAV.

Notwithstanding the above, Investment Managers unaffiliated with the Fund may adopt a variety of valuation bases and provide differing levels of information concerning Private Market Assets, and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. Neither the Board nor the Adviser will be able to confirm independently the accuracy of valuations provided by any investment managers (which are generally unaudited).

The Adviser may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. In computing the NAV, the Adviser values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the New York Stock Exchange (the “NYSE”). Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Adviser prices the Fund’s Shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Adviser calculates the Fund’s NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

As a result of investments by the Fund or other investment vehicles accessed by the Fund, if any, in foreign securities or other instruments denominated in currencies other than the U.S. dollar, the NAV of the Fund’s Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of these instruments denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and an investor is not able to purchase, submit for repurchase or exchange Shares.

The Adviser or its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Management Fee and Administration Fees are accrued on a daily basis and taken into account for the purpose of determining the Fund’s NAV on a Determination Date.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments of the Adviser or the investment managers regarding appropriate valuations, should prove incorrect.

CONFLICTS OF INTEREST

The Advisers

The Advisers or their affiliates provide or may provide investment advisory and other services to various entities. The Advisers and certain of their investment professionals and other principals, may also carry-on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Advisers and their affiliates, “Other Accounts”). The Fund has no interest in these activities. As a result of the foregoing, the Advisers and the investment professionals who, on behalf of the Advisers, will manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which the Advisers will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Advisers will commit the Fund’s assets. There also may be circumstances under which the Advisers will consider participation by Other Accounts in investment opportunities in which the Advisers do not intend to invest on behalf of the Fund, or vice versa.

Allocation decisions may arise when there is more demand from the Fund and other StepStone Group LP clients for a particular investment opportunity, such as the capacity in an Investment Fund or a direct investment, than supply. StepStone Group LP employs an allocation policy designed to ensure that all of its clients will be treated fairly and equitably over time. The portfolio managers have discretion to lower the allocation as appropriate for portfolio construction purposes.

With respect to primary purchases of Investment Funds, StepStone Group LP uses its best efforts to defer the allocation decision to the relevant investment manager, mitigating the potential conflict. With regard to secondary purchases of Investment Funds, StepStone Group LP typically manages the allocation of the transactions across its clients. Under the StepStone Group LP’s allocation policy, if clients are similarly situated, considering all relevant facts and circumstances, allocations will be made pro rata based on the deployment pace for each client determined in accordance with StepStone Group LP’s standard operational processes and specified in each client’s annual portfolio plan. Allocation of direct investments is a hybrid of StepStone Group LP’s approach on Investment Funds; in certain cases, direct investments are allocated by the investment manager leading the transaction, while in others, StepStone Group LP has the ability to allocate the transaction across its clients, in which case the allocation method outlined with respect to secondaries is used. Due to these processes, StepStone Group LP does not believe there is a material risk of a conflict arising in the area of allocations that would disadvantage the Fund relative to another StepStone Group LP client. With respect to evergreen funds such as the Fund, StepStone Group LP may evaluate the deployment pace, investment budget and portfolio plan of such client more frequently than annually.

Importantly, StepStone Group LP’s allocation process is managed independently by StepStone Group LP’s Investment Operations team and ratified by the StepStone Group LP’s Legal and Compliance department.

Investment opportunities are made available to the Fund and other clients of StepStone Group LP where the investment is within the parameters of the applicable strategy. Further, investment opportunities may arise where there is more demand from the Fund and other clients of StepStone Group LP for a particular investment opportunity than supply. StepStone Group LP has adopted an Allocation Policy designed to reasonably ensure that all of its clients will be treated fairly and equitably over time. See “Investment Program—StepStone Group LP’s Allocation Policy.”

The 1940 Act imposes significant limits on co-investments with affiliates of the Fund. The Advisers and certain affiliates have obtained an exemptive order from the SEC that permits funds advised by the Advisers, including the Fund, to co-invest alongside its affiliates in Private Credit, subject to certain terms and conditions. The Fund intends to rely on such exemptive order following the commencement of its investment operations. In such cases, the Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment.

The Adviser also intends to compensate, from its own resources, third-party securities dealers, other industry professionals and any affiliates thereof (“financial intermediaries”) in connection with the distribution of Shares in the Fund or for their ongoing servicing of Shares acquired by their clients. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall NAV of the Fund, or a fee determined in some other method by negotiation between the Adviser and such financial intermediaries. Financial intermediaries may also charge investors, at the financial intermediaries’ discretion, a placement fee based on the purchase price of Shares purchased by the investor. As a result of the various payments that financial intermediaries may receive from investors and the Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

Financial intermediaries may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Advisers, Investment Funds or portfolio companies or investment vehicles managed or sponsored by the Advisers or investment managers may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund or an Investment Fund. Such entities may compete with the Fund or the Investment Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in an Investment Fund or a portfolio company may do so on terms that are more favorable than those of the Fund.

Financial intermediaries that act as selling agents for the Fund also may act as distributor for an Investment Fund in which the Fund invests and may receive compensation in connection with such activities. Such compensation would be in addition to the placement fees described above. Financial intermediaries may pay all or a portion of the fees paid to it to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Shares of the Fund. Such fee arrangements may create an incentive for a financial intermediary to encourage investment in the Fund, independent of a prospective Shareholder’s objectives.

A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefore in connection with transactions in which such third parties have interests which may conflict with those of the Fund or an Investment Fund. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund, an Investment Fund or a portfolio company. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund, an Investment Fund or a portfolio company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender.

In addition, issuers of securities held by the Fund or a Private Credit investment may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market. The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund or a Private Credit investment and may have an effect on the value of the positions so held, or may result in a financial intermediary having an interest in the issuer adverse to the Fund or the Private Credit investment. No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund or a Private Credit investment has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund or an Investment Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund or the Investment Fund, including with respect to fees and the right to receive information.

Set out below are practices that the Advisers may follow. Although the Advisers anticipate that the investment managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an investment manager will abide by, and comply with, its stated practices. An investment manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than Private Credit.

Participation in Investment Activities

Directors, principals, officers, employees and affiliates of the Advisers may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or a Private Credit investment in which the Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Advisers, or by the Advisers for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts (“Investment Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Fund or a Private Credit investment.

Other Matters

An investment manager may, from time to time, cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Manager Accounts, subject to certain conditions. Future investment activities of the investment managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Advisers and their affiliates will not purchase securities or other property from, or sell securities or other property to the Fund, except that the Fund may, in accordance with rules under the 1940 Act, engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members or managing general partners. These transactions would be effected in circumstances in which the Advisers determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Advisers and their affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

PURCHASES OF SHARES

Purchase Terms

The Fund currently offers two classes of Shares, Class I Shares and Class Y Shares, at the Fund’s then-current NAV per Share. Class I Shares and Class Y Shares are not subject to any sales load. As discussed above, the Fund intends to rely on the Multi-Class Exemptive Relief from the SEC to issue multiple classes of Shares with varying sales loads and asset-based service and/or distribution fees and to impose early withdrawal charges as applicable.

The fees and expenses for the Fund are set forth in “Fund Expenses” and “Management Fee.”

The minimum initial investment amount for Class I Shares and Class Y Shares in the Fund is $5,000, and the minimum additional investment amount in the Fund is $5,000, except for additional purchases pursuant to our dividend reinvestment plan. The minimum initial and additional investment amounts may be reduced at the Adviser's discretion. There is no minimum net worth, income or investor sophistication requirement for an investment in the Fund.

Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Except as otherwise described in the following sub-section, initial and any additional purchases of Shares of the Fund by any Shareholder must be made via wire transfer of funds or another method of immediately available funds. Payment for each initial or subsequent additional purchases of Shares must be made in one installment. Except as otherwise described in the following sub-section, initial and subsequent purchases of Shares will be payable in cash. Orders will be priced at the appropriate price next computed after the order is received by the Administrator. The Fund will be deemed to have received a purchase order when a Selling Agent or, if applicable, a Selling Agent's authorized designee, receives the request in good order and the Fund is in receipt. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. In general, an investment will be accepted if a completed order submission and funds are received in good order in advance of the cut-off times for that business day. In the event that a purchase order is not received in “good order” from a prospective investor prior to the cut-off times pertaining to that business day, the Fund may hold the purchase order for processing on the next business day.

Investors may be charged a fee if they effect transactions through an intermediary, broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase orders, including the Selling Agents. Such brokers are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Investors’ purchase orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

Purchases In-Kind

Under certain circumstances, you may purchase shares of the Fund by transferring securities to the Fund in exchange for Shares (“in-kind purchase”). In-kind purchases may be made only upon the approval of the Adviser and upon the determination that the securities are acceptable investments for the Fund. The Fund reserves the right to amend or terminate this practice at any time. Please contact the Fund at (704) 215-4300 before sending any securities.

Outstanding Securities

The following table sets forth information about the Fund’s outstanding Shares as of [ ]:

	Amount Authorized	Amount Held by the Fund for its Own Account	Amount Outstanding
Class I Shares	Unlimited	None	[ ]
Class Y Shares	Unlimited	None	[ ]

PLAN OF DISTRIBUTION

The Fund is offered on a continuous basis. [ ] acts as the Distributor of the Fund, subject to various conditions. Neither the Distributor nor any other party is obligated to purchase any Shares from the Fund. The minimum initial investment amount for Class I Shares and Class Y Shares in the Fund is $5,000, and the minimum additional investment amount in the Fund is $5,000, except for additional purchases pursuant to our dividend reinvestment plan. As discussed above, the Fund intends to rely on the Multi-Class Exemptive Relief from the SEC to issue multiple classes of Shares with varying sales loads and asset-based service and/or distribution fees and to impose early withdrawal charges as applicable. There is no minimum net worth, income or investor sophistication requirement for an investment in the Fund. Subscriptions will be effective only upon the Fund’s acceptance, and the Fund reserves the right to reject any subscription in whole or in part in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Shares will not be listed on any national securities exchange. See “Fund Expenses.” Shares are not available in certificated form.

[The Fund has entered into a Distribution Agreement under which the Distributor, with principal offices at [ ], distributes the Shares of the Fund. The Distributor is authorized to enter into Sub-Distribution Agreements with brokers, dealers and certain RIAs and other financial intermediaries to effect the distribution of Shares of the Fund. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities.

The Distribution Agreement provides that the Fund will indemnify the Distributor and its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor (within the meaning of Section 15 of the Securities Act) (the “Distributor Indemnitees”) against certain liabilities arising under the Securities Act, the Securities Exchange Act of 1934, the 1940 Act and any other statute (including “blue sky” laws) or any rule or regulation thereunder, or under common law or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the Fund’s registration statement or prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such losses arise out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Fund or its counsel by the Distributor. The Distribution Agreement further provides that the Fund will indemnify the Distributor and each Distributor Indemnitee for certain liabilities incurred by the Distributor in connection with the Distribution Agreement, except to the extent such liabilities result from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. The Fund will further indemnify the Distributor and each Distributor Indemnitee for any and all liabilities incurred by the Distributor when acting in accordance with instructions from the Fund or its representatives.

The Distributor will indemnify the Fund and present or former trustees, officers, employees, representatives, and any person who controls or previously controlled the Fund (within the meaning of Section 15 of the Securities Act) (the “Fund Indemnitees”) against certain liabilities arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in the Fund’s registration statement or any prospectus, as from time to time amended or supplemented, or the omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statement not misleading, but only if such statement or omission was made in reliance upon, and in conformity with, information relating to the Distributor and furnished in writing to the Fund. The Distributor will further indemnify the Fund for certain liabilities arising out of or resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement. The indemnification will not apply to actions of the Fund or the Fund Indemnitees in cases of their willful misfeasance, bad faith, or negligence in the performance of their duties.]

Class I Shares may be purchased through an RIA that offers Shares in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by such RIA.

The Fund and/or the Adviser may also enter into agreements with certain financial intermediaries under which payments are made to the intermediaries in recognition of the transfer agency costs avoided by the Fund associated with the intermediaries’ maintenance of investor accounts or in recognition of the services provided by intermediaries through fund or similar platforms. Payments made by the Fund under such agreements are generally based on either (1) a percentage of the average daily net asset value of the Shares serviced by the intermediary, often up to a set maximum, or (2) a per account fee assessed against each account serviced by such intermediary, often up to a set maximum. These payments may be in addition to other payments described herein.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain brokers, dealers or other financial intermediaries that have agreed to participate in the distribution of the Fund’s Shares, including the Distributor, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services.

Shares may be purchased daily at the then-current NAV per Share. See “Purchases of Shares.”

REPURCHASES AND TRANSFERS OF SHARES

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund. Liquidity in assets that are not publicly traded is a rapidly evolving area, and the Fund may seek to create opportunities for Shareholders to achieve liquidity through any secondary market, listing service or similar mechanism that may become available.

Repurchase of Shares

The Advisers intend to seek the Board’s approval for a quarterly share repurchase program where the aggregate repurchases of Shares will be up to 2.50% of the Fund’s outstanding Shares per quarter. Each tender offer would be made and Shareholders would be notified in accordance with the requirements of the Exchange Act and the 1940 Act, either by publication or mailing or both. The tender offer documents will describe the terms of the offer and contain information Shareholders should consider in deciding whether to participate in the repurchase opportunity, information on how to participate and such other information prescribed by such laws and the rules and regulations promulgated thereunder. The repurchase of tendered shares of Shares by the Fund is a taxable event to Shareholders. See “Tax Aspects.”

The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and all Shareholders. In determining whether to accept a recommendation to conduct a tender offer at any such time, the Board of Trustees will consider the following factors, among others:

•
whether any Shareholders have requested to tender Shares to the Fund;
•
the liquidity of the Fund’s assets (including fees and costs associated with redeeming or otherwise withdrawing from its assets);
•
the investment plans and working capital and reserve requirements of the Fund;
•
the relative economies of scale of the tenders with respect to the size of the Fund;
•
the history of the Fund in repurchasing Shares;
•
the availability of information as to the value of the underlying assets;
•
the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;
•
any anticipated tax consequences to the Fund of any proposed repurchases of Shares; and
•
the recommendations of the Adviser.

Repurchases of Shares from Shareholders by the Fund will be paid in cash as described in the Fund’s periodic tender offers sent to Shareholders. Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (1) cash, (2) liquid securities or (3) interests in assets that the Fund has requested be redeemed (or any combination of them), in an amount equal to the aggregate estimated unpaid dollar amount of Shares accepted for repurchase.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Advisers would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment related expenses as a result of higher portfolio turnover rates. The Advisers intend to take measures, subject to policies as may be established by the Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

In the event that the Advisers or any of their affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any tender offer made by the Fund. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for tender offers and submit repurchase requests accordingly.

Mandatory Repurchases

A Shareholder tendering for repurchase only a portion of the Shareholder’s Shares will be required to maintain an account balance of at least $[10,000] after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder’s account balance to fall below the required minimum, the Fund reserves the right to repurchase all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. This right of the Fund to repurchase Shares compulsorily may be a factor which Shareholders may wish to consider when determining the extent of any tender for purchase by a Fund.

The Fund may also repurchase Shares of a Shareholder without consent or other action by the Shareholder or other person if the Fund determines that:

•
the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder or with the consent of the Fund, as described below;
•
ownership of Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;
•
continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;
•
any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;
•
the Shareholder is subject to special regulatory or compliance requirements, such as those imposed by the U.S. Bank Holding Company Act of 1956, as amended, certain Federal Communications Commission regulations, or ERISA (as hereinafter defined) (collectively, “Special Laws or Regulations”), and the Fund determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares; or
•
it would be in the best interests of the Fund for the Fund to repurchase the Shares.

Transfers of Shares

Shares may be transferred only:

•
by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder; or
•
under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

The Fund generally will not consent to a transfer of Shares by a Shareholder unless (i) the transferring Shareholder has been a Shareholder for at least six months, (ii) the transfer is to a transferee who represents that it is an Eligible Investor and (iii) after a partial transfer, the value of the Shares held in the account of each of the transferee and transferor would be at least equal to the amount of the applicable minimum initial investment in the Fund. A Shareholder transferring Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

In subscribing for Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Advisers, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

DISTRIBUTION POLICY

As required in connection with the Fund’s intention to qualify as a RIC under Subchapter M of the Code, the Fund will, at a minimum, make distributions annually in amounts that represent substantially all of the net investment income and net capital gains, if any, earned each year. The NAV of each Share that you own will be reduced by the amount of the distributions or dividends that you receive from that Share.

Automatic Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all ordinary income dividends and/or capital gains dividend distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all ordinary income and capital gain dividend distributions paid in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 30 days prior to a distribution, the request will be effective only with respect to distributions after the 30-day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf.

A Shareholder may elect to:

•
reinvest both ordinary income dividends and capital gain dividend distributions; or
•
receive both ordinary income dividends and capital gain dividend distributions in cash.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their NAV determined on the relevant Determination Date. There is no sales load or other charge for reinvestment. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. The reinvestment of dividends pursuant to the DRIP will increase the Fund’s net assets on which the Management Fee and Administration Fee are payable. All correspondence or questions concerning the automatic dividend reinvestment plan should be directed to the Fund at 128 S Tryon Street, Suite 1600, Charlotte, NC 28202 or SPWOperations@stepstonegroup.com or by calling (704) 215-4300.

VOTING

Each Shareholder has the right to cast a number of votes equal to the number of Shares held by such Shareholder at a meeting of Shareholders called by the Fund’s Board of Trustees. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Trustee and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares. This discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets (generally, property held for investment) for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under U.S. federal income tax laws, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that have made an election for U.S. federal income tax purposes to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not “United States Persons” (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar. No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Fund or the Shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Prospective Shareholders and Shareholders are urged to consult their own tax advisors as to the U.S. federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of the Fund’s Shares that is for U.S. federal income tax purposes:

•
an individual who is a citizen or resident of the United States;
•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•
a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or
•
an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds the Fund’s Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of the Fund’s Shares that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of the Fund’s Shares.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS OR CO-INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY INVESTMENT FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Qualification as a Regulated Investment Company; Tax Treatment

It is expected that the Fund will qualify for treatment as a RIC under the Code. If the Fund so qualifies and distributes (or is deemed to have distributed) each taxable year to Shareholders dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Fund’s taxable year, the Fund will not be subject to U.S. federal corporate income taxes on any amounts it distributes as dividends for U.S. federal income tax purposes, including distributions (if any) derived from the Fund’s net capital gain (i.e., the excess of the net long-term capital gains over net short-term capital losses) to Shareholders. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.

In addition, amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund generally must be considered to have distributed dividends for U.S. federal income tax purposes in respect of each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis, (2) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally determined on the basis of the one-year period ending on October 31st of such calendar year, and adjusted for certain ordinary losses), and (3) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund incurred no U.S. federal income tax. For U.S. federal income tax purposes, dividends declared by the Fund in October, November or December to Shareholders of record on a specified date in such a month and paid during January of the following calendar year are taxable to such Shareholders, and deductible by the Fund, as if paid on December 31 of the calendar year declared. The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

In order to qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined in the Code) (all such income items, “qualifying gross income”); and (b) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code).

For the purpose of determining whether the Fund satisfies the gross income test, the character of the Fund’s distributive share of items of income, gain and loss derived through any Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Funds. Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will “look through” to the assets held by such Investment Funds.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such taxable year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which the RIC’s non-qualifying gross income exceeds one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such taxable year.

Additionally, a RIC that fails the asset diversification test as of the end of a quarter of a taxable year shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter of a taxable year under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If before the end of any taxable quarter of its taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure. However, the action typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the asset diversification discrepancy) may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Private Credit Investments. While the Code generally affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to do so may limit utilization of this statutory 30-day cure period and, possibly, the extended cure period provided by the Code as discussed above.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions made to Shareholders. In addition, all distributions (including distributions of net capital gain) made to Shareholders generally would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

The Fund’s use of cash to repurchase shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund Share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied, and to the extent that additional distributions are required, could generate additional taxable income for those Shareholders receiving such additional distributions. Furthermore, if the Fund is unable to liquidate portfolio securities in a manner that would enable the Fund to meet the income and asset diversification tests, the Fund could fail to qualify as a RIC, with the adverse consequences as set forth above.

Distributions

The Fund will ordinarily declare and pay distributions from its taxable net investment income and distribute net realized capital gains, if any, at least once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. After the end of each calendar year, Shareholders will be provided a Form 1099, containing information regarding the amount and character of distributions received from the Fund during the calendar year.

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on any distributions that they receive from the Fund. Distributions from net investment income and net short-term capital gain generally will be characterized as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for Shareholders that are corporations. Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as “qualified dividend income,” which is generally subject to tax at rates equivalent to long-term capital gain tax rates, by Shareholders that are individuals. The Fund’s distributions generally are not expected to be attributable to dividends received by the Fund and, therefore, generally are not expected to be eligible for the dividends-received deduction or treatment as “qualified dividend income.” Distributions from net capital gain (typically referred to as a “capital gain dividend”) will be characterized as long-term capital gain, regardless of how long Shares have been held by the Shareholder. However, if the Shareholder received any long-term capital gain distributions in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the Shareholder upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions. Distributions by the Fund that are or are considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) a Shareholder’s tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale of Shares, as discussed below. Similarly, as discussed below at “Income from Repurchases and Transfers of Shares,” if a repurchase of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares repurchased. In such case, the tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder.

The tax treatment of the Fund’s distributions from taxable net investment income and capital gains generally will be the same whether the Shareholder takes such distributions in cash or reinvests them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, the Fund may report the retained amount as undistributed capital gains to its Shareholders, who will be treated as if each Shareholder received a distribution of his or her pro rata share of such gain, with the result that each Shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary real estate investment trust (“REIT”) dividends. Applicable Treasury regulations allow RICs to pass through to shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) Shareholders of the Fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through.

Certain distributions reported by the Fund as section 163(j) interest dividends may be treated as interest income by Shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the Shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

An additional 3.8% tax will be imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts to the extent such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to the Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain.

Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases and Transfers of Shares

A repurchase or transfer of Shares by the Fund generally will be treated as a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the Shareholder’s proportionate interest in the Fund or results in a “complete redemption” of the Shareholder’s Shares, in each case applying certain constructive ownership rules in the Code. Alternatively, if a Shareholder does not submit for repurchase all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and the gross amount of such repurchase may constitute a dividend to the Shareholder to the extent of such Shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits.

If the repurchase or transfer of a Shareholder’s Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased or transferred Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased or transferred Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for one year or less.

Notwithstanding the foregoing, any capital loss realized by a Shareholder will be disallowed to the extent the Shares repurchased or transferred by the Fund are replaced (including through reinvestment of dividends) either with Shares or substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the repurchase or transfer of the Shares. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired. The deductibility of capital losses may be subject to statutory limitations.

If the repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares. The tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder. In such a case, there is a risk that Shareholders who are not seeking to have their Shares repurchased, and Shareholders who seek to have some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such repurchase offer, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the share repurchase program, and in particular whether such program is a single and isolated event or is part of a plan for periodically repurchasing Shares of the Fund.

The Fund generally will be required to report to the IRS and each Shareholder the cost basis and holding period for each respective Shareholder’s Shares repurchased or transferred by the Fund. The Fund has elected the average cost method as the default cost basis method for purposes of this requirement. If a Shareholder wishes to accept the average cost method as its default cost basis calculation method in respect of Shares in its account, the Shareholder does not need to take any additional action. If, however, a Shareholder wishes to affirmatively elect an alternative cost basis calculation method in respect of its Shares, the Shareholder must contact the Administrator to obtain and complete a cost basis election form. The cost basis method applicable to a particular Share repurchase or transfer may not be changed after the valuation date established by the Fund in respect of that repurchase or transfer. Shareholders should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Shares, other than in the context of a repurchase or transfer of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase that qualifies for “sale or exchange” treatment.

If a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2,500,000 or more for an individual Shareholder or $10,000,000 or more for a corporate Shareholder), the Shareholder must file with the IRS a disclosure statement on an IRS Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations

U.S. Shareholders who have not “opted-out” of the Fund’s DRIP will have their cash dividends and distributions net of any applicable U.S. withholding tax (including any amounts withheld for which a refund is available by filing a U.S. federal income tax return) automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to Shareholders. A Shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. Shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above net asset value, in which case, the U.S. Shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.

The Fund expects to be treated as a “publicly offered regulated investment company.” A “publicly offered regulated investment company” is a RIC whose equity interests are (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, or (iii) held by at least 500 persons at all times during the RIC’s taxable year. If the Fund does not qualify as a publicly offered RIC for any period, a non-corporate shareholder’s allocable portion of the Fund’s affected expenses, including any management fees, will be treated as an additional distribution to the shareholder and the affected expense will be treated as having been incurred by the shareholder and will be treated as miscellaneous itemized deductions that are deductible only to the extent permitted by applicable law. Under current law, such expenses will not be deductible by any such shareholder. Additionally, assuming the Fund qualifies as a “publicly offered regulated investment company,” in addition to the Fund’s DRIP, the Fund may choose to pay a majority of a required dividend in Shares rather than cash. In order for the distribution to qualify for the annual distribution requirement, the dividend must be payable at the election of each Shareholder in cash or Shares (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If Shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each Shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares of the Fund. The value of the portion of the distribution made in Shares will be equal to the amount of cash for which the Shares is substituted, and the Fund’s U.S. Shareholders will be subject to tax on such amount as though they had received cash.

Investment Funds

The Fund will invest a portion of its assets in Investment Funds, some of which may be classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) generally is not subject to an entity-level U.S. federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year.

Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund and certain Investment Funds (including in circumstances where investments by the Investment Funds, such as investments in a debt instrument with an “original issue discount,” generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of interests in Investment Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Investment Funds earn income of a type that is not qualifying gross income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test.

Some of the income that the Fund may earn directly or through an Investment Fund, such as income recognized from an equity investment in an operating partnership, may not satisfy the gross income test. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC resulting from a failure to satisfy the gross income test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to Shareholders.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS OR CO-INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF BOTH THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY INVESTMENT FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be characterized as capital gains and losses. However, because the functional currency of the Fund for U.S. federal income tax purposes is the U.S. dollar, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain futures or forward contracts and options, and similar financial instruments) is generally characterized as ordinary income or loss under Section 988 of the Code. Section 988 of the Code similarly provides that gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid would be generally characterized as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be characterized as ordinary income. Finally, all or a portion of any gain realized from engaging in “conversion transactions” (as defined in the Code to generally include certain transactions designed to convert ordinary income into capital gain) may be characterized as ordinary income.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions (“Section 1256 Contracts”) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 Contracts. In addition, any Section 1256 Contracts remaining unexercised both at October 31 of each calendar year as well as at the end of the Fund’s taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

Subject to its investment policies, the Fund may acquire certain foreign currency forward contracts, enter into certain foreign currency futures contracts, acquire put and call options on foreign currencies, or acquire or enter into similar foreign currency-related financial instruments. Generally, foreign currency regulated futures contracts and option contracts that qualify as Section 1256 Contracts will not be subject to ordinary income or loss treatment under Section 988 of the Code. However, if the Fund acquires or enters into any foreign currency futures contracts or options contracts that are not Section 1256 Contracts, or any foreign currency forward contracts or similar foreign currency-related financial instruments, any gain or loss realized by the Fund with respect to such contract or financial instruments generally will be characterized as ordinary gain or loss unless the contract or financial instrument in question is a capital asset in the hands of the Fund and is not part of a straddle transaction (as described below), and an election is made by the Fund (before the close of the day the transaction is entered into) to characterize the gain or loss attributable to such contract or financial instrument as capital gain or loss.

Offsetting positions held by the Fund, or the Investment Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.” In addition, investments by the Fund in particular combinations of Investment Funds may also be treated as a “straddle.” To the extent the straddle rules apply to positions established by the Fund, or the Investment Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions. Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund, or the Investment Funds, may constitute “mixed straddles.” One or more elections may be made in respect of the U.S. federal income tax treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly an Investment Fund, either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests (“appreciated financial position”), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Investment Fund, enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund, or possibly an Investment Fund, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, REITs, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The U.S. Treasury Department (the “Treasury”) and the IRS have the authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Passive Foreign Investment Companies and Controlled Foreign Corporations

The Fund may indirectly hold equity interests in non-U.S. Investment Funds and/or non-U.S. portfolio companies that may be treated as “passive foreign investment companies” (each, a “PFIC”) under the Code. A PFIC is generally defined as a non-U.S. entity which is classified as a corporation for U.S. federal income tax purposes, and which earns at least 75% of its annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or which holds at least 50% of its total assets in assets producing such passive income. The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If an election is made to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Fund would be required, in lieu of the foregoing requirements, to include in its income each taxable year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund. If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund. The QEF election may not be able to be made with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy. Alternatively, in certain cases, an election can be made to mark-to-market the shares of a PFIC held by the Fund at the end of the Fund’s taxable year (as well as on certain other dates prescribed in the Code). In this case, the Fund would recognize as ordinary income its share of any increase in the value of such PFIC shares, and as ordinary loss its share of any decrease in such value, to the extent such loss did not exceed its share of prior increases in income derived from such PFIC shares. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable taxable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as “qualified dividend income.” In certain cases, the Fund will not be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

If the Fund holds 10% or more (by vote or value) of the interests treated as equity for U.S. federal income tax purposes in a foreign entity classified as a corporation for U.S. federal income tax purposes and considered a controlled foreign corporation (“CFC”) under the Code, the Fund may be treated as receiving a deemed distribution (i.e., characterized as ordinary income) each taxable year from such foreign corporation in an amount equal to its pro rata share of such entity’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the entity makes an actual distribution during such taxable year. The Fund would be required to include the amount of a deemed distribution from a CFC when computing its investment company taxable income as well as in determining whether the Fund satisfies the distribution requirements applicable to RICs, even to the extent the amount of the Fund’s income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and the proceeds from any sales or other dispositions of CFC stock during the Fund’s taxable year. In general, a foreign entity classified as a corporation for U.S. federal income tax purposes will be considered a CFC if greater than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by any U.S. person(s) that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a foreign entity classified as a corporation for U.S. federal income tax purposes.

Under applicable final Treasury regulations, certain income derived by the Fund from a CFC or a PFIC with respect to which the Fund has made a QEF election would generally constitute qualifying income under the gross income test for purposes of determining the Fund’s ability to be subject to tax as a RIC only to the extent the CFC or the PFIC makes current distributions of that income to the Fund or the included income is derived with respect to the Fund’s business of investing in stocks and securities. The Fund may be restricted in its ability to make QEF elections with respect to the Fund’s holdings in Private Market Assets and other issuers that could be treated as PFICs or implement certain restrictions with the respect to any Private Market Assets or other issuers that could be treated as CFCs in order to limit the Fund’s tax liability or maximize the Fund’s after-tax return from these investments.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, Shareholders and prospective Shareholders should consider the potential state and local tax consequences associated with an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders will generally be taxable in their state of residence with respect to their income or gains earned and distributed by the Fund as dividends for U.S. federal income tax purposes, or the amount of their investment in the Fund.

Foreign Taxes

The Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its Shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, Shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes. The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Information Reporting and Backup Withholding

Information returns will generally be filed with the IRS in connection with distributions made by the Fund to Shareholders unless Shareholders establish they are exempt from such information reporting (e.g., by properly establishing that they are classified as corporations for U.S. federal tax purposes). Additionally, the Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification numbers, generally on an IRS Form W-9, or who otherwise fail to make required certifications, or if the Fund or the Shareholder has been notified by the IRS that such Shareholder is subject to backup withholding. Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to demonstrate their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Shareholder’s U.S. federal income tax liability if the appropriate information is provided to the IRS.

U.S. Federally Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to Shareholders of) unrelated business taxable income (“UBTI”) from being realized by its U.S. federally tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a U.S. federally tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the U.S. federally tax-exempt Shareholder has engaged in a borrowing or other similar transaction to acquire its Shares. A U.S. federally tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (each, a “Foreign Shareholder”) as defined in the Code, depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the Foreign Shareholder), which tax is generally withheld from such distributions. A repurchase of Shares that is not treated as a sale or exchange will be taxed in the same manner as regular distributions on Shares. See “—Income from Repurchases and Transfers of Shares” for a discussion of when a redemption will be treated as a sale or exchange and related matters. Capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate), unless the Foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. In order to qualify for any reduction or exemption from U.S. withholding tax, a Foreign Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form).

Furthermore, properly reported distributions by the Fund and received by Foreign Shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Fund in respect of the Fund’s “qualified net interest income” (i.e., the Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Fund in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gains over the Fund’s long-term capital losses for such tax year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term capital gains, and a portion of such distributions (e.g., derived from interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of Shares held through an intermediary, the intermediary may have withheld amounts even if the Fund reported all or a portion of a distribution as exempt from U.S. federal withholding tax. To qualify for this exemption from withholding, a Foreign Shareholder must comply with applicable certification requirements relating to its non-U.S. tax residency status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). Thus, an investment in the Shares by a Foreign Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest.

Any capital gain that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon a sale or exchange of Shares will ordinarily be exempt from U.S. tax unless, in the case of a Foreign Shareholder that is a nonresident alien individual, the gain is U.S. source income and such Foreign Shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Foreign Shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption in the manner discussed above.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the potential application of the U.S. estate tax.

Foreign Account Tax Compliance Act

The Fund is required under the Foreign Account Tax Compliance Act (“FATCA”) provisions of the Code to withhold U.S. tax (at a 30% rate) on payments of amounts treated as dividends for U.S. federal income tax purposes made to certain non-U.S. entities (including financial intermediaries) that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the Treasury of U.S.-owned foreign investment accounts unless various U.S. information reporting and diligence requirements (that are in addition to and significantly more onerous than, the requirement to deliver an applicable U.S. nonresident withholding tax certification form (e.g., IRS Form W-8BEN)) and certain other requirements have been satisfied. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Persons located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Other Taxation

The foregoing represents a summary of the general tax rules and considerations affecting Shareholders and the Fund’s operations, and neither purports to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, other state, local, and foreign taxes, estate and inheritance taxes, or intangible property taxes, which may be imposed by various jurisdictions. The Fund also may be subject to additional state, local, or foreign taxes that could reduce the amounts distributable to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund. In addition to the particular matters set forth in this section, tax-exempt entities should carefully review those sections of this Prospectus and its related SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

ERISA AND CERTAIN OTHER CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, individual retirement account (“IRA”), Keogh plan, or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the Code (an “ERISA Plan”) should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in non-exempt prohibited transactions, and other standards.

An ERISA Plan that proposes to invest in the Fund may be required to represent to the Board of Trustees that it, and any fiduciaries responsible for the ERISA Plan’s investments, are aware of and understand the Fund’s investment objectives, policies, and strategies; that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan; and that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and the Code, as applicable.

Certain prospective ERISA Plan investors may currently maintain relationships with the Advisers or one or more investment managers in which the Fund invests, or with other entities that are affiliated with the Advisers or such investment managers. Each of such persons may be deemed to be a party in interest to or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits (and the Code penalizes) the use of ERISA Plan assets for the benefit of a party in interest, and also prohibits (and penalizes) an ERISA Plan fiduciary from using its position to cause such ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan Shareholders should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA Plan Shareholders may be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decisions, and that have not relied on any individualized advice of such affiliated persons, as a basis for the decision to invest in the Fund.

An additional issue concerns the extent to which we or all or a portion of the Fund’s assets could themselves be treated as subject to the fiduciary responsibility and prohibited transaction provisions of Title I of ERISA and the prohibited transaction provisions of the Code. Under ERISA and the regulations promulgated thereunder by the U.S. Department of Labor (the “DOL”), as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”), when a Benefit Plan Investor (defined below) invests in an equity interest of an entity that is neither a “publicly-offered security” (within the meaning of the Plan Asset Regulations) nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investor’s assets include both the equity interest and an undivided interest in each of the entity’s underlying assets, unless it is established that the entity is an “operating company” or that equity participation in the entity by Benefit Plan Investors is not “significant” (each within the meaning of the Plan Asset Regulations). The term Benefit Plan Investor is defined under ERISA to include any (a) “employee benefit plan” (as defined in section 3(3) of ERISA) subject to the fiduciary responsibility provisions of Title I of ERISA, (b) “plan” as defined in section 4975(e)(1) of the Code subject to Section 4975 of the Code, and (c) entity whose underlying assets include plan assets by reason of such an employee benefit plan’s or plan’s investment in the entity (e.g., an entity of which 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors and which does not satisfy another exception under ERISA).

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any Benefit Plan Investor investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or the prohibited transaction provisions of Section 4975 of the Code. Thus, none of the Fund or the Advisers will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any Benefit Plan Investor that becomes a Shareholder, solely as a result of the Benefit Plan Investor’s investment in the Fund.

Employee benefit plans and other retirement arrangements that are not subject to ERISA or the related provisions of the Code (“Other Plans”), including, without limitation, governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) may be subject to other U.S. or non-U.S. federal, state, local or other laws or regulations that are similar to the provisions of Title I of ERISA or Section 4975 of the Code (“Other Plan Laws”). Fiduciaries of Other Plans should consult with their own counsel and other advisors regarding applicable Other Plan Laws in connection with an investment in the Fund.

By acceptance of any class of Shares, each Shareholder will be deemed to have represented and warranted that either (i) the Shareholder is not, and is not investing on behalf of, any Benefit Plan Investor or Other Plan or (ii) the purchase and holding of the Shares by such Shareholder will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation under any applicable Other Plan Laws.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

THE FUND’S SALE OF SHARES TO ERISA PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISERS, OR ANY OF ITS AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY ANY ERISA PLAN MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO ERISA PLANS GENERALLY OR TO ANY PARTICULAR ERISA PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR ERISA PLANS GENERALLY OR FOR ANY PARTICULAR ERISA PLAN.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Anti-Takeover Provisions

The Fund's Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office for cause only, and not without cause, and by action taken by a majority of the remaining Trustees (or, in the case of an Independent Trustee, only by action taken by a majority of the remaining Independent Trustees). The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

ADDITIONAL INFORMATION ABOUT THE FUND

Each Share represents a proportional interest in the assets of the Fund. Each Share has one vote at Shareholder meetings, with fractional Shares voting proportionally, on matters submitted to the vote of Shareholders. There are no cumulative voting rights. Shares do not have preemptive or conversion or redemption provisions.

INQUIRIES

Inquiries concerning the Fund and Shares (including information concerning subscription and repurchase procedures) should be directed to:

StepStone Group Private Wealth LLC

128 S Tryon St., Suite 1600

Charlotte, NC 28202

All dealers that effect transactions in these Shares, whether or not participating in this offering, may be required to deliver a Prospectus.

STEPSTONE GROUP PRIVATE WEALTH LLC PRIVACY POLICY

Data privacy is a primary concern for each of StepStone Group LP (“SSG”), StepStone Group Private Wealth LLC (“SPW”), StepStone Group Real Assets LP (“SIRA”), StepStone Group Real Estate LP (“SRE”), StepStone Group Private Debt LLC (“SPD”), and StepStone Group Private Debt AG (“SPD AG”) together with their affiliates and related entities (collectively, “StepStone”). This data privacy notice (the “Notice”) details StepStone’s practices for collecting, using, and disclosing the personal information of clients and others, to both affiliates of SSG, SPW, SIRA, SRE, SPD, and SPD AG as applicable, and nonaffiliated third parties. Recipients of this Notice include, among others, current clients and investors, prospective clients, visitors to our websites, former clients, employees of managers with whom StepStone has conducted business, customers, as defined by Regulation S-P, and employees of StepStone or any of StepStone’s affiliates (each a “Notice Recipient”). For purposes of this Notice, an affiliate is an entity that (i) controls SSG, SPW, SIRA, SRE, SPD, or SPD AG, (ii) is controlled by SSG, SPW, SIRA, SRE, SPD, or SPD AG, or (iii) is under common control with SSG, SPW, SIRA, SRE, SPD, or SPD AG. Nonaffiliated third parties are parties who are not affiliates of any of SSG, SPW, SIRA, SRE, SPD, or SPD AG.

Confidentiality of Personal Information

StepStone maintains reasonable physical, electronic and procedural safeguards to guard a Notice Recipient’s personal information. StepStone endeavors to procure that third parties that handle information agree to abide by confidentiality obligations, and use personal information only in accordance with the purpose for which it is shared. In addition, StepStone employees are trained to handle a Notice Recipient’s information properly in order to maintain its security, and only employees who reasonably need to know personal information about a Notice Recipient to provide services to such Notice Recipient are designed to have access to such information.

Categories of Personal Information that StepStone Collects

StepStone collects personal information about Notice Recipients from the following sources: (i) information it receives from Notice Recipients on applications or other forms, including contact forms and application forms; (ii) information about Notice Recipients’ transactions with StepStone, its affiliates, or others; and (iii) information collected automatically from website visitors.

StepStone is a data controller within the meaning the General Data Protection Regulation (“GDPR”), the Swiss Federal Act on Data Protection (“FADP”) and other applicable data protection legislation in force in the European Economic Area (“EEA”), and a business within the meaning of the California Consumer Privacy Act of 2018 (“CCPA”) and undertakes to hold any personal information provided in accordance with EEA data protection legislation, the CCPA, the Australian Privacy Act 1988, or any other applicable privacy law.

Use of Your Personal Information

Personal information will be used by StepStone for the following purposes:

•
to respond to and communicate with you;
•
to provide the services you request and manage our relationship with you;
•
to manage and administer holdings in StepStone managed or advised funds, separately managed accounts, advisory engagements and any related business relationships (and, in each case, the investments made pursuant thereto) on an ongoing basis in accordance with the terms agreed between a Notice Recipient and SSG, SPW, SIRA, SRE, SPD, or SPD AG, as applicable;
•
to provide user and technical support;
•
to carry out statistical analysis and market research; and
•
to comply with legal and regulatory obligations applicable to the Notice Recipient, StepStone or its managed or advised funds, separately managed accounts, advisory engagements or any related business relationship with the Notice Recipient from time to time, including applicable anti-money laundering and counter terrorist financing legislation, investor qualification legislation and tax legislation.

To understand our practices regarding information that is collected automatically from visitors to our website, please review our Cookie Consent Policy.

We only use personal information in connection with StepStone’s legitimate business interests and accordingly Notice Recipients’ specific consent is not required.

Job Applicants

If you apply for a job with us, we will collect additional information in connection with your application. This may include:

•
Name and contact information;
•
Username and password;
•
Work authorization status;
•
Resume, CV, cover letter, work experience, and education information;
•
Skills;
•
Professional and work-related licenses, permits, and certifications held;
•
Reference-related information; and
•
Any other information that is publicly available or that you elect to provide to us.

Such information may be collected from you directly, from your references, from your prior employers, or from your places of education. We will only use this information to evaluate your candidacy, including by processing your application, assessing your qualifications, corresponding with you, and complying with legal obligations.

Disclosure of Personal Information to Affiliates

StepStone generally may share all of a Notice Recipient’s personal information with StepStone’s affiliates, provided that such affiliates will be obligated to keep such personal information confidential to the same extent as StepStone. StepStone shares information with its affiliates in order to serve its Notice Recipients better, including for business continuity purposes. If a Notice Recipient prefers that StepStone not disclose personal information about such Notice Recipient to its affiliates, such Notice Recipient may opt out of those general disclosures; that is, such Notice Recipient may direct StepStone not to make such disclosures (other than disclosures permitted or required by applicable law or otherwise permitted by StepStone’s privacy policy). However, notwithstanding any such opt-out, StepStone will be permitted to disclose personal information to its affiliates to the extent necessary or appropriate for such affiliates to perform services for the benefit of the Notice Recipient.

Disclosure of Personal Information to Non-Affiliates

StepStone does not sell, share, or market a Notice Recipient’s personal information to nonaffiliated third parties. StepStone’s intent is to respect the Notice Recipients’ expectations that their personal information will be kept confidential. However, in order to serve the Notice Recipients better, StepStone will disclose personal information to nonaffiliated third parties (including service providers to StepStone) to the extent necessary or appropriate for such third parties to perform services for the benefit of the Notice Recipient. In addition, StepStone only shares personal information with unaffiliated third parties if StepStone believes that such personal information will be kept confidential by such third parties after such disclosure, and that the third parties will use the personal information only for the purposes identified by contract between StepStone and the nonaffiliated third party.

StepStone may also disclose information:

•
In connection with any merger, sale of stock or assets, financing, acquisition, divestiture, or dissolution of all or a portion of our business; and
•
If we believe that disclosure is reasonably necessary to: (a) comply with any applicable law, regulation, legal process or governmental request; (b) enforce or comply with our Terms of Use or other applicable agreements or policies, (c) protect our rights or property, or the security or integrity of our services, or (d) protect us, users of our services or the public from harm or potentially prohibited or illegal activities.

Except as required by applicable law and described in this privacy notice, StepStone will not share any other personal information about a Notice Recipient with its affiliates or nonaffiliated third parties.

Personal Information of Former Investors and Prospective Clients

This Notice and StepStone’s policy regarding treatment of personal information of Notice Recipients also apply to former clients, business prospects, potential clients and current and former employees.

Disclosure of Personal Information outside the EEA (Excluding Switzerland)

Personal information may be transferred to countries which may not have the same or equivalent data protection laws as that required under EEA data protection legislation. Any such transfer will be made in compliance with applicable data protection legislation, and appropriate measures are in place to facilitate this, such as entering into Model Contractual Clauses (as published by the European Commission). For more information on the means of transfer of data or a copy of the relevant safeguards, please contact us at privacy@stepstonegroup.com.

Pursuant to EEA data protection legislation, investors have the right to object to processing of personal information and a number of other rights which may be exercised in certain circumstances, i.e.:

•
the right of access to personal information held;
•
the right to amend and rectify any inaccuracies in personal information held;
•
the right to erase personal information held;
•
the right to data portability of personal information held; and
•
the right to request restriction of the processing of personal information.

These rights will be exercisable, subject to limitations as provided for in EEA data protection legislation. Any Notice Recipient may make a request to StepStone to exercise these rights by contacting us at privacy@stepstonegroup.com.

Rights for California Residents

The California Consumer Privacy Act of 2018, California Civil Code Sections 1798.100 et seq. (CCPA) additionally affords data protection rights to persons who are California residents. California residents, please see our California Consumer Privacy Act Disclosures here.

Rights for Swiss and Australian Residents

Personal information may be transmitted to StepStone’s affiliates and non-affiliates outside of Switzerland or Australia (as described in the sections on disclosure above). The countries in which personal information may be transmitted are the following: Australia; Brazil; Canada; Chile; China; Germany; Ireland; Italy; Japan; Kingdom of Saudi Arabia; Korea; Luxembourg; Malaysia; Mexico; Netherlands; Singapore; Spain; Switzerland; the United States; United Arab Emirates; and the United Kingdom. Any such transfers will be made in compliance with applicable data protection legislation, and appropriate measures are in place to facilitate this, such as entering into a data transfer agreement or Model Contractual Clauses (as published by the European Commission and for Switzerland with the Swiss Addendum).

Pursuant to Australian privacy legislation, a Notice Recipient has the right of access to personal information held and the right to amend and rectify any inaccuracies in personal information held.

These rights will be exercisable, subject to limitations as provided for in Australian privacy legislation. Any Notice Recipient may make a request to StepStone to exercise these rights by contacting us at privacy@stepstonegroup.com.

Retention of Personal Information

Please note that personal information may be retained by StepStone for the duration of a Notice Recipient’s investment or engagement with StepStone, and afterwards in accordance with StepStone’s legal and regulatory obligations and policies.

Links to Other Sites

Our websites may contain links to other sites. Please be aware that we are not responsible for the content or privacy practices of such other sites. We encourage our users to be aware when they leave our site and to read the privacy statements of any other linked sites that collect personal information.

Contact Us

For queries, requests, complaints or comments in respect of this Notice, or the way in which StepStone uses personal information, or if you need to access the policy in an alternative format due to a disability, please contact us at privacy@stepstonegroup.com, fill out our Contact Us form available on our website, or call +1-888-995-0350. StepStone will verify your identity using at least two data points and try to respond to you as soon as possible. You may also authorize an agent to submit a request on your behalf, so long as you provide the authorized agent written permission to request on your behalf, and your authorized agent is able to verify their identity with us.

Note that Notice Recipients have the right to lodge a complaint with the appropriate regulator.

Changes to Privacy Policy

StepStone may modify its privacy policy at any time. If we make any changes to this Privacy Policy, we will provide notice of such changes, as appropriate (e.g., on our website or by an email notification to the address you have provided). For administrative changes, we may provide indication in our Privacy Policy by updating the “Last Updated” date at the top of this Policy.

Investors should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, investors should not rely upon such information or representations. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell to, or a solicitation of an offer to buy from, any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth below. Investors should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

Preliminary Statement of Additional Information

Dated November 9, 2026

Subject to Completion

STEPSTONE PRIVATE CREDIT RETIREMENT STRATEGY

Class I Shares

Class Y Shares

[ ], 2027

STATEMENT OF ADDITIONAL INFORMATION

128 S Tryon St., Suite 1600

Charlotte, NC 28202

(704) 215-4300

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (“Prospectus”) of StepStone Private Credit Retirement Strategy (the “Fund”) dated [    ], 2027, as may be supplemented from time to time. A copy of the Prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

INVESTMENT POLICIES AND PRACTICES

The Fund is a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on October 28, 2026. The Fund currently offers two classes of shares of beneficial interest designated as Class I (“Class I Shares”) and Class Y (“Class Y Shares”) . The Fund’s investment strategy involves investments in private credit investments (“Private Credit Investments”), which the Fund defines to consist primarily of the following:

(1) privately originated and negotiated Loans to U.S. and international private companies by a non-bank lender (for example, traditional direct lenders include asset management firms (on behalf of their investors), insurance companies, BDCs and specialty finance companies) primarily including (a) first lien senior secured and unitranche loans, (b) second lien, unsecured, subordinated or mezzanine loans and structured credit, as well as broadly syndicated loans, club deals (generally investments made by a small group of investment firms), and (c) other Loans;

(2) investments in bank Loans to U.S. and international private companies, including securities representing ownership or participation in a pool of such Loans; and

(3) notes or other pass-through obligations representing the right to receive the principal and interest payments on direct Loans to U.S. and international private companies (or fractional portions thereof).

Under normal circumstances, the Fund will invest at least 80% of its total assets (net assets plus borrowings for investment purposes) in Private Credit Investments. The Fund expects to hold a significant portion of its Private Credit Investments indirectly, including through (i) Investment Funds managed by unaffiliated third-party managers, (ii) the debt and equity tranches of securitization vehicles, including CLOs, (iii) registered closed-end funds (including interval funds and tender offer funds) and BDCs, (iv) loan participations and (v) JVs. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Investment Funds or special purpose vehicles controlled by unaffiliated general partners that will acquire Private Credit Investments, in each case that the Fund reasonably expects to be called in the future, as qualifying Private Credit Investments for purposes of its 80% policy.

StepStone Group Private Wealth LLC serves as the Fund’s investment adviser (“StepStone Private Wealth”, “SPW” or the “Adviser”), and StepStone Private Debt LLC serves as the Fund’s investment sub-adviser (“StepStone Private Debt” or the “Sub-Adviser,”) SGEAIL serves as the Fund’s sub-sub-adviser (“SGEAIL” or the “Sub-Sub-Adviser” and together with the Adviser and the Sub-Adviser, the “Advisers”). The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. As defined by the 1940 Act, as amended (the “1940 Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Fund’s Shareholders duly called, (a) of 66-2/3% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

(1) invest 25% or more of the value of its total assets in the securities, other than U.S. Government securities, of issuers engaged in any single industry or group of industries (for purposes of this restriction, the Fund’s investments in Private Market Assets are not deemed to be investments in a single industry). To the extent that the Fund’s investments in Private Credit investments are investments in a single industry, such investments will comply with this restriction;

(2) borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33- 1/3% of the value of the Fund’s total assets);

(3) issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets);

3

(4) underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities;

(5) make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes debt investments in accordance with its stated investment strategies; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 331/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law; or

(6) purchase or sell commodities or commodity contracts, except that it may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indices, swaps and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

With respect to the fundamental policy relating to the concentration of investments set forth in (1) above, the Fund will consider the investments held by investment vehicles, to the extent the Fund has access to such information, in determining whether its investments are concentrated in any particular industry or group of industries.

Other Fundamental Policies

The Fund may invest in real estate or interests in real estate, securities that are secured by or represent interests in real estate (e.g., mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities or investing in companies engages in the real estate business or that has a significant portion of their assets in real estate (including real estate investment trusts).

With respect to these investment restrictions and other policies described in this SAI or the Prospectus (except the Fund’s policy on borrowings set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and transactions of Private Market Assets in which assets of the Fund are invested.

Other Risks

The following disclosure supplements the disclosure set forth under the caption “Risk Factors” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Prospective investors must refer also to “Risk Factors” in the Prospectus for a complete presentation of the matters disclosed below.

Substantial Fees and Expenses. The Fund will allocate to multiple Investment Funds. A Shareholder in the Fund that meets the eligibility conditions imposed by one or more Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could potentially invest directly in primaries of such Investment Funds. By investing in the Investment Funds through the Fund, a Shareholder in the Fund will bear a portion of the Management Fee and other expenses of the Fund. A Shareholder in the Fund will also indirectly bear a portion of the asset-based management fees, carried interests or incentive allocations (which are a share of an Investment Fund’s returns which are paid to the investment manager) and fees and expenses borne by the Fund as an investor in the Investment Funds. Although not part of the Fund’s primary strategy, to the extent that the Fund invests in an investment Fund that is itself a “fund of funds,” the Fund will bear a third layer of fees. These layered fees may result in higher Fund fees and expenses than if the Fund invested in other types of securities. Each investment manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Fund generally. As a result, an Investment Fund with positive performance may receive compensation from the Fund, even if the Fund’s overall returns are negative.

Incentive Allocation Arrangements. Investment managers of an Investment Fund may receive a performance fee, carried interest or incentive allocation generally equal up to 20% of the net profits earned by the Investment Fund that it manages, typically subject to a preferred return. These performance incentives may create an incentive for the investment managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest, or incentive allocation.

Control Positions. Private Market Assets may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position,

4

may itself subject the Private Market Assets to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adversely to the Private Market Asset, the Fund likely would suffer losses on its investments.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Shareholders should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund may invest. Possession of that information may limit the ability of the Fund to buy or sell securities of the entity.

Recourse to the Fund’s Assets. The Fund’s assets, including any investments the Fund may make and any interest in the Private Market Assets held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects. The Fund may repurchase Shares held by a Shareholder or other person acquiring Shares from or through a Shareholder, if:

•
the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Shareholder or with the consent of the Fund;
•
ownership of the Shares by the Shareholder or other person likely will cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;
•
continued ownership of the Shares by the Shareholder or other person may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Advisers or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;
•
any of the representations and warranties made by the Shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true;
•
the Shareholder is subject to special regulatory or compliance requirements, such as those imposed by the U.S. Bank Holding Company Act of 1956, as amended, certain Federal Communications Commission regulations, or ERISA (as hereinafter defined) (collectively, “Special Laws or Regulations”), and the Fund determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold the Shares; or
•
the Fund, the Adviser or the Board of Trustees determine that the repurchase of the Shares would be in the best interest of the Fund.

The effect of these provisions may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return.

Limitations on Transfer; Shares Not Listed; No Market for Class I or Class Y Shares. The transferability of Shares is subject to certain restrictions contained in the Fund’s Agreement and Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any national securities exchange or other market. No market currently exists for Class I or Class Y Shares, and the Fund contemplates that one will not develop. The Shares are, therefore, not readily marketable.The Advisers intend to recommend to the Board of Trustees that the Fund repurchase, on a quarterly basis, a percentage of the Shares outstanding as of, and based on the net asset value per Share typically calculated as of, each March 15, June 15, September 15 and December 15 of each year. The Fund's first repurchase period is expected to occur in September 2027. Although the Adviser and the Fund expect to recommend to the Board of Trustees that the Fund offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so. Consequently, Class I Shares and Class Y Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Closed-end Fund; Liquidity Risks. The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.

5

Repurchase Risks. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. With respect to any future tender offer, Shareholders tendering any Shares for repurchase must do so by a date specified in the notice describing the terms of the tender offer (the “Notice Date”). The Notice Date generally will be approximately 35 days prior to the date as of which the Shares to be repurchased are valued by the Fund (the “Valuation Date”). Tenders will be revocable upon written notice to the Fund until approximately 25 days prior to the Valuation Date (“Tender Withdrawal Date”). Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased until the Fund’s NAV as of the Valuation Date is able to be determined, which determination is expected to be able to be made in the month following that of the Valuation Date. It is possible that during the time period between the Notice Date and the Valuation Date, general economic and market conditions, or specific events affecting one or more underlying Private Market Assets, could cause a decline in the value of Shares in the Fund. Moreover, because the Notice Date and the Tender Withdrawal Date will be substantially in advance of the Valuation Date, Shareholders who tender Shares of the Fund for repurchase will receive their repurchase proceeds well after the Notice Date and will not know the amount of such proceeds prior to making a decision to tender. In no case will the Fund make full payment of all consideration offered in the tender offer later than sixty-five (65) days after the last day that Shares may be tendered pursuant to the tender offer.

Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for tender offers and submit repurchase requests accordingly. In addition, the Fund’s investments in Private Market Assets are subject to lengthy lock-up periods where the Fund will not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to NAV and which may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions, and the Fund may require and be unable to obtain the consents to transfer that may be required from Investment Managers, the issuers of a direct investment, or other investors in a direct investment needed to effect such transactions. Such parties may have no incentive to grant such consents. The Fund may need to suspend or postpone tender offers if it is not able to dispose of its interests in Private Market Assets in a timely manner. See “Repurchases and Transfers of Shares.”

Substantial Repurchases. Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

The level of Shareholder participation in the Fund’s tender offers may increase as a result of events that are unrelated to the Fund’s investment performance or operations. Due to the Adviser’s affiliation with a publicly traded parent company, short sellers or other market participants may from time to time publish reports, commentary or other materials regarding the Adviser’s parent company and its affiliates. Such reports or commentary may create negative market sentiment with respect to the parent company’s publicly traded securities and could cause Shareholders to seek to tender their Shares at levels higher than the Fund would otherwise anticipate.

To the extent the Fund obtains repurchase proceeds by disposing of its interest in certain Private Market Assets, the Fund will thereafter hold a larger proportion of its assets in the remaining Private Market Assets, some of whose interests at times may be less liquid or illiquid. This could adversely affect the ability of the Fund to fund subsequent repurchase requests of Shareholders or to conduct future repurchases at all. In addition, after giving effect to such dispositions, the remaining Private Market Assets may not reflect the Advisers’ ideal judgments as to the desired portfolio composition of the Fund’s Private Market Assets, in that the Fund’s performance may be tied to the performance of fewer Private Market Assets and/or may not reflect the Advisers’ judgment as to the Fund’s optimal exposure to particular asset classes or investment strategies. These consequences may be particularly applicable if the Fund received requests to repurchase substantial amounts of Shares and may have a material adverse effect on the Fund’s ability to achieve its investment objectives and the value of the Shares. In addition, substantial repurchases of Shares could result in a sizeable decrease in the Fund’s net assets, resulting in an increase in the Fund’s total annual operating expense ratio.

Special Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund intends to satisfy the requirements each taxable year necessary to qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from the Investment Funds in which the Fund is invested. However, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and

6

otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest. Furthermore, although the Fund expects to receive information from each investment manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If before the end of any quarter of its taxable year, the Fund believes that it may fail any of the asset diversification requirements, the Fund may seek to take certain actions to avert such a failure. However, certain actions typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the diversification discrepancy) may be difficult for the Fund to pursue because the Fund may be unable to liquidate its interest in Private Credit investments promptly. While the Code ordinarily affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to liquidate a specific asset may limit utilization of this cure period.

If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) to Shareholders would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.

Additional Tax Considerations; Distributions to Shareholders and Potential Fund-Level Tax Liabilities. The Fund expects to distribute substantially all of its investment company taxable income and net capital gains to Shareholders. These distributions are respectively characterized as ordinary dividend income or long-term capital gain when distributed as dividends for U.S. federal income tax purposes to Shareholders. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Tax Aspects” below for more information. If the Fund distributes (or is deemed to have distributed) in respect of any calendar year less than an amount at least equal to the sum of 98% of its calendar year ordinary income (taking into account certain deferrals and elections), 98.2% of its capital gain net income (determined on the basis of a one-year period ended on October 31 of such calendar year, and adjusted for certain ordinary losses), plus any such amounts that were not distributed in previous calendar years, then the Fund will generally be subject to a nondeductible 4% excise tax with respect to the Fund’s undistributed amounts. The Fund will not be subject to this excise tax on any amount which the Fund incurred an entity-level U.S. federal income tax.

For U.S. federal income tax purposes, the Fund is required to recognize taxable income (such as deferred interest that is accrued as original issue discount) in some circumstances in which the Fund does not receive a corresponding payment in cash and to make distributions with respect to such income to maintain its qualification as a RIC. Under such circumstances, the Fund may have difficulty meeting the annual distribution requirement necessary to maintain its qualification as a RIC. As a result, the Fund may have to sell some of its investments at times and/or at prices that the Advisers would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify as a RIC and thus become subject to corporate-level income tax.

In addition, the Fund may invest in Investment Funds located outside of the U.S. or other non-U.S. portfolio company or entities which may be considered passive foreign investment companies (“PFICs”) or controlled foreign corporations (“CFCs”) for U.S. federal income tax purposes. As a result, the Fund may, in a particular taxable year, be required to make ordinary income distributions in excess of the net economic income from such investments with respect to such taxable year. Under applicable final Treasury regulations, certain income derived by the Fund from a CFC or a PFIC with respect to which the Fund has made a qualified electing fund (“QEF”) election would generally constitute qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC to the extent the CFC or the PFIC makes distributions of that income to the Fund or the included income is derived with respect to the Fund’s business of investing in stocks and securities. As such, the Fund may be restricted in its ability to make QEF elections with respect to the Fund’s holdings in Investment Funds and other issuers that could be treated as PFICs or implement certain restrictions with the respect to any Investment Funds or other issuers that could be treated as CFCs in order to limit the Fund’s tax liability or maximize the Fund’s after-tax return from these investments. Moreover, income or gain from such Investment Funds or other entities may be subject to non-U.S. withholding or other taxes. Any such withholding or other taxes would reduce the return on the Fund’s investment in such Investment Funds and thus on the Shareholders’ investment in the Fund. See “Tax Aspects.”

Lack of Financial Reporting Related to Non-U.S. Investments; Adverse Non-U.S. Taxes. The Fund may invest indirectly through Investment Funds in non-U.S. entities. Because non-U.S. entities are not subject to uniform reporting standards, practices and disclosure comparable with those applicable to U.S. companies, there may be different types of, and

7

lower quality, information available about non-U.S. companies. In particular, the assets and profits appearing on the financial statements of a company may not reflect its financial position or results of operation in the way they would be reflected had such financial statements been prepared in accordance with the U.S. generally accepted accounting principles. This limitation may be particularly true for private equity investments, where there may be little or no publicly available information about private companies. In addition, financial data related to non-U.S. investments may be affected by both inflation and local accounting standards and may not accurately reflect the real condition of companies and securities markets. Moreover, the Fund and its Shareholders may be subject to tax, reporting and other filing obligations in non-U.S. jurisdictions in which non-U.S. companies reside or operate.

Regulatory Change. Legal and regulatory changes could occur during the term of the Fund, which may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities, derivatives and futures markets and investment funds such as the Fund has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended (the “Dodd-Frank Act”), was signed into law in July 2010. The Dodd-Frank Act contains changes to the existing regulatory structure in the United States and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses. The Dodd-Frank Act requires additional regulation of private equity fund managers, including requirements for such managers to register as investment advisers under the Advisers Act, and to disclose various information to regulators about the positions, counterparties and other exposures of the private equity funds managed by such managers.

The Dodd-Frank Act significantly alters the regulation of commodity interests and comprehensively regulates the OTC derivatives markets for the first time in the U.S. Provisions in the new law include: new registration requirements with the SEC and/or the CFTC, recordkeeping, capital, and margin requirements for “swap dealers” and “major swap participants” as determined by the new law and applicable regulations, and the requirement that certain standardized OTC derivatives, such as interest rate swaps, be executed in regulated markets and submitted for clearing through regulated clearinghouses. OTC derivatives transactions traded through clearinghouses will be subject to margin requirements set by clearinghouses and possibly to additional requirements set by the SEC and/or the CFTC. Regulators also have discretion to set margin requirements for OTC derivative transactions that do not take place through clearinghouses. OTC derivatives dealers will be required to post margin to the clearinghouses through which they clear their customer trades instead of using such margin in their operations as they are currently permitted to do. This will increase the dealers’ costs and may be passed through to other market participants, such as an Investment Fund, in the form of higher fees or spreads and less favorable dealer valuations.

The CFTC, along with the SEC and other U.S. federal regulators, has been tasked with developing the rules and regulations enacting the provisions noted above. The Dodd-Frank Act and the rules already promulgated or to be promulgated thereunder may negatively impact the ability of an Investment Fund and, in turn, the Fund, to meet its investment objectives either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on an Investment Fund or its counterparties may impact an Investment Fund’s ability to invest in a manner that most efficiently meets its investment objectives, and new requirements, including capital and mandatory clearing, may increase the cost of the Investment Fund’s investments and doing business.

The effect of the Dodd-Frank Act or other regulatory change on the Fund and/or Investment Funds, while impossible to predict, could be substantial and adverse. In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions may be promulgated at any time. Such restrictions may adversely affect the returns of Investment Funds that utilize short selling. Certain tax risks associated with an investment in the Fund are discussed in “Tax Aspects.”

The Adviser has claimed an exemption from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), with respect to the Fund. Therefore, neither the Fund nor the Adviser (with respect to the Fund) is subject to registration or regulation as a commodity pool or CPO, respectively, under the CEA. If the exemption no longer applies, to the extent the Adviser is not otherwise eligible to claim an exclusion from regulation by the CFTC with respect to the Fund, the Adviser will operate the Fund subject to CFTC regulation. If the Adviser and the Fund become subject to CFTC regulation, as well as related National Futures Association rules, the Fund may incur additional compliance and other expenses.

The impact of changes in legislation, if any, on shareholders, the Fund, and the entities through which the Fund invests is uncertain. Prospective investors are urged to consult their tax advisors regarding an investment in the Fund.

8

Regulation of Derivatives. Under Rule 18f-4 under the 1940 Act, the Fund is required to trade derivatives and other transactions that potentially create senior securities (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain other testing and derivatives risk management program requirements and requirements related to board reporting. These requirements apply unless the Fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4. Reverse repurchase agreements and similar financing transactions continue to be subject to the asset coverage requirements, and a fund trading reverse repurchase agreements needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio (unless the fund treats such agreements and transactions as derivatives for all purposes under the rule). Reverse repurchase agreements and similar financing transactions will not be included in the calculation of whether the Fund is a limited derivatives user (unless the Fund determines to treat such agreements and transactions as “derivative transactions” for all purposes under the rule), but if the Fund is subject to the VaR testing, reverse repurchase agreements and similar financing transactions will be included for purposes of such testing. In addition, under Rule 18f-4, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a nonstandard settlement cycle, and the transaction will be deemed not to involve a “senior security,” provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date). The Fund may otherwise engage in such transactions that do not meet these conditions so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with Rule 18f-4. Furthermore, under Rule 18f-4, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the limits on borrowings as described in the “Investment Program—Leverage” section in the Prospectus, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. The requirements of Rule 18f-4 may limit the Fund’s ability to use derivatives and reverse repurchase agreements and similar financing transactions as part of the Fund’s investment strategies.

Indemnification of Investment Funds, Investment Managers and Others. The Fund may agree to indemnify certain of the Private Market Assets and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Private Market Assets. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected. Indemnification of sellers of secondaries may be required as a condition to purchasing such securities.

Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one registered investment company. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and exchange-traded funds, and in BDCs in excess of the statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the Investment Fund. Accordingly, if the Fund serves as an “Investment Fund” to another investment company, the Fund’s ability to invest in other investment companies, private funds and other investment vehicles may be limited and, under these circumstances, the Fund’s investments in other investment companies, private funds and other investment vehicles will be consistent with applicable law and/or exemptive relief obtained from the SEC. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

Limited Operating History of Fund Investments. Many of our Private Market Assets may have limited operating histories, and the information the Fund will obtain about such investments may be limited. As such, the ability of the Advisers to evaluate past performance or to validate the investment strategies of such Investment Funds will be limited.

Limitations on Performance Information. Performance of Private Market Assets are difficult to measure and therefore such measurements may not be as reliable as performance information for other investment products because, among other things: (i) there is often no market for underlying investments, (ii) Private Market Assets take years to achieve a realization event and are difficult to value before realization, (iii) Private Market Assets are made over time as capital is drawn down from investments, (iv) the performance record of Fund Investments are not established until the final distributions are made, which may be 10-12 years or longer after the initial closing and (v) industry performance information for Fund Investments may be skewed upwards due to survivor bias lack of reporting by underperforming managers.

9

Reverse Repurchase Agreements. Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund’s simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Investment Fund’s investment portfolio. Rule 18f-4 under the 1940 Act permits the Fund to enter into reverse repurchase agreements and similar financing transactions notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund either (i) complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as derivatives transactions under Rule 18f-4. See “Investment Policies, Practices and Risks—Other Risks—Regulation of Derivatives” above.

Dilution. The Fund may accept additional subscriptions for Shares as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Shareholders in the Fund’s investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent investments underperform the prior investments.

REPURCHASES AND TRANSFERS OF SHARES

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund. Liquidity in assets that are not publicly traded is a rapidly evolving area, and the Fund may seek to create opportunities for Shareholders to achieve liquidity through any secondary market, listing service or similar mechanism that may become available.

Repurchase of Shares

The Advisers intend to seek the Board’s approval for a quarterly share repurchase program where the aggregate repurchases of Shares will be up to 2.50% of the Fund’s outstanding Shares per quarter. Each tender offer would be made and Shareholders would be notified in accordance with the requirements of the Exchange Act and the 1940 Act, either by publication or mailing or both. The tender offer documents will describe the terms of the offer and contain information Shareholders should consider in deciding whether to participate in the repurchase opportunity, information on how to participate and such other information prescribed by such laws and the rules and regulations promulgated thereunder. The repurchase of tendered shares of Shares by the Fund is a taxable event to Shareholders. See “Tax Aspects.”

The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and all Shareholders. In determining whether to accept a recommendation to conduct a tender offer at any such time, the Board of Trustees will consider the following factors, among others:

•
whether any Shareholders have requested to tender Shares to the Fund;
•
the liquidity of the Fund’s assets (including fees and costs associated with redeeming or otherwise withdrawing from its assets);
•
the investment plans and working capital and reserve requirements of the Fund;
•
the relative economies of scale of the tenders with respect to the size of the Fund;
•
the history of the Fund in repurchasing Shares;
•
the availability of information as to the value of the underlying assets;
•
the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;
•
any anticipated tax consequences to the Fund of any proposed repurchases of Shares; and
•
the recommendations of the Adviser.

10

Repurchases of Shares from Shareholders by the Fund will be paid in cash as described in the Fund’s periodic tender offers sent to Shareholders. Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (1) cash, (2) liquid securities or (3) interests in assets that the Fund has requested be redeemed (or any combination of them), in an amount equal to the aggregate estimated unpaid dollar amount of Shares accepted for repurchase.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Advisers would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment related expenses as a result of higher portfolio turnover rates. The Advisers intend to take measures, subject to policies as may be established by the Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

In the event that the Advisers or any of their affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any tender offer made by the Fund. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for tender offers and submit repurchase requests accordingly.

Mandatory Repurchases

A Shareholder tendering for repurchase only a portion of the Shareholder’s Shares will be required to maintain an account balance of at least $[10,000] after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder’s account balance to fall below the required minimum, the Fund reserves the right to repurchase all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. This right of the Fund to repurchase Shares compulsorily may be a factor which Shareholders may wish to consider when determining the extent of any tender for purchase by a Fund.

The Fund may also repurchase Shares of a Shareholder without consent or other action by the Shareholder or other person if the Fund determines that:

•
the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder or with the consent of the Fund, as described below;
•
ownership of Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;
•
continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;
•
any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;
•
the Shareholder is subject to special regulatory or compliance requirements, such as those imposed by the U.S. Bank Holding Company Act of 1956, as amended, certain Federal Communications Commission regulations, or ERISA (as hereinafter defined) (collectively, “Special Laws or Regulations”), and the Fund determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares; or
•
it would be in the best interests of the Fund for the Fund to repurchase the Shares.

Transfers of Shares

Shares may be transferred only:

•
by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder; or
•
under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

11

The Fund generally will not consent to a transfer of Shares by a Shareholder unless (i) the transferring Shareholder has been a Shareholder for at least six months, (ii) the transfer is to a transferee who represents that it is an Eligible Investor and (iii) after a partial transfer, the value of the Shares held in the account of each of the transferee and transferor would be at least equal to the amount of the applicable minimum initial investment in the Fund. A Shareholder transferring Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

In subscribing for Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Advisers, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

MANAGEMENT OF THE FUND

The Trustees supervise the Fund’s affairs under the laws governing statutory trusts in the State of Delaware. The Trustees have approved the contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.

Trustees and Officers

The Board of the Fund consists of five Trustees. Three Trustees have no affiliation or business connection with the Advisers or any of their affiliated persons and do not own any stock or other securities issued by the Advisers. These are the “non-interested” or “Independent Trustees.” The other two Trustees (the “Interested Trustees”) are affiliated with the Advisers. The biographies of each Trustee are described below.

Board Structure and Oversight Function

The Board’s leadership structure features a “Chairperson” and the “Board Committees” described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and Shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund’s activities and associated risks. The Board of Trustees has established three standing committees: the “Audit Committee,” the “Nominating and Governance Committee” and the “Independent Trustees Committee.” The Audit Committee, the Nominating and Governance Committee, and the Independent Trustees Committee are comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee’s responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under “Independent Trustees and the Committees.”

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Fund’s affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate parties, including but not limited to the Fund’s Chief Compliance Officer, members of the Fund’s administration and accounting teams, representatives from the Fund’s independent registered public accounting firm, the Fund’s Treasurer and portfolio management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund’s activities and related risks to the Board of Trustees and the committees, as appropriate. These reports include, among others, quarterly performance reports and risk reports and discussions with members of the risk teams relating to each asset class. The Board’s committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on the Fund and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Trustees regarding material exceptions and items relevant to the Board’s risk oversight function.

12

The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risks) to achieve its investment objective.

As needed between meetings of the Board, the Board, or a specific committee, receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund’s operations and related risks.

Independent Trustees

The Fund seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of Shareholders. Information about the Fund’s committees is provided below under “Independent Trustees and the Committees.”

The Independent Trustees of the Fund, their birth years, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the “Fund Complex” (defined below) currently overseen by each Independent Trustee and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Advisers and any registered funds that have an adviser that is an affiliate of the Advisers.

Name, Address*** and Birth Year	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**
Independent Trustees

Terry Prather Birth Year: 1955	Trustee	Indefinite Length- Since Inception	Chief Operating Officer, LIFT Orlando (community development organization) (2016-2023)	6	None

Tracy Schmidt Birth Year: 1957	Trustee	Indefinite Length- Since Inception	Founder, Morning Star Advisory, LLC (consulting and advisory services) (since 2018)	6	None

Ron Sturzenegger Birth Year: 1960	Trustee	Indefinite Length- Since Inception	None	6	Director KBS Real Estate Investment Trust II, Inc. (since 2019), and KBS Real Estate Investment Trust III, Inc. (since 2019)

* Each Trustee serves an indefinite term, until his or her successor is elected.

** This includes any directorships at public companies and registered investment companies held by the Trustee over the past five years.

*** The address of each Trustee and Officer is c/o StepStone Group Private Wealth LLC, 128 S Tryon St., Suite 1600 Charlotte, NC 28202.

13

The Interested Trustees, who are affiliated with the Advisers or affiliates of the Advisers (as set forth below) and their birth years, addresses, positions held, length of time served, principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Interested Trustee and the other directorships, if any, held by each Interested Trustees, are shown below.

Name, Address*** and Birth Year	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**
Interested Trustees

Tom Sittema Birth Year: 1958	Chairperson of the Board of Trustees	Indefinite Length- Since Inception	Executive Chairman, StepStone Group Private Wealth LLC (Since 2020); Managing Director, RiverBridge Capital (Since 2018)	6	None

Bob Long Birth Year: 1962	Trustee	Indefinite Length- Since Inception	CEO, StepStone Group Private Wealth LLC (Since 2019)	6	None

* Each Trustee serves an indefinite term, until his or her successor is elected.

** This includes any directorships at public companies and registered investment companies held by the Trustee over the past five years.

*** The address of each Trustee and Officer is c/o StepStone Group Private Wealth LLC, 128 S Tryon St., Suite 1600 Charlotte, NC 28202.

The executive officers of the Fund, their birth years, addresses, positions held, lengths of time served and their principal business occupations during the past five years are shown below.

Name, Address** and Birth Year	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Brett Schlemovitz Birth Year: [ ]	Principal Executive Officer and President	Indefinite Length- Since Inception	[ ]

Joseph Cambareri Birth Year: [ ]	Principal Financial Officer and Treasurer	Indefinite Length – Since Inception	[ ]

Matthew Fleischer Birth Year: [ ]	Chief Compliance Officer	Indefinite Length – Since Inception	[ ]

Dean Caruvana Birth Year: 1988	Secretary	Indefinite Length – Since Inception	General Counsel, StepStone Group Private Wealth LLC (Since 2023); Principal, Blue Owl Capital (2022-2023); Vice President, BlackRock (2018-2022)

Kimberly Zeitvogel Birth Year: 1971	VicePresident	Indefinite Length – Inception	Head of SPW Fund Accounting, StepStone Group Private Wealth LLC (since 2026); Partner, StepStone Group Private Wealth LLC (Since 2020)

* Each officer serves an indefinite term, until his or her successor is elected.

** The address of each Trustee and Officer is c/o StepStone Group Private Wealth LLC, 128 S Tryon St., Suite 1600 Charlotte, NC 28202.

14

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Advisers) as of [ ], is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)(2)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)(2)(3)
Independent:
Terry Prather	None	[None]
Tracy Schmidt	None	[Over $100,000]
Ron Sturzenegger	None	[Over $100,000]

Interested:
Tom Sittema	None	[Over $100,000]
Bob Long	None	[Over $100,000]

(1)
Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000 or Over $100,000.
(2)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
(3)
The Family of Investment Companies is defined as any two or more registered investment companies that (a) share the same investment adviser or principal underwriter; and (b) hold themselves out to investors as related companies for purposes of investment and investor services.

As of [ ], with respect to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of [ ], all Trustees and Officers of the Fund, as a group, owned less than 1% of the outstanding Shares of the Fund.

Independent Trustees and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has three committees: the Audit Committee, the Nominating and Governance Committee, and the Independent Trustees Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing fund performance; overseeing on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

The Board of Trustees has a separately-designated standing Audit Committee. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

15

The members of the Audit Committee of the Fund are Terry Prather, Tracy Schmidt and Ron Sturzenegger. None of the members of the Fund’s Audit Committee is an “interested person,” as defined under the 1940 Act, of the Fund (with such disinterested Trustees being “Independent Trustees” or individually, “Independent Trustee”). Each Independent Trustee is also “independent” from the Fund under the listing standards of the New York Stock Exchange, Inc. (“NYSE”). The Chairperson of the Audit Committee of the Fund is Tracy Schmidt. The Audit Committee met [ ] during the year ended December 31, 2026.

The Board also has a Nominating and Governance Committee. The members of the Nominating and Governance Committee of the Fund are Terry Prather, Tracy Schmidt and Ron Sturzenegger, each of whom is an Independent Trustee. The Chairperson of the Nominating and Governance Committee is Terry Prather. The Nominating and Governance Committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund’s Independent Trustees as candidates for election as Independent Trustees, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Board and any Board committees and oversees periodic evaluations of the Board and its committees.

The Fund’s Nominating and Governance Committee recommends qualified candidates for nominations as Independent Trustees. Persons recommended by the Fund’s Nominating and Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law or regulation. While the Nominating and Governance Committee expects to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from Shareholders to the Board. Nominations from Shareholders should be in writing and sent to the Nominating and Governance Committee as described below under “Shareholder Communications.” The Nominating and Governance Committee met [ ] during the year ended December 31, 2026.

The Board also has an Independent Trustees Committee. The members of the Independent Trustees Committee of the Fund are Terry Prather, Tracy Schmidt and Ron Sturzenegger, each of whom is an Independent Trustee. The Chairperson of the Independent Trustees Committee is Ron Sturzenegger. The Independent Trustees Committee will review and approve, to the extent required, co-investment transactions entered into by the Fund and affiliated funds in accordance with the terms and conditions of the Fund’s co-investment exemptive relief. The Independent Trustees Committee is responsible for assessing the flow of information between our management and the Board and overseeing the annual approval process of the Advisory Agreement, Sub-Advisory Agreement and the Administration Agreement. The Independent Trustees Committee met [ ] during the year ended December 31, 2026.

Experience, Qualifications and Attributes

The Board has concluded, based on each Trustee’s experience, qualifications and attributes that each Board member should serve as a Trustee. The following is a brief summary of the information that led to and/or supports this conclusion.

Biographies

Terry Prather

Terry Prather is a Trustee of the Fund. Mr. Prather is an experienced executive with focuses in hospitality & tourism industry, community organizations, and community development.

Prior to serving on various boards, Mr. Prather was the Chief Operating Officer of LIFT Orlando, a place-based community development organization that strengthens neighborhoods. Prior to LIFT Orlando, Mr. Prather served as President of SeaWorld Orlando and retired from SeaWorld Parks & Entertainment in 2015. Mr. Prather’s SeaWorld career started in maintenance and water quality for SeaWorld San Antonio in 1988 and served as Vice President of Operations at SeaWorld Orlando in 2010. Earlier in his career, Mr. Prather served as President of Six Flags America in Bowie, Maryland.

Mr. Prather graduated from Morehouse College. Mr. Prather currently serves on various boards including Visit Orlando (Chair), Dr. Phillips Charities (Chair), LIFT Orlando (Advisor), and the Smithsonian National Zoo in Washington, DC.

16

Tracy Schmidt

Tracy Schmidt is a Trustee of the Fund. Mr. Schmidt is a seasoned executive with over 40-years’ experience in investment management, logistics, finance, operations and administration. Mr. Schmidt is the founder of Morning Star Advisory, LLC where he provides advisory and consulting services to multi-generational families and companies primarily in the logistics and supply chain space. Mr. Schmidt is also co- founder and managing partner of Steward CW Holdings, LLC whose focus is to develop and operate a network of automated express car washes.

Prior to founding his current advisory business, Mr. Schmidt served as CNL Financial Group’s Enterprise Chief Financial Officer, Group President of Alternative Investments and Chief Operating Officer, overseeing and providing strategic leadership for the organization’s financial affairs and the alternative investments platform. Before joining CNL Financial Group, Mr. Schmidt served in various roles at FedEx Express including Senior Vice President and Chief Financial Officer. Early in his career, Mr. Schmidt served as a staff auditor at Ernst & Whinney.

Mr. Schmidt graduated from Christian Brothers University. Mr. Schmidt is an advisor, director and chair of the audit committee and member of the risk and executive committees of Gordon Food Service Holdings, Inc., a director of Pinnacle Realty Services, Inc. and a former director of the United States Chamber of Commerce. He also serves as a Senior Advisor to The Over-Haul Group, Inc. Mr. Schmidt is Chair Emeritus and founding chair of the Central Florida Regional Commission on Homelessness.

Ron Sturzenegger

Ron Sturzenegger is a Trustee of the Fund. Mr. Sturzenegger is a financial services executive, primarily focused on real estate related businesses. Most recently, Mr. Sturzenegger held concurrent executive positions overseeing Enterprise Business and Community Engagement and Legacy Asset Servicing at Bank of America. Mr. Sturzenegger also held roles within Bank of America (and legacy firms) as Global Head of Real Estate, Gaming and Lodging Investment Banking and Head of Real Estate Mergers and Acquisitions. Prior to joining Bank of America, Mr. Sturzenegger served in various roles at Morgan Stanley and Bain & Company.

Mr. Sturzenegger graduated from Stanford University and Harvard Business School. Mr. Sturzenegger is an independent director and member of the audit committee and conflicts committee of KBS Real Estate Investment Trust II, Inc. and KBS Real Estate Investment Trust III, Inc. He is a member of the advisory board of the Stanford Professionals in Real Estate.

Shareholder Communications

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Fund’s Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other Shareholder communications received by the Fund not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management, and they will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation

[ ]

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a “Code of Ethics” for the Fund and approved Codes of Ethics adopted by the Adviser and the Sub-Adviser (collectively the “Codes”). The Codes are intended to ensure that the interests of Shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Fund, the Adviser, and the Sub-Adviser (“Access Persons”). Rule 17j-1 under the 1940 Act and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons, including with respect to securities that may be purchased or held by the Fund (which may only be purchased by Access Persons so long as the requirements set forth in the Codes are complied with). Under the Codes, Access Persons are permitted to engage in personal securities transactions, but

17

are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are included as exhibits to the registration statement of which this Statement of Additional Information forms a part. In addition, the Codes are available on the EDGAR Database on the SEC’s website (http://www.sec.gov), and copies of the Codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Advisory, Sub-Advisory and Distribution Agreements

StepStone Group Private Wealth LLC is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser was established in 2019 and is a wholly owned business of StepStone Group LP. The Adviser is an investment platform designed to expand access to the private markets for high net worth investors. The Adviser intends to create innovative solutions for investors by focusing on convenience, efficiency and transparency. The Adviser’s mission is to convert the private market advantages enjoyed by institutional investors into opportunities for individual investors. Please see the Adviser’s website at www.stepstonepw.com for the most up-to-date information.

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement entered into between the Fund and the Adviser (the “Advisory Agreement”). The Adviser is responsible for the overall management of the Fund’s activities. The Adviser is responsible for formulating and updating (as needed) the overall investment strategy of the Fund. The Adviser is also responsible for the structuring and distribution functions for the Fund. In addition, the Adviser is responsible for the operational and governance aspects of the Fund, including the selection and management of the Fund’s service providers and the management of the Fund’s repurchase program and distributions and dividend reinvestment plan. The Adviser is also responsible for the Fund’s SEC and other regulatory reporting obligations. The Adviser is subject to the ultimate supervision of, and any policies established by, the Board of Trustees.

The Adviser or one of its affiliates may charge certain fees in underlying special purpose vehicles in which the Fund may invest. The Adviser has contractually agreed to waive its Management Fee in the amount of any fees charged at the level of a subsidiary of the Fund pursuant to the Subsidiary Fee Offset Waiver Agreement.

The Adviser has contractually agreed to reduce its Management Fee to an annual rate of [ ]% for a term of [ ] from the date the Fund commences operations pursuant to the Management Fee Waiver Agreement. Unless otherwise extended by agreement between the Fund and the Adviser, the Management Fee payable by the Fund after the conclusion of the expiration of the Management Fee Waiver Agreement will be at the annual rate of 1.80%. [The waiver or reduction of the Management Fee under the Subsidiary Fee Offset Waiver Agreement and the Management Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation and Reimbursement Agreement described below.]

StepStone Group Private Debt LLC serves as the Sub-Adviser of the Fund and provides ongoing research, recommendations and portfolio management regarding the Fund’s investment portfolio.

StepStone Private Debt is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, and an affiliate of StepStone Group LP.

SGEAIL serves as the Sub-Sub-Adviser of the Fund and provides ongoing research regarding the Fund’s investment portfolio is and an affiliate of StepStone Group LP.

SGEAIL is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, and an affiliate of StepStone Group LP.

As affiliates of StepStone Group LP, StepStone Private Wealth, StepStone Private Debt, and SGEAIL (together, the “Advisers”) benefit from the organization’s scale and depth across private markets.

StepStone Group LP is a global private markets investment firm focused on providing customized investment solutions and advisory and data services to its clients. StepStone Group LP’s clients include some of the world’s largest public and private defined benefit and defined contribution pension funds, sovereign wealth funds and insurance companies, as well as prominent endowments, foundations, family offices and private wealth clients. StepStone Group LP partners with its clients to develop and build portfolios designed to meet their specific objectives across private infrastructure, private equity, private real estate and private debt asset classes.

18

As of [ ], 2026, StepStone Group LP was responsible for $[ ] billion of “private market allocations” which includes $[ ] billion of assets under management and $[ ] billion of assets under advisement.4 StepStone Group LP has over [1,275] professionals across [31] offices in [19] countries. StepStone Group LP is not performing investment advisory services to the Fund.

StepStone Group Inc. is the sole managing member of StepStone Group Holdings LLC, which in turn is the general partner of StepStone Group LP. StepStone Group Inc. is listed and trades on the Nasdaq Global Select Market under the trading symbol STEP. Please see StepStone Group Inc’s website at www.stepstonegroup.com for more information.

StepStone Group LP advises and/or manages accounts other than that of the Fund, which may give rise to certain conflicts of interest. See “Conflicts of Interest.”

The Sub-Adviser has entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with the Adviser and is responsible for the day-to-day management of the Fund’s assets. The Sub-Adviser provides ongoing research, recommendations, and portfolio management regarding the Fund’s investment portfolio subject to the overall supervision of the Adviser and the Fund’s officers and Board of Trustees.

The offices of the Adviser are located at 128 S Tryon St., Suite 1600, Charlotte NC 28202, and its telephone number is (704) 215-4300. The Adviser or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the 1940 Act at 128 S Tryon St., Suite 1600, Charlotte, NC 28202.

The offices of the Sub-Adviser are located at 277 Park Avenue, 45th Floor, New York, New York 10172. The officers of the Sub-Sub-Adviser are located at Third Floor, One Haddington Buildings, Haddington Road, Dublin 4, D04 X4C9, Ireland.

Advisory Agreement

The Advisory Agreement was approved by the Fund’s Board (including a majority of the Independent Trustees) at a meeting held in person on November 4, 2026 and was also subsequently approved by the then sole Shareholder of the Fund. The Advisory Agreement of the Fund has an initial term of two years from the date of its execution. The Advisory Agreement will continue in effect from year to year thereafter so long as such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable by the Fund without penalty, on 60 days’ prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund will pay the Adviser a Management Fee equal to 1.80% on an annualized basis of the Fund’s daily net assets. The Management Fee will be accrued daily and payable monthly in arrears within ten (10) business days after the end of the month. The Management Fee is an expense paid out of the Fund’s assets. For the avoidance of doubt, the Management Fee is applied to any assets in respect of Shares that will be repurchased by the Fund on such date.

The Adviser will pay 50% of the Management Fee proceeds to the Sub-Adviser on a monthly basis.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement, the Adviser is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

8 “Private market allocations” means the total amount of assets under management and assets under advisement. StepStone Group LP classifies assets under management if StepStone Group LP has full discretion over the investment decisions in an account or has responsibility or custody of assets. Assets under advisement consists of client assets for which StepStone Group LP does not have full discretion to make investment decisions but plays a role in advising the client or monitoring their investments.

19

A discussion of the factors considered by the Fund’s Board of Trustees in approving the Advisory Agreement will be set forth in the Fund’s first annual or semi-annual report on Form N-CSR following the commencement of operations.

As of the date of this SAI, the Fund has not made any payments to the Adviser for investment advisory services because the Fund has not yet commenced operations.

Sub-Advisory Agreement

The Adviser has entered into a Sub-Advisory Agreement with StepStone Group Private Debt LLC. The Sub-Adviser provides the Fund with non-discretionary investment advisory services subject to the overall supervision of the Adviser and the Fund’s officers and Board of Trustees. As consideration for services provided by the Sub-Adviser, the Adviser will pay 50% of the Management Fee proceeds to the Sub-Adviser on a monthly basis.

A description of the factors considered by the Fund’s Board of Trustees in approving the Sub-Advisory Agreement will be set forth in the Fund’s first annual or semi-annual report on Form N-CSR following the commencement of operations.

Sub-Sub-Advisory Agreement

The Sub-Adviser has entered into a Sub-Sub-Advisory Agreement with SGEAIL.

A description of the factors considered by the Fund’s Board of Trustees in approving the Sub-Sub-Advisory Agreement will be set forth in the Fund’s first annual or semi-annual report on Form N-CSR following the commencement of operations.

Distributor

[ ] serves as the Fund’s Distributor pursuant to a distribution agreement (“Distribution Agreement”). The principal office of the Distributor is located at [ ]. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to distribute the Fund’s Shares at an offering price equal to the Fund’s then-current NAV per Share. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Fund’s Board, including a majority of those Trustees who are not parties to such Distribution Agreement nor interested persons of any such party.

Purchases In-Kind

Securities received by the Fund in connection with an in-kind purchase will be valued in accordance with the Fund’s Valuation Policy as of the time of the next-determined NAV per Share of the Fund following receipt in good form of the order. In situations where the purchase is made by an affiliate of the Fund with securities received by the affiliate through a redemption in-kind from another fund, the redemption in-kind and purchase in-kind must be effected simultaneously, the Fund and the redeeming fund must have the same procedures for determining their NAVs, and the Fund and the redeeming fund must ascribe the same value to the securities. Please call (704) 215-4300 before attempting to purchase Shares in-kind. The Fund reserves the right to amend or terminate this practice at any time.

Information Regarding the Portfolio Managers

Other Accounts Managed by the Portfolio Managers

The following table shows information regarding accounts (other than the Fund) managed by each named portfolio managers as of [ ]:

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee: (in billions)			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based: (in billions)
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Gary Gipkhin	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Ariel Goldblatt	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

20

Securities Ownership of Portfolio Managers

As of [   ], the dollar range of securities beneficially owned by the named portfolio managers in the Fund is shown below:

Name	Aggregate Dollar Range of Equity Securities in the Fund(1)
Gary Gipkhin	[ ]
Ariel Goldblatt	[ ]

(1)
Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

Conflicts of Interest

A potential conflict of interest may arise as a result of a portfolio manager’s provision of advisory services to other accounts. Other accounts may pay higher management fees and/or performance fees than the Fund, and this could create an incentive for a portfolio manager to favor such funds in the allocation of investment opportunities.

The Sub-Adviser has implemented procedures that are designed to ensure that investment opportunities are allocated in a manner that: (i) treats all of its clients fairly and equitably over time; (ii) prevents conflicts regarding allocation of investment opportunities among its clients; and (iii) complies with applicable regulatory requirements. For example, the Sub-Adviser uses an allocation methodology designed to allocate all investments ratably based on a defined allocation procedure. Notwithstanding the foregoing, an aggregated investment may be allocated on a different basis under certain circumstances depending on factors which include, but are not limited to, available cash, liquidity requirements, risk parameters and legal and/or regulatory requirements.

The Sub-Adviser and its investment personnel, including a portfolio manager, may hold investments in other accounts. This may create an incentive for the Sub-Adviser and its investment personnel to take investment actions based on those investment interests which might diverge, in some cases, from the interests of other clients or favor or disfavor certain funds over other funds. Any potential conflict that arises from these circumstances is mitigated by several factors, including: (i) the fact that the Sub-Adviser’s investment process is designed to achieve long-term capital appreciation as opposed to short-term profits and (ii) the fact that the allocation process is controlled by finance and compliance personnel for the Sub-Adviser.

Compensation Structure of Portfolio Managers

The Sub-Adviser’s philosophy on compensation is to provide senior professionals incentives that are tied to both short-term and long-term performance of the Sub-Adviser. All investment professionals are salaried. Further, all investment professionals are eligible for a short-term incentive bonus each year that is discretionary and based upon the professional’s performance, as well as the performance of the business.

As of [ ], compensation for the portfolio managers includes, a salary, a discretionary bonus and certain retirement benefits from the Sub-Adviser. Additionally, each of the portfolio managers owns equity interests in the Sub-Adviser and indirectly benefits from the success of the Fund based on their ownership interests.

Proxy Voting Policies and Procedures and Proxy Voting Record

Co-Investments and investments in the Investment Funds and some Co-Investments do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser. The Adviser has further delegated voting of proxies on behalf of the Fund to the Sub-Adviser, which has adopted the proxy voting policies of StepStone Group LP (the “Proxy Voting Policy”). In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

21

The Sub-Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Sub-Adviser will generally vote in favor of management or investor proposals that the Sub-Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Sub-Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Sub-Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Sub-Adviser, the Sub-Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Sub-Adviser proposes to vote on the matter and its reasons for doing so.

Under certain circumstances, the Fund may hold its interests in the Investment Funds in non-voting form. In such cases where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

To assist in its responsibility for voting proxies, the Sub-Adviser may from time to time retain experts in the proxy voting and corporate governance area as proxy research providers (“Research Providers”). The services provided to the Sub-Adviser by the Research Providers would include in depth research, global issuer analysis, and voting recommendations. While the Sub-Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow any such recommendations. In addition to research, the Research Providers could provide vote execution, reporting and recordkeeping. The Board would carefully monitor and supervise the services provided by any Research Providers.

For a copy of the Proxy Voting Policy, see Annex A to this SAI. A copy of the Proxy Voting Policy is also available without charge, upon request, by calling (877) 772-7724, in the SAI on our website at www.stepstonepw.com, and on the SEC’s website at www.sec.gov. The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

PORTFOLIO TRANSACTIONS

Since the Fund generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.

Subject to policies established by the Fund’s Board, the Advisers are primarily responsible for the execution of any traded securities in the Fund’s portfolio and the Fund’s allocation of brokerage commissions. The Advisers do not expect to execute transactions through any particular broker or dealer but seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operations facilities of the firm, and the firm’s risk and skill in positioning blocks of securities.

While the Advisers generally seek reasonably competitive trade execution costs, the Fund will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Advisers may select a broker based partly upon brokerage or research services provided to the Advisers and the Fund and any other clients. In return for such services, the Fund may pay a higher commission than other brokers would charge if the Advisers determine in good faith that such commission is reasonable in relation to the services provided.

As of the date of this SAI, the Fund has not paid any brokerage commissions because the Fund has not yet commenced operations.

As of the date of this SAI, the Fund has not held any securities of its “regular brokers or dealers” (as defined in Rule 10b-1 under the 1940 Act) or their parent entities because the Fund has not yet commenced operations.

22

CONFLICTS OF INTEREST

The Advisers

The Advisers or their affiliates provide or may provide investment advisory and other services to various entities. The Advisers and certain of their investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Advisers and their affiliates, “Other Accounts”). The Fund has no interest in these activities. The Adviser and its affiliates may receive payments from investment managers in connection with such activities. As a result of the foregoing, the Advisers and the investment professionals who, on behalf of the Advisers, will manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which the Advisers will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Advisers will commit the Fund’s assets. There also may be circumstances under which the Advisers will consider participation by other accounts in which the Advisers do not intend to invest on behalf of the Fund, or vice versa.

Allocation decisions may arise when there is more demand from the Fund and other StepStone Group LP clients for a particular investment opportunity, such as the capacity in an Investment Fund or a direct investment, than supply. StepStone Group LP employs an allocation policy designed to ensure that all of its clients will be treated fairly and equitably over time. The portfolio managers have discretion to lower the allocation as appropriate for portfolio construction purposes.

With respect to primary purchases of Investment Funds, StepStone Group LP uses its best efforts to defer the allocation decision to the relevant investment manager, mitigating the potential conflict. With regard to secondary purchases of Investment Funds, StepStone Group LP typically manages the allocation of the transactions across its clients. Under the StepStone Group LP’s allocation policy, if clients are similarly situated, considering all relevant facts and circumstances, allocations will be made pro rata based on the deployment pace for each client determined in accordance with StepStone Group LP’s standard operational processes and specified in each client’s annual portfolio plan. Allocation of direct investments is a hybrid of StepStone Group LP’s approach on Investment Funds; in certain cases, direct investments are allocated by the investment manager leading the transaction, while in others, StepStone Group LP has the ability to allocate the transaction across its clients, in which case the allocation method outlined with respect to secondaries is used. Due to these processes, StepStone Group LP does not believe there is a material risk of a conflict arising in the area of allocations that would disadvantage the Fund relative to another StepStone Group LP client. With respect to evergreen funds such as the Fund, StepStone Group LP may evaluate the deployment pace, investment budget and portfolio plan of such client more frequently than annually.

Importantly, StepStone Group LP’s allocation process is managed independently by StepStone Group LP’s Investment Operations team and ratified by the StepStone Group LP’s Legal and Compliance department.

The 1940 Act imposes significant limits on co-investments with affiliates of the Fund. The Advisers and certain affiliates have obtained an exemptive order from the SEC that permits funds advised by the Advisers, including the Fund, to co-invest alongside its affiliates in privately negotiated investments, subject to certain terms and conditions. The Fund intends to rely on such exemptive order following the commencement of its investment operations. In such cases, the Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment.

The Adviser also intends to compensate, from its own resources, third-party securities dealers, other industry professionals and any affiliates thereof (“financial intermediaries”) in connection with the distribution of Shares in the Fund or for their ongoing servicing of Shares acquired by their clients. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall net asset value of the Fund, or a fee determined in some other method by negotiation between the Adviser and such financial intermediaries. Financial intermediaries may also charge investors, at the financial intermediaries’ discretion, a placement fee based on the purchase price of Shares purchased by the investor. As a result of the various payments that financial intermediaries may receive from investors and the Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

23

Financial intermediaries may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Advisers, Investment Funds or portfolio companies or investment vehicles managed or sponsored by the Advisers or investment managers may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund or an Investment Fund. Such entities may compete with the Fund or an Investment Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in an Investment Fund or a portfolio company may do so on terms that are more favorable than those of the Fund.

Financial intermediaries that act as selling agents for the Fund also may act as distributor for an Investment Fund in which the Fund invests and may receive compensation in connection with such activities. Such compensation would be in addition to the placement fees described above. Financial intermediaries may pay all or a portion of the fees paid to it to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Shares of the Fund. Such fee arrangements may create an incentive for a financial intermediary to encourage investment in the Fund, independent of a prospective Shareholder’s objectives.

A financial intermediary may provide financing, investment banking services or other services to third parties or the Adviser or Sub-Adviser and receive fees therefore in connection with transactions in which such third parties have interests which may conflict with those of the Fund or an Investment Fund. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund, an Investment Fund or a portfolio company. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund, an Investment Fund or a portfolio company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender. A financial intermediary is expected to provide certain such services to the Fund in connection with the Fund obtaining a credit facility, if any.

In addition, issuers of securities held by the Fund or an Investment Fund may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market. The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund or an Investment Fund and may have an effect on the value of the positions so held, or may result in a financial intermediary having an interest in the issuer adverse to the Fund or an Investment Fund. No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund or an Investment Fund has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund or an Investment Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund or an Investment Fund, including with respect to fees and the right to receive information.

Set out below are practices that the Advisers may follow. Although the Advisers anticipate that the investment managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an investment manager will abide by, and comply with, its stated practices. An investment manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than Private Market Assets.

24

Participation in Investment Activities

Directors, principals, officers, employees and affiliates of the Advisers may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Advisers, or by the Advisers for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts (“Investment Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Fund or an Investment Fund.

Other Matters

An investment manager may, from time to time, cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Manager Accounts, subject to certain conditions. Future investment activities of the investment managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Advisers and their affiliates will not purchase securities or other property from, or sell securities or other property to the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members or managing general partners. These transactions would be effected in circumstances in which the Advisers determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Advisers and their affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

25

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares. This discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets (generally, property held for investment) for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under U.S. federal income tax laws, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that have made an election for U.S. federal income tax purposes to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not “United States Persons” (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar. No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Fund or the Shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Prospective Shareholders and Shareholders are urged to consult their own tax advisors as to the U.S. federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of the Fund’s Shares that is for U.S. federal income tax purposes:

•
an individual who is a citizen or resident of the United States;
•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•
a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or
•
an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds the Fund’s Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of the Fund’s Shares that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of the Fund’s Shares.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS OR CO-INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY INVESTMENT FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Qualification as a Regulated Investment Company; Tax Treatment

It is expected that the Fund will qualify for treatment as a RIC under the Code. If the Fund so qualifies and distributes (or is deemed to have distributed) each taxable year to Shareholders dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Fund’s taxable year, the Fund will not be subject to U.S. federal corporate income taxes on any amounts it distributes as dividends for U.S. federal income tax purposes, including distributions (if any) derived from the Fund’s net capital gain (i.e., the excess of the net long-term capital gains over net short-term capital losses) to Shareholders. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.

26

In addition, amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund generally must be considered to have distributed dividends for U.S. federal income tax purposes in respect of each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis, (2) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally determined on the basis of the one-year period ending on October 31st of such calendar year, and adjusted for certain ordinary losses), and (3) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund incurred no U.S. federal income tax. For U.S. federal income tax purposes, dividends declared by the Fund in October, November or December to Shareholders of record on a specified date in such a month and paid during January of the following calendar year are taxable to such Shareholders, and deductible by the Fund, as if paid on December 31 of the calendar year declared. The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

In order to qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined in the Code) (all such income items, “qualifying gross income”); and (b) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code).

For the purpose of determining whether the Fund satisfies the gross income test, the character of the Fund’s distributive share of items of income, gain and loss derived through any Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Funds. Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will “look through” to the assets held by such Investment Funds.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such taxable year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which the RIC’s non-qualifying gross income exceeds one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such taxable year.

Additionally, a RIC that fails the asset diversification test as of the end of a quarter of a taxable year shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter of a taxable year under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

27

If before the end of any taxable quarter of its taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure. However, the action typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the asset diversification discrepancy) may be difficult for the Fund to pursue because of the limited liquidity of the interests in the private markets. While the Code generally affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to do so may limit utilization of this statutory 30-day cure period and, possibly, the extended cure period provided by the Code as discussed above.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions made to Shareholders. In addition, all distributions (including distributions of net capital gain) made to Shareholders generally would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

The Fund’s use of cash to repurchase shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund Share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied, and to the extent that additional distributions are required, could generate additional taxable income for those Shareholders receiving such additional distributions. Furthermore, if the Fund is unable to liquidate portfolio securities in a manner that would enable the Fund to meet the income and asset diversification tests, the Fund could fail to qualify as a RIC, with the adverse consequences as set forth above.

Distributions

The Fund will ordinarily declare and pay distributions from its taxable net investment income and distribute net realized capital gains, if any, at least once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. After the end of each calendar year, Shareholders will be provided a Form 1099, containing information regarding the amount and character of distributions received from the Fund during the calendar year.

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on any distributions that they receive from the Fund. Distributions from net investment income and net short-term capital gain generally will be characterized as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for Shareholders that are corporations. Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as “qualified dividend income,” which is generally subject to tax at rates equivalent to long-term capital gain tax rates, by Shareholders that are individuals. The Fund’s distributions generally are not expected to be attributable to dividends received by the Fund and, therefore, generally are not expected to be eligible for the dividends-received deduction or treatment as “qualified dividend income.” Distributions from net capital gain (typically referred to as a “capital gain dividend”) will be characterized as long-term capital gain, regardless of how long Shares have been held by the Shareholder.

However, if the Shareholder received any long-term capital gain distributions in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the Shareholder upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions. Distributions by the Fund that are or are considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) a Shareholder’s tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale of Shares, as discussed below. Similarly, as discussed below at “Income from Repurchases and Transfers of Shares,” if a repurchase of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares repurchased. In such case, the tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder.

The tax treatment of the Fund’s distributions from taxable net investment income and capital gains generally will be the same whether the Shareholder takes such distributions in cash or reinvests them to buy additional Shares.

28

The Fund may elect to retain its net capital gain or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, the Fund may report the retained amount as undistributed capital gains to its Shareholders, who will be treated as if each Shareholder received a distribution of his or her pro rata share of such gain, with the result that each Shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

For taxable years beginning before January 1, 2026, individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary real estate investment trust (“REIT”) dividends. Applicable Treasury regulations allow RICs to pass through to shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) Shareholders of the Fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through.

Certain distributions reported by the Fund as section 163(j) interest dividends may be treated as interest income by Shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the Shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

An additional 3.8% tax will be imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts to the extent such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to the Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases and Transfers of Shares

A repurchase or transfer of Shares by the Fund generally will be treated as a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the Shareholder’s proportionate interest in the Fund or results in a “complete redemption” of the Shareholder’s Shares, in each case applying certain constructive ownership rules in the Code. Alternatively, if a Shareholder does not submit for repurchase all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and the gross amount of such repurchase may constitute a dividend to the Shareholder to the extent of such Shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits.

If the repurchase or transfer of a Shareholder’s Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased or transferred Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased or transferred Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for one year or less.

Notwithstanding the foregoing, any capital loss realized by a Shareholder will be disallowed to the extent the Shares repurchased or transferred by the Fund are replaced (including through reinvestment of dividends) either with Shares or substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the repurchase or transfer of the Shares. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired. The deductibility of capital losses may be subject to statutory limitations.

29

If the repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares.

The tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder. In such a case, there is a risk that Shareholders who are not seeking to have their Shares repurchased, and Shareholders who seek to have some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such repurchase offer, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the share repurchase program, and in particular whether such program is a single and isolated event or is part of a plan for periodically repurchasing Shares of the Fund.

The Fund generally will be required to report to the IRS and each Shareholder the cost basis and holding period for each respective Shareholder’s Shares repurchased or transferred by the Fund. The Fund has elected the average cost method as the default cost basis method for purposes of this requirement. If a Shareholder wishes to accept the average cost method as its default cost basis calculation method in respect of Shares in its account, the Shareholder does not need to take any additional action. If, however, a Shareholder wishes to affirmatively elect an alternative cost basis calculation method in respect of its Shares, the Shareholder must contact the Administrator to obtain and complete a cost basis election form. The cost basis method applicable to a particular Share repurchase or transfer may not be changed after the valuation date established by the Fund in respect of that repurchase or Share transfer. Shareholders should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Shares, other than in the context of a repurchase or transfer of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase that qualifies for “sale or exchange” treatment.

If a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2,500,000 or more for an individual Shareholder or $10,000,000 or more for a corporate Shareholder), the Shareholder must file with the IRS a disclosure statement on an IRS Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations

U.S. Shareholders who have not “opted-out” of the Fund’s DRIP will have their cash dividends and distributions net of any applicable U.S. withholding tax (including any amounts withheld for which a refund is available by filing a U.S. federal income tax return) automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to Shareholders. A Shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. Shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above net asset value, in which case, the U.S. Shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.

The Fund expects to be treated as a “publicly offered regulated investment company.” A “publicly offered regulated investment company” is a RIC whose equity interests are (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, or (iii) held by at least 500 persons at all times during the RIC’s taxable year. If the Fund does not qualify as a publicly offered RIC for any period, a non-corporate shareholder’s allocable portion of the Fund’s affected expenses, including any management fees, will be treated as an additional distribution to the shareholder and the affected expense will be treated as having been incurred by the shareholder and will be treated as miscellaneous itemized deductions that are deductible only to the extent permitted by applicable law. Under current law, such expenses will not be deductible by any such shareholder. Additionally, assuming the Fund qualifies as a “publicly offered regulated investment company,” in addition to the Fund’s DRIP, the Fund may choose to pay a majority of a required dividend in Shares rather than cash. In order for the distribution to qualify for the annual distribution requirement, the dividend must be payable at the

30

election of each Shareholder in cash or Shares (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If Shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each Shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares of the Fund. The value of the portion of the distribution made in Shares will be equal to the amount of cash for which the Shares is substituted, and the Fund’s U.S. Shareholders will be subject to tax on such amount as though they had received cash.

Fund Investments

The Fund invests a portion of its assets in Investment Funds, some of which may be classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) generally is not subject to an entity-level U.S. federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund and certain Investment Funds (including in circumstances where investments by the Investment Funds, such as investments in debt instruments with “original issue discount,” generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of interests in Investment Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Investment Funds earn income of a type that is not qualifying gross income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test.

Some of the income that the Fund may earn directly or through an Investment Fund, such as income recognized from an equity investment in an operating partnership, may not satisfy the gross income test. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC resulting from a failure to satisfy the gross income test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to Shareholders.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS OR CO-INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF BOTH THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY INVESTMENT FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be characterized as capital gains and losses. However, because the functional currency of the Fund for U.S. federal income tax purposes is the U.S. dollar, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain futures or forward contracts and options, and similar financial instruments) is generally characterized as ordinary income or loss under Section 988 of the Code. Section 988 of the Code similarly provides that gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid would be generally characterized as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be characterized as ordinary income. Finally, all or a portion of any gain realized from engaging in “conversion transactions” (as defined in the Code to generally include certain transactions designed to convert ordinary income into capital gain) may be characterized as ordinary income.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions (“Section 1256 Contracts”) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss

31

will arise upon exercise or lapse of Section 1256 Contracts. In addition, any Section 1256 Contracts remaining unexercised both at October 31 of each calendar year as well as at the end of the Fund’s taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

Subject to its investment policies, the Fund may acquire certain foreign currency forward contracts, enter into certain foreign currency futures contracts, acquire put and call options on foreign currencies, or acquire or enter into similar foreign currency-related financial instruments. Generally, foreign currency regulated futures contracts and option contracts that qualify as Section 1256 Contracts will not be subject to ordinary income or loss treatment under Section 988 of the Code. However, if the Fund acquires or enters into any foreign currency futures contracts or options contracts that are not Section 1256 Contracts, or any foreign currency forward contracts or similar foreign currency-related financial instruments, any gain or loss realized by the Fund with respect to such contract or financial instruments generally will be characterized as ordinary gain or loss unless the contract or financial instrument in question is a capital asset in the hands of the Fund and is not part of a straddle transaction (as described below), and an election is made by the Fund (before the close of the day the transaction is entered into) to characterize the gain or loss attributable to such contract or financial instrument as capital gain or loss.

Offsetting positions held by the Fund, or the Investment Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.” In addition, investments by the Fund in particular combinations of Investment Funds may also be treated as a “straddle.” To the extent the straddle rules apply to positions established by the Fund, or the Investment Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions. Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund, or the Investment Funds, may constitute “mixed straddles.” One or more elections may be made in respect of the U.S. federal income tax treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly an Investment Fund, either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests (“appreciated financial position”), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Investment Fund, enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund, or possibly an Investment Fund, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, REITs, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The U.S. Treasury Department (the “Treasury”) and the IRS have the authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Passive Foreign Investment Companies and Controlled Foreign Corporations

The Fund may indirectly hold equity interests in non-U.S. Investment Funds and/or non-U.S. portfolio companies that may be treated as “passive foreign investment companies” (each, a “PFIC”) under the Code. A PFIC is generally defined as a non-U.S. entity which is classified as a corporation for U.S. federal income tax purposes, and which earns at least 75% of its annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or which holds at least 50% of its total assets in assets producing such passive income. The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may

32

be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If an election is made to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Fund would be required, in lieu of the foregoing requirements, to include in its income each taxable year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund. If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund. The QEF election may not be able to be made with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy. Alternatively, in certain cases, an election can be made to mark-to-market the shares of a PFIC held by the Fund at the end of the Fund’s taxable year (as well as on certain other dates prescribed in the Code). In this case, the Fund would recognize as ordinary income its share of any increase in the value of such PFIC shares, and as ordinary loss its share of any decrease in such value, to the extent such loss did not exceed its share of prior increases in income derived from such PFIC shares. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable taxable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).

Dividends paid by PFICs will not be treated as “qualified dividend income.” In certain cases, the Fund will not be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

If the Fund holds 10% or more (by vote or value) of the interests treated as equity for U.S. federal income tax purposes in a foreign entity classified as a corporation for U.S. federal income tax purposes and considered a controlled foreign corporation (“CFC”) under the Code, the Fund may be treated as receiving a deemed distribution (i.e., characterized as ordinary income) each taxable year from such foreign corporation in an amount equal to its pro rata share of such entity’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the entity makes an actual distribution during such taxable year. The Fund would be required to include the amount of a deemed distribution from a CFC when computing its investment company taxable income as well as in determining whether the Fund satisfies the distribution requirements applicable to RICs, even to the extent the amount of the Fund’s income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and the proceeds from any sales or other dispositions of CFC stock during the Fund’s taxable year. In general, a foreign entity classified as a corporation for U.S. federal income tax purposes will be considered a CFC if greater than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by any U.S. person(s) that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a foreign entity classified as a corporation for U.S. federal income tax purposes.

Under applicable final Treasury regulations, certain income derived by the Fund from a CFC or a PFIC with respect to which the Fund has made a QEF election would generally constitute qualifying income under the gross income test for purposes of determining the Fund’s ability to be subject to tax as a RIC only to the extent the CFC or the PFIC makes current distributions of that income to the Fund or the included income is derived with respect to the Fund’s business of investing in stocks and securities. The Fund may be restricted in its ability to make QEF elections with respect to the Fund’s holdings in Investment Funds and other issuers that could be treated as PFICs or implement certain restrictions with the respect to any Investment Funds or other issuers that could be treated as CFCs in order to limit the Fund’s tax liability or maximize the Fund’s after-tax return from these investments.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, Shareholders and prospective Shareholders should consider the potential state and local tax consequences associated with an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders will generally be taxable in their state of residence with respect to their income or gains earned and distributed by the Fund as dividends for U.S. federal income tax purposes, or the amount of their investment in the Fund.

Foreign Taxes

The Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the

33

Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its Shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, Shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes. The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Information Reporting and Backup Withholding

Information returns will generally be filed with the IRS in connection with distributions made by the Fund to Shareholders unless Shareholders establish they are exempt from such information reporting (e.g., by properly establishing that they are classified as corporations for U.S. federal tax purposes). Additionally, the Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification numbers, generally on an IRS Form W-9, or who otherwise fail to make required certifications, or if the Fund or the Shareholder has been notified by the IRS that such Shareholder is subject to backup withholding. Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to demonstrate their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Shareholder’s U.S. federal income tax liability if the appropriate information is provided to the IRS.

U.S. Federally Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to Shareholders of) unrelated business taxable income (“UBTI”) from being realized by its U.S. federally tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a U.S. federally tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the U.S., federally tax-exempt Shareholder has engaged in a borrowing or other similar transaction to acquire its Shares. A U.S. federally tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (each, a “Foreign Shareholder”) as defined in the Code, depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the Foreign Shareholder), which tax is generally withheld from such distributions. Capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate), unless the Foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. In order to qualify for any reduction or exemption from U.S. withholding tax, a Foreign Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form).

Furthermore, properly reported distributions by the Fund and received by Foreign Shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Fund in respect of the Fund’s “qualified net interest income” (i.e., the Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Fund in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gains over the Fund’s long-term capital losses for such tax year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term capital gains, and a portion of such distributions (e.g., derived from interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of Shares held through an intermediary, the intermediary may have withheld amounts

34

even if the Fund reported all or a portion of a distribution as exempt from U.S. federal withholding tax. To qualify for this exemption from withholding, a Foreign Shareholder must comply with applicable certification requirements relating to its non-U.S. tax residency status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). Thus, an investment in the Shares by a Foreign Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest.

Any capital gain that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon a sale or exchange of Shares will ordinarily be exempt from U.S. tax unless, in the case of a Foreign Shareholder that is a nonresident alien individual, the gain is U.S. source income and such Foreign Shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Foreign Shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption in the manner discussed above.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the potential application of the U.S. estate tax.

Foreign Account Tax Compliance Act

The Fund is required under the Foreign Account Tax Compliance Act (“FATCA”) provisions of the Code to withhold U.S. tax (at a 30% rate) on payments of amounts treated as dividends for U.S. federal income tax purposes made to certain non-U.S. entities (including financial intermediaries) that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the Treasury of U.S.- owned foreign investment accounts unless various U.S. information reporting and diligence requirements (that are in addition to and significantly more onerous than, the requirement to deliver an applicable U.S. nonresident withholding tax certification form (e.g., IRS Form W-8BEN)) and certain other requirements have been satisfied. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Persons located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Other Taxation

The foregoing represents a summary of the general tax rules and considerations affecting Shareholders and the Fund’s operations, and neither purports to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, other state, local, and foreign taxes, estate and inheritance taxes, or intangible property taxes, which may be imposed by various jurisdictions. The Fund also may be subject to additional state, local, or foreign taxes that could reduce the amounts distributable to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund. In addition to the particular matters set forth in this section, tax-exempt entities should carefully review those sections of this Prospectus and its related SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

35

ERISA AND CERTAIN OTHER CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, individual retirement account (“IRA”), Keogh plan, or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the Code (an “ERISA Plan”) should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in non-exempt prohibited transactions, and other standards.

An ERISA Plan that proposes to invest in the Fund may be required to represent to the Board of Trustees that it, and any fiduciaries responsible for the ERISA Plan’s investments, are aware of and understand the Fund’s investment objectives, policies, and strategies; that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan; and that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and the Code, as applicable.

Certain prospective ERISA Plan investors may currently maintain relationships with the Advisers or one or more investment managers in which the Fund invests, or with other entities that are affiliated with the Advisers or such investment managers. Each of such persons may be deemed to be a party in interest to or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits (and the Code penalizes) the use of ERISA Plan assets for the benefit of a party in interest, and also prohibits (and penalizes) an ERISA Plan fiduciary from using its position to cause such ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan Shareholders should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA Plan Shareholders may be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decisions, and that have not relied on any individualized advice of such affiliated persons, as a basis for the decision to invest in the Fund.

An additional issue concerns the extent to which we or all or a portion of the Fund’s assets could themselves be treated as subject to the fiduciary responsibility and prohibited transaction provisions of Title I of ERISA and the prohibited transaction provisions of the Code. Under ERISA and the regulations promulgated thereunder by the U.S. Department of Labor (the “DOL”), as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”), when a Benefit Plan Investor (defined below) invests in an equity interest of an entity that is neither a “publicly-offered security” (within the meaning of the Plan Asset Regulations) nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investor’s assets include both the equity interest and an undivided interest in each of the entity’s underlying assets, unless it is established that the entity is an “operating company” or that equity participation in the entity by Benefit Plan Investors is not “significant” (each within the meaning of the Plan Asset Regulations). The term Benefit Plan Investor is defined under ERISA to include any (a) “employee benefit plan” (as defined in section 3(3) of ERISA) subject to the fiduciary responsibility provisions of Title I of ERISA, (b) “plan” as defined in section 4975(e)(1) of the Code subject to Section 4975 of the Code, and (c) entity whose underlying assets include plan assets by reason of such an employee benefit plan’s or plan’s investment in the entity (e.g., an entity of which 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors and which does not satisfy another exception under ERISA).

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any Benefit Plan Investor investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or the prohibited transaction provisions of Section 4975 of the Code. Thus, none of the Fund or the Advisers will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any Benefit Plan Investor that becomes a Shareholder, solely as a result of the Benefit Plan Investor’s investment in the Fund.

Employee benefit plans and other retirement arrangements that are not subject to ERISA or the related provisions of the Code (“Other Plans”), including, without limitation, governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) may be subject to other U.S. or non-U.S. federal, state, local or other laws or regulations that are similar to the provisions of Title I of ERISA or Section 4975 of the Code (“Other Plan Laws”). Fiduciaries of Other Plans should consult with their own counsel and other advisors regarding applicable Other Plan Laws in connection with an investment in the Fund.

36

By acceptance of any class of Shares, each Shareholder will be deemed to have represented and warranted that either (i) the Shareholder is not, and is not investing on behalf of, any Benefit Plan Investor or Other Plan or (ii) the purchase and holding of the Shares by such Shareholder will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation under any applicable Other Plan Laws.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

THE FUND’S SALE OF SHARES TO ERISA PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISERS, OR ANY OF ITS AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY ANY ERISA PLAN MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO ERISA PLANS GENERALLY OR TO ANY PARTICULAR ERISA PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR ERISA PLANS GENERALLY OR FOR ANY PARTICULAR ERISA PLAN.

ADMINISTRATOR AND SUB-ADMINISTRATOR

[StepStone Private Wealth], when providing services under the administration agreement, serves as the Fund’s administrator (the “Administrator”) and provides certain administrative and fund accounting services to the Fund. Under the terms of an administration agreement between the Fund and the Administrator (the “Administration Agreement”), the Administrator is responsible for, among other things, certain administration, accounting and investor services for the Fund. In consideration for these services, the Fund pays the Administrator the Administration Fee in an amount up to [ ]% on an annualized basis of the Fund’s net assets. The Administration Fee is calculated monthly based on the Fund’s average daily net assets and payable monthly in arrears. The Administration Fee is an expense paid out of the Fund’s net assets. The Administrator’s principal business address is 128 S Tryon St., Suite 1600, Charlotte, NC 28202.

The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the responsibilities, obligations or duties thereunder, neither the Administrator nor its shareholders, officers, directors, employees, agents or control persons shall be liable for any act or omission in connection with or arising out of any services rendered under the Administration Agreement.

[ ] serves as the Fund’s sub-administrator (the “Sub-Administrator”) and performs certain sub-administration and sub-accounting services for the Fund. In consideration of the sub-administrative services and sub-accounting services provided by the Sub-Administrator to the Fund, the Administrator pays the Sub-Administrator from the proceeds of the Administration Fee a sub-administration fee (the “Sub-Administration Fee”) in an amount up to [ ]% on an annualized basis of the Fund’s net assets, subject to a minimum annual fee. The Sub-Administration Fee is calculated based on the Fund’s average daily net asset value and payable monthly in arrears. The Sub-Administrator’s principal business address is [ ].

As of the date of this SAI, the Fund has not made any payments to the Administrator for its services as administrator for the Fund because the Fund has not yet commenced operations.

37

CUSTODIAN AND TRANSFER AGENT

[ ] (the “Custodian”) serves as the custodian of the Fund’s assets and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Advisers or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is [ ].

[ ] serves as Transfer Agent with respect to maintaining the registry of the Fund’s Shareholders and processing matters relating to subscriptions for, and repurchases of, Shares. The Transfer Agent’s principal business address [ ].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ] serves as the independent registered public accounting firm of the Fund. Its principal business address is [ ].

DISTRIBUTOR

[ ] acts as the distributor of the Fund’s Shares. The Distributor’s principal business address is [ ].

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP, Washington, DC and New York, NY, acts as legal counsel to the Fund. Its principal business address is 425 Lexington Avenue, New York, NY 10017. No attorney-client relationship exists, however, between Simpson Thacher & Bartlett LLP and any other person solely by reason of such other person investing in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund had not commenced operations as of [    ], and [except as noted below], no persons owned of record or beneficially 5% or more of the outstanding Shares of the Fund as of that date. [    ] has provided the initial investment in the Fund. For so long as [    ] has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

REPORTS TO SHAREHOLDERS

As soon as practicable after the end of each calendar year, Shareholders will be provided a Form 1099, containing information regarding the amount and character of distributions received from the Fund during the preceding calendar year. The Fund will prepare and transmit to its Shareholders, a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Adviser regarding the Fund’s operations during such period also will be made available to the Fund’s Shareholders.

FISCAL YEAR

For accounting purposes, the fiscal year of the Fund is the 12-month period ending on March 31. The 12-month period ending September 30 of each year will be the taxable year of the Fund unless otherwise determined by the Fund.

38

FINANCIAL STATEMENTS

[To come by Pre-Effective Amendment]

Report of Independent Registered Public Accounting Firm

[ ]

Financial Statement

[ ]

Notes to Financial Statement

[ ]

39

ANNEX A

STEPSTONE GROUP LP

PROXY VOTING POLICY

StepStone, as a matter of policy and as a fiduciary to our discretionary clients (generally the Funds), has responsibility for voting proxies for portfolio securities consistent with the best economic interest of the client (StepStone generally does not have the legal authority to vote proxies on behalf of advisory clients). Our policy and practice include the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to investors about the voting of proxies for their portfolio securities and maintaining relevant and required records. There is a separate voting policy for Stepstone Group Europe Alternative Investments Limited which deals with proxy voting due to its registration as an alternative investment fund manager, which is available upon request.

StepStone has adopted the following procedures to implement the Firm’s policy.

Voting Procedures

•
All Supervised Persons will forward any proxy materials received on behalf of clients to proxyvoting@stepstonegroup.com.
•
Upon receipt, the internal legal and compliance team will coordinate with the applicable investment team to get voting instructions.
•
Absent material conflicts, the legal and compliance team, in consultation with the investment professionals responsible for the investment to which the proxy materials relate, will determine how StepStone should vote the proxy in accordance with applicable voting guidelines, complete the proxy, and vote the proxy in a timely and appropriate manner.

Voting Guidelines

•
In the absence of specific voting guidelines from the client, StepStone will vote proxies in the best interests of each particular client. StepStone's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client or as documented in the file by the CCO or SGEAIL CCO, as applicable. Clients are permitted to place reasonable restrictions on StepStone's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.
•
StepStone will generally vote in favor of routine corporate housekeeping proposals such as to change capitalization (e.g., increase the authorized number of common or preferred shares of stock (to the extent there are not disproportionate voting rights per preferred share)), the election of directors, setting the time and place of the annual meeting, change of fiscal year, change of name, and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.
•
In the case of non-routine matters, voting decisions will generally be made in support of management, unless it is believed that such recommendation is not in the best interests of the client. On a case-by-case basis, the Firm will decide non-routine matters, taking into account the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices. These matters include, but are not limited to, change of domicile, change in preemptive rights or cumulative voting rights, compensation plans, investment restrictions for social policy goals, precatory proposals, classification of the board of directors, poison pill proposals or amendments, recapitalizations, and super-majority voting.

StepStone will abstain from voting if it is determined to be in the best interests of the client. In making such a determination, various factors will be considered, including, but not limited to, the costs associated with exercising the proxy (e.g., travel or translation costs) and any legal restrictions on trading resulting from the exercise of the proxy. In consultation with the CCO or SGEAIL CCO, as applicable, the Firm may also consider any special regulatory implications applicable to the client or the Firm resulting from the exercise of the proxy.

Private Markets Investments

Investments in private markets are often subject to contractual agreements among the investors in the fund or company. If StepStone has the authority to vote with respect to the interests, it will exercise its rights in accord with its contractual obligations and, if its vote is not constrained by contract, the Firm will determine how to vote based on the principles described above. Records relating to the vote will be kept for the five-year retention period.

A-1

PART C

Other Information

Item 25. Financial Statements and Exhibits

(1)
Financial Statements:

Part A: Not applicable, as Registrant has not yet commenced operations.

Part B: Not applicable, as Registrant has not yet commenced operations.

(2)
Exhibits:

(a)(1)	Certificate of Trust is filed herewith.
(a)(2)	Declaration of Trust is filed herewith.
(b)	By-Laws to be filed by amendment.
(c)	Not Applicable.
(d)	Not Applicable.
(e)	Dividend Reinvestment Plan to be filed by amendment.
(f)	Not Applicable.
(g)(1)	Investment Advisory Agreement to be filed by amendment.
(g)(2)	Sub-Advisory Agreement to be filed by amendment.
(h)(1)	Distribution Agreement to be filed by amendment.
(i)	Not Applicable.
(j)(1)	Custody Agreement to be filed by amendment.
(k)(1)(a)	Administration Agreement to be filed by amendment.
(k)(1)(b)	Sub-Administration Agreement to be filed by amendment.
(k)(1)(c)	Fund Accounting Agreement to be filed by amendment.
(k)(2)	Form of Expense Limitation and Reimbursement Agreement to be filed by amendment.
(k)(3)	Not Applicable.
(k)(4)	Transfer Agency Services Agreement to be filed by amendment.
(l)	Opinion and Consent of Counsel to be filed by amendment.
(m)	Not Applicable.
(n)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.
(o)	Not Applicable.
(p)	Form of Subscription Agreement to be filed by amendment.
(q)	Not Applicable.
(r)(1)	Joint Code of Ethics of the Registrant and the Adviser to be filed by amendment.
(r)(2)	Code of Ethics of the Adviser and Sub-Adviser to be filed by amendment.
(s)	Filing Fee Calculation Tables are filed herewith.
(t)	Powers of Attorney are filed herewith.

40

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control

No other person is directly or indirectly controlled by or under common control with the Registrant, except that the Registrant may be deemed to be controlled by SPW, the investment adviser to the Registrant[, and the Sub-Adviser, the sole shareholder of the Registrant]. The Adviser was formed under the laws of the State of Delaware. Sub-Adviser was formed under the laws of the state of Delaware. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-117639). Additional information regarding the Sub-Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission [(SEC File No. 801-106844)].

Item 29. Number of Holders of Securities

Set forth below is the number of holders of securities of the Registrant as of [ ]:

Title of Class	Number of Record Holders
Shares of Beneficial Interest, Class I	[ ]
Shares of Beneficial Interest, Class Y	[ ]

Item 30. Indemnification

Reference is made to Article 5.2 of the Fund’s Agreement and Declaration of Trust filed as Exhibit (a)(2) to this Registration Statement.

The Fund hereby undertakes that it will apply the indemnification provisions of the Agreement and Declaration of Trust in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect. The Fund, in conjunction with the Advisers and the Fund’s Board of Trustees, maintains insurance on behalf of any person who is or was an Independent Trustee, officer, employee, or agent of the Fund, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will the Fund pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Fund itself is not permitted to indemnify.

Item 31. Business and Other Connections of Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each executive officer or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in Registrant’s Prospectus in the section entitled “Management of the Fund” and in the section of the Statement of Additional Information captioned “Management of the Fund.” The information required by this Item 31 with respect to each director, officer or partner of the Adviser is incorporated by reference to Form ADV with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-117639).

Item 32. Location of Accounts and Records

The Administrator maintains the required accounting related and financial books and other records of the Registrant at 128 S Tryon St., Suite 1600, Charlotte, NC 28202.

41

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

1.
The Registrant hereby undertakes to suspend the offering of its shares until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
2.
Not Applicable.
3.
The Registrant hereby undertakes:
(a)
to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
(1)
to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
(2)
to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.
(3)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
(b)
that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and
(c)
to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
(d)
that, for the purpose of determining liability under the Securities Act to any purchaser:
(1)
if the Registrant is relying on Rule 430B:
(A)
Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
(B)
Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

42

(2)
that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and
(e)
that, for the purpose of determining liability under the Securities Act to any purchaser:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)
any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;
(2)
free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;
(3)
the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(4)
any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
4.
The Registrant undertakes that:
(a)
Not applicable; and
(b)
For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
5.
Not applicable.
6.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by the Advisers, officer or controlling person, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.
7.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

43

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, StepStone Private Credit Retirement Strategy has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte and State of North Carolina on the 9th day of November, 2026.

STEPSTONE PRIVATE CREDIT RETIREMENT STRATEGY

(A Delaware statutory trust)

/s/ Brett Schlemovitz
By:	Brett Schlemovitz
Title:	Principal Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Thomas K. Sittema*	Trustee	November 9, 2026
Thomas K. Sittema

/s/ Robert W. Long	Trustee	November 9, 2026
Robert W. Long

/s/ Terry Prather*	Trustee	November 9, 2026
Terry Prather

/s/ Tracy Schmidt*	Trustee	November 9, 2026
Tracy Schmidt

/s/ Ron Sturzenegger*	Trustee	November 9, 2026
Ron Sturzenegger

/s/ Joseph Cambareri	Principal Financial Officer and Treasurer	November 9, 2026
Joseph Cambareri
/s/ Brett Schlemovitz	Principal Executive Officer and President	November 9, 2026
Brett Schlemovitz

*By:	/s/ Robert W. Long
Robert W. Long
Attorney-in-Fact

44

EXHIBIT INDEX

(a) (1) Certificate of Trust

(a) (2) Declaration of Trust

(s) Filing Fee Calculation Tables

(t) Powers of Attorney

45